As filed with the Securities and Exchange Commission on April 29, 2005.
                                                      Registration No. 333-19583
                                                      Registration No. 811-08015
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-4

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 18

                                       and

              REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 20

                         -------------------------------

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                           (Exact name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                             One National Life Drive
                              Montpelier, VT 05604
     (Complete name and address of depositor's principal executive offices)
                                 (802) 229-3113
                          -----------------------------

                                  Kerry A. Jung
                                 Senior Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2415
                         -------------------------------

             It is proposed that this filing will become effective:


            __X___ on May 2, 2005 upon filing pursuant to paragraph (b) of Rule 485


                     60 days after filing pursuant to paragraph (a)(1) of -------- Rule 485


           --------  on (date) pursuant to paragraph (a) (1) of Rule 485


           -------- this post-effective amendment designates a new effective date of a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a Variable Account under individual flexible premium variable annuity contracts.

                       Sentinel Advantage Variable Annuity
                               P R O S P E C T U S

                                Dated May 2, 2005


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                 National Life Insurance Company - Home 0ffice:
        National Life Drive, Montpelier, Vermont 05604 o 1-800-732-8939
-------------------------------------------------------------------------------


         The Sentinel Advantage Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the "Variable Account"), a separate account of National Life Insurance Company ("National Life, "we," "our," or "us"). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is currently divided into 49 Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund option (each a "Fund") described below:



---------------------------------- ------------------------------------- -------------------------------- --------------------------

MANAGED BY NL CAPITAL             MANAGED BY AIM ADVISORS, INC.          MANAGED BY FRED ALGER           MANAGED BY AMERICAN CENTURY
MANAGEMENT , INC.                                                        MANAGEMENT, INC                 INVESTMENT MANAGEMENT, INC
---------------------------------- ------------------------------------- -------------------------------- --------------------------
Sentinel Variable Products Trust  AIM Variable Insurance Funds           Alger American Fund              American Century Variable
 Common Stock Fund                AIM V.I. - Dynamics Fund               Growth Portfolio                 Portfolios, Inc.
 Mid Cap Growth Fund              AIM V.I. - Health Sciences Fund        Leveraged AllCap Portfolio       VP Income & Growth
 Small Company Fund               AIM V.I. - Technology Fund             Small Capitalization Portfolio      Portfolio
 Growth Index Fund                                                                                        VP Value Portfolio
 Balanced Fund                                                                                            VP Ultra(R) Portfolio
 Bond Fund                                                                                                VP Vista Portfolio
 Money Market Fund                                                                                        VP International Portfolio
                                                                                                          VP Inflation Protection
                                                                                                               Portfolio
---------------------------------- ------------------------------------- -------------------------------- --------------------------
MANAGED BY THE DREYFUS             MANAGED BY FIDELITY MANAGEMENT &          MANAGED BY FRANKLIN TEMPLETON
CORPORATION                        RESEARCH COMPANY                          INVESTMENTS
---------------------------------- ----------------------------------------- -------------------------------- ----------------------

Dreyfus Variable Investment Fund   Fidelity(R) Variable Insurance Products   Franklin Templeton Variable   J.P. Morgan Series
 Appreciation Portfolio             Contrafund(R) Portfolio(R)                Insurance Products Trust       Trust II
 Developing Leaders Portfolio       Equity Income Portfolio                   Mutual Shares Securities      JP Morgan International
 Dreyfus Quality Bond               Growth Portfolio                          Fund                           Equity Portfolio
 Portfolio                          High Income Portfolio                     Franklin Small Cap Value      JP Morgan Small Company
                                    Index 500 Portfolio                       Securities Fund                Portfolio
Dreyfus Socially Responsible        Investment Grade Bond Portfolio           Franklin Small-Midcap
 Growth Fund, Inc.                  Overseas Portfolio                        Growth Securities Fund
                                    Mid Cap Portfolio                         Templeton Foreign
                                                                              Securities Fund
                                                                              Franklin Real Estate Fund
---------------------------------- ----------------------------------------- -------------------------------- ---------------------
MANAGED BY NEUBERGER BERMAN
MANAGEMENT, INC.
---------------------------------- ----------------------------------------- -------------------------------- ---------------------
Neuberger Berman Advisers          Scudder  Variable Series II                T. Rowe Price Equity            Wells Fargo Variable
   Management Trust                  Dreman High Return Equity Portfolio       Series, Inc.                     Trust
 Partners Portfolio                  Dreman Small Cap Value Portfolio          Blue Chip Growth Portfolio     Wells Fargo Advantage
 Mid Cap Growth Portfolio                                                      Equity Income Portfolio          Discovery  Fund
 Fasciano Portfolio                                                            Health Sciences Portfolio      Wells Fargo Advantage
 Limited Maturity Portfolio                                                                                     Opportunity  Fund
---------------------------------- ----------------------------------------- -------------------------------- ---------------------


         This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 2, 2005 containing further information about the Contracts and the Variable Account is filed with the Securities and Exchange Commission. You can obtain a copy without charge from National Life Insurance Company by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC's website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address. This Prospectus must be accompanied by current prospectuses or profiles for the Funds.


         Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

         The Statement of Additional Information, dated May 2, 2005, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of the Prospectus.

                                Table of Contents




                                                                            Page
  SUMMARY....................................................................1
  SUMMARY OF CONTRACT EXPENSES...............................................4
  UNDERLYING FUND ANNUAL EXPENSES............................................6
  ACCUMULATION UNIT VALUES...................................................9
  NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS.......14
           National Life Insurance Company...................................14
           The Variable Account..............................................14
           Underlying Fund Options...........................................14
           Other Information.................................................17
DETAILED DESCRIPTION OF CONTRACT PROVISIONS..................................17
           Issuance of a Contract............................................18
           Premium Payments..................................................18
                    The Initial Premium Payment..............................18
                    Subsequent Premium Payments..............................18
                    Allocation of Net Premium Payments.......................19
           Transfers.........................................................19
           Disruptive Trading................................................20
           Value of a Variable Account Accumulation Unit.....................22
                    Net Investment Factor....................................22
           Determining the Contract Value....................................22
           Annuitization.....................................................23
                    Maturity Date............................................23
                    Election of Payment Options..............................23
                    Frequency and Amount of Annuity Payments.................23
           Annuitization - Variable Account..................................24
                    Value of an Annuity Unit.................................24
                    Assumed Investment Rate..................................24
           Annuitization - Fixed Account.....................................24
           Annuity Payment Options...........................................25
           Stretch Annuity Payment Option....................................25
           Death of Owner....................................................26
           Death of Annuitant Prior to the Annuitization Date................27
           Generation-Skipping Transfers.....................................27
           Ownership Provisions..............................................27
CHARGES AND DEDUCTIONS.......................................................28
           Deductions from the Variable Account..............................29
           Contingent Deferred Sales Charge..................................29
           Annual Contract Fee...............................................30
           Transfer Charge...................................................31
           Premium Taxes.....................................................31
           Charge for Optional Enhanced Death Benefit Rider..................31
           Other Charges.....................................................31
CONTRACT RIGHTS AND PRIVILEGES...............................................32
           Free Look.........................................................32
           Loan Privilege - Tax Sheltered Annuities..........................32
           Surrender and Withdrawal..........................................34
           Payments..........................................................35
           Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract.36
           Telephone Transaction Privilege...................................37
           Optional "Illuminations" Investment Advisory Service..............38
           Available Automated Fund Management Features......................39
                      Dollar Cost Averaging..................................39
                      Portfolio Rebalancing..................................40
                      Systematic Withdrawals.................................40

                                                                            Page


           Contract Rights Under Certain Plans...............................41
  THE FIXED ACCOUNT..........................................................41
           Minimum Guaranteed and Current Interest Rates.....................42
           Enhanced Fixed Account............................................42
THE GUARANTEED ACCOUNTS......................................................44
           Investments in the Guaranteed Accounts............................44
           Termination of a Guaranteed Account...............................45
           Market Value Adjustment...........................................45
           Other Matters Relevant to the Guaranteed Accounts.................48
           Preserver Plus Program............................................48
OPTIONAL ENHANCED DEATH BENEFIT RIDER........................................48
OPTIONAL ACCELERATED BENEFIT RIDERS..........................................49
FEDERAL INCOME TAX CONSIDERATIONS............................................50
           Taxation of Non-Qualified Contracts...............................50
           Taxation of Qualified Contracts...................................51
           Federal Estate Taxes..............................................53
           Possible Tax Law Changes..........................................53
GENDER NEUTRALITY............................................................53
VOTING RIGHTS................................................................54
CHANGES TO VARIABLE ACCOUNT..................................................54
DISTRIBUTION OF THE CONTRACTS................................................55
FINANCIAL STATEMENTS.........................................................55
STATEMENTS AND REPORTS.......................................................56
OWNER INQUIRIES..............................................................56
LEGAL PROCEEDINGS............................................................56
GLOSSARY.....................................................................57
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....................59






THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LEGALLY BE MADE.

                                     SUMMARY

         This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

HOW DO I PURCHASE A CONTRACT?

         Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See "Issuance of a Contract," below. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

CAN I MAKE ADDITIONAL PREMIUM PAYMENTS?

         You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRA's). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see "Premium Payments," below).

HOW DOES THE "FREE LOOK" RIGHT TO EXAMINE THE CONTRACT WORK?

         To be sure that you are satisfied with the Contract, you have a ten day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this Prospectus. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRA's and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

WHAT IS THE PURPOSE OF THE VARIABLE ACCOUNT?

         The Variable Account is a separate investment account that consists of 49 Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the 49 Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding portfolios of the Funds that are listed on the cover page of this Prospectus (see "The Variable Account" and "Underlying Fund Options," below).

         We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value your Contract may be more or less than the premiums paid.

HOW DOES THE FIXED ACCOUNT WORK?

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state. (see "The Fixed Account", below.)

HOW DO THE GUARANTEED ACCOUNTS WORK?


         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see "The Guaranteed Accounts", below).

WHEN WILL I RECEIVE PAYMENTS?

         After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see "Annuitization - Frequency and Amount of Annuity Payments," below).

WHAT HAPPENS IF THE OWNER DIES BEFORE ANNUITIZATION?


         For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option ("Annuitization"); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.


         For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit. For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see "Death of Owner," below.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE ANNUITIZATION?

         If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see "Death of Annuitant Prior to the Annuitization Date," below).

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?

         You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see "Surrender and Withdrawal," below). A Withdrawal or a surrender may result in federal income tax, including a federal penalty tax (see "Federal Income Tax Considerations," below), and you may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

WHAT CHARGES WILL I PAY?

         CONTINGENT DEFERRED SALES CHARGE: We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see "Contingent Deferred Sales Charge," below).


         MARKET VALUE ADJUSTMENT: We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see "The Guaranteed Accounts," below).


         ANNUAL CONTRACT FEE: We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see "Annual Contract Fee," below).

         ADMINISTRATION CHARGE: We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see "Deductions from the Variable Account," below).

         MORTALITY AND EXPENSE RISK CHARGE: We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see "Deductions from the Variable Account," below).

         CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER: If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see "Charge for Optional Enhanced Death Benefit Rider," below).

         PREMIUM TAXES: If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see "Premium Taxes," below).

         TRANSFER CHARGE. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year. However, we are not currently assessing transfer charges.

         INVESTMENT MANAGEMENT FEES AND FUND OPERATING EXPENSES: Charges for investment management services and operating expenses are deducted daily from each portfolio of each Fund (see "Underlying Fund Annual Expenses," below, and the accompanying Fund prospectuses).

         We pay compensation to broker-dealers who sell the Contracts. (See "Distribution of Contracts," below).

CAN I TRANSFER MY CONTRACT VALUE AMONG THE DIFFERENT INVESTMENT OPTIONS?


         You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See "Disruptive Trading" below.

ARE THERE ANY OTHER CONTRACT PROVISIONS?

         For information concerning other important Contract provisions, see "Contract Rights and Privileges," below, and the remainder of this Prospectus.

HOW WILL THE CONTRACT BE TAXED?

         For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see "Federal Income Tax Considerations," below.

WHAT IS THE "ILLUMINATIONS" PROGRAM?

         We offer all Contract Owners the opportunity to participate in "Illuminations". Under this investment advisory program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. There is no charge for participation in Illuminations.

WHAT IF I HAVE QUESTIONS?

         We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

         If you have questions concerning your investment strategies, please contact your registered representative.

                          SUMMARY OF CONTRACT EXPENSES

         The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

         The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, or transfer Contract Value between investment options or for certain Qualified Contracts, take a loan.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases...........................................None
Premium Taxes     .................................................See below(1)
Contingent Deferred Sales Charge  (as a percentage of Net Premium
   Payments surrendered or withdrawn)(2) Maximum.............................7%
Transfer Charge...........................................................$25(3)
Loan Interest Spread (effective annual rate) ............................2.5%(4)


The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio company fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES (DEDUCTED DAILY AS A PERCENTAGE OF
VARIABLE ACCOUNT CONTRACT VALUE)
Mortality and Expense Risk Charge..........................................1.25%
Administration Charge......................................................0.15%
                                                                           -----
Total Basic Variable Account Annual Percentage Expenses....................1.40%
Annual Contract Fee(5)..................................................... $30

OPTIONAL RIDER EXPENSES

Annual Charge for Optional Enhanced Death Benefit Rider.....0.20% of Contract
                                                            Value at the time of
                                                            deduction


(1) States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See "Premium Taxes," below.

(2) The Contingent Deferred Sales Charge ("CDSC") declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years. Each Contract Year, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see "Contingent Deferred Sales Charge," below). After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.

 3) We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.

(4) The Loan Interest Spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan.

(5) The Annual Contract Fee is assessed only upon Contracts which as of the applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

The next item shows the minimum and maximum total operating expenses charged by portfolio companies that you may pay periodically during the time you own the Contract. The fees and expenses are for the fiscal year ended December 31, 2004. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

UNDERLYING FUND ANNUAL EXPENSES (AS A PERCENTAGE OF UNDERLYING FUND AVERAGE NET ASSETS)



------------------------------- ----------------------------- ------------------    ------------------
                                                                    Minimum            Maximum
------------------------------- ----------------------------- ------------------    ------------------
Total Annual Portfolio Company Operating Expenses (expenses           0.10%             2.57%
that are deducted from portfolio company assets, including
management fees, distribution and/or service 12b-1 fees,
and other expenses).
------------------------------- ----------------------------- ------------------    ------------------



The annual expenses as of December 31, 2004 (unless otherwise noted) of each individual portfolio company, before any fee waivers or expense reimbursements, are shown below.(1)


Porfolio                                                              Management     12b-1      Other        Gross
                                                                      Fee            Fees(2)    Expenses     Total Annual
                                                                                                             Expenses
--------                                                              ----------     -----      -----        -----
Sentinel Variable Products Trust
     Balanced Fund                                                    0.55%          NA         0.33%        0.88%(3)
     Bond Fund                                                        0.40%          NA         0.31%        0.71%(3)
     Common Stock Fund                                                0.42%          NA         0.25%        0.67%
     Growth Index Fund                                                0.30%          NA         1.85%        2.15%(3)
     Mid Cap Growth Fund                                              0.48%          NA         0.32%        0.80%
     Money Market Fund                                                0.25%          NA         0.29%        0.54%(3)
     Small Company Fund                                               0.43%          NA         0.29%        0.72%
AIM Variable Insurance Funds
     AIM V.I. - Dynamics Fund - Series I Shares(4)                    0.75%          NA         0.39%        1.14%(3)
     AIM V.I. - Health Sciences Fund- Series I Shares(4)              0.75%          NA         0.36%        1.11%(3)
     AIM V.I. - Technology Fund- Series I Shares(4)                   0.75%          NA         0.40%        1.15%
The Alger American Fund
     Alger American Growth Portfolio - Class O Shares                 0.75%          NA         0.11%        0.86%
     Alger American Leveraged AllCap Portfolio - Class O Shares       0.85%          NA         0.12%        0.97%
     Alger American Small Capitalization Portfolio - Class O Shares   0.85%          NA         0.12%        0.97%
American Century Variable Portfolios, Inc.
     VP Income & Growth Portfolio                                     0.70%          NA         NA           0.70%
     VP Value Portfolio                                               0.93%          NA         NA           0.93%
     VP Ultra(R) Portfolio                                            1.00%          NA         NA           1.00%
       VP Vista Portfolio                                             1.00%          NA         NA           1.00%
       VP International Portfolio                                     1.27%          NA         NA           1.27%
       VP Inflation Protection Portfolio                              0.49%          NA         NA           0.49%
Dreyfus Variable Investment Fund
       DVIF Appreciation Portfolio - Initial Shares                   0.75%          NA         0.04%        0.79%
       DVIF Developing Leaders Portfolio - Initial Shares             0.75%          NA         0.04%        0.79%
       DVIF Quality Bond Portfolio - Initial Shares                   0.65%          NA         0.09%        0.74%
Dreyfus Socially Responsible Growth Fund, Inc.                        0.75%          NA         0.07%        0.82%
Fidelity(R) Variable Insurance Products Initial Class
     Contrafund(R) Portfolio                                          0.57%          NA         0.11%        0.68%(3)
     Equity Income Portfolio                                          0.47%          NA         0.11%        0.58%(3)
     Growth Portfolio                                                 0.58%          NA         0.10%        0.68%(3)
     High Income Portfolio                                            0.58%          NA         0.13%        0.71%
     Index 500 Portfolio                                              0.10%          NA         NA           0.10%
     Investment Grade Bond Portfolio                                  0.43%          NA         0.13%        0.56%
     Mid Cap Portfolio                                                0.57%          NA         0.14%        0.71%(3)
     Overseas Portfolio                                               0.72%          NA         0.19%        0.91%(3)




                                       7





Franklin Templeton Variable Insurance Products Trust
       Class 2 shares, Mutual Shares Securities Fund                  0.80%          0.25%(5)   0.21%        1.26%
       Class 2 shares, Franklin Small Cap Value Securities  Fund      0.53%          0.25%(5)   0.18%        0.96%(3)
     Class 2 shares, Franklin Small-Midcap Growth Securities Fund     0.48%          0.25%(5)   0.29%        1.02%(3)
     (formerly Class 2 shares, Franklin Small Cap Fund)
       Class 2 shares, Templeton Foreign Securities Fund              0.68%          0.25%      0.19%        1.12%(3)
       Class 2 shares, Franklin Real Estate Fund                      0.48%          0.25%      0.02%        0.75%
J.P. Morgan Series Trust II
     JP Morgan International Equity Portfolio                         0.60%          NA         0.60%        1.20%
     JP Morgan Small Company Portfolio                                0.60%          NA         0.55%        1.15%
Neuberger Berman Advisers Management Trust
     I Class, Partners Portfolio                                      0.83%          NA         0.08%        0.91%(3)
     I Class, Mid Cap Growth Portfolio                                0.84%          NA         0.08%        0.92%(3)
     S Class, Fasciano Portfolio                                      1.15%          0.25%      1.17%        2.57%(3)
     I Class Limited Maturity Bond Portfolio                          0.65%          NA         0.08%        0.73%(3)
Scudder Variable Series II
     Class B shares, Dreman High Return Portfolio                     0.73%          0.25%      0.18%        1.16%
     Class B shares, Dreman Small Cap Value Portfolio                 0.75%          0.25%      0.16%        1.16%
T. Rowe Price Equity Series, Inc.
       Class II shares, Blue Chip Growth Portfolio                    0.85%          0.25%      NA           1.10%
       Class II shares, Equity Income Portfolio                       0.85%          0.25%      NA           1.10%
       Class II shares, Health Sciences Portfolio                     0.95%          0.25%      NA           1.20%
Wells Fargo Variable Trust
     Wells Fargo Advantage Discovery Fund(6)                          0.75%          0.25%      0.22%        1.22%(3)
     Wells Fargo Advantage Opportunity Fund(6)                        0.72%          0.25%      0.20%        1.17%(3)

(1) The portfolio fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain portfolios may impose a redemption fee of no more than 2% of the amount of portfolio shares redeemed. We may be required to implement a portfolio's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each portfolio's prospectus.

(2)Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing distribution and shareholder support services to some portfolios.

(3)Certain of the portfolios receive voluntarily and/or contractual waivers of fees and/or reimbursements of expenses from their investment advisers or other affiliates. However, there may be no legal obligation to continue these arrangements for any particular period of time. We are aware that (1) a National Life Insurance Company affiliate has committed to maintain the reimbursement arrangements for the named Sentinel Variable Products Funds until at least December 31, 2005, (2) AIM Advisors, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limited Total Annual Expenses for the AIM V.I. Dynamics, Health Sciences, and Technology Funds-Series I to 1.30% (excluding certain expenses) through April 30, 2006 and to waive a portion of its advisory fees for the AIM V.I. Dynamics and Health Sciences Funds-Series I from January 1, 2005 through June 30, 2006, (3) Neuberger Berman Management Inc. has agreed to waive fees and reimburse certain expenses through December 31, 2008 that exceed 1% for the I Class Limited Maturity Bond, I Class Mid-Cap Growth, and I Class Partners Portfolios and 1.40% for the S Class Fasciano Portfolio, (4) Franklin Mutual Advisers LLC has agreed to reduce its fees from assets invested by the Franklin Small-Mid Cap Growth Securities, Franklin Small Cap Value Securities, Mutual Shares Securities, Templeton Foreign Securities, and Franklin Real Estate Funds in a Franklin Templeton Money Market Fund, and (5) Wells Fargo Funds Management, LLC has committed to maintain the waiver/reimbursement arrangements for the Wells Fargo Advantage Discovery and Opportunity Funds through April 30, 2007. If these arrangements are terminated, the affected portfolio's expenses may increase. Taking these waiver/reimbursement arrangements into account, annual operating expenses of those portfolios having such arrangements are shown below.




                                                                                           Net Total
                                                                                           Annual
     Portfolio                                                                             Expenses
     ---------                                                                             --------
     Sentinel Variable Products Trust
        Balanced Fund                                                                      0.81%
        Bond Fund                                                                          0.69%
        Growth Index Fund                                                                  0.60%
        Money Market Fund                                                                  0.40%
     AIM Variable Insurance Funds
        AIM V.I. - Dynamics Fund - Series I Shares                                         1.13%
        AIM V.I. - Health Sciences Fund- Series I Shares                                   1.10%
     Fidelity(R) Variable Insurance Products Initial Class
        Contrafund(R) Portfolio                                                              0.66%
        Equity Income Portfolio                                                            0.57%
        Growth Portfolio                                                                   0.65%
        Mid Cap Portfolio                                                                  0.68%
        Overseas Portfolio                                                                 0.87%
     Franklin Templeton Variable Insurance Products Trust
        Class 2 shares, Franklin Small Cap Value Securities Fund                           0.92%
        Class 2 shares, Franklin Small-Midcap Growth Securities Fund                       0.99%
        Class 2 shares, Templeton Foreign Securities Fund                                  1.07%
     Neuberger Berman Advisers Management Trust
        S Class, Fasciano Portfolio                                                        1.41%
     Wells Fargo Variable Trust
        Wells Fargo Advantage Discovery  Fund                                              1.15%
        Wells Fargo Advantage Opportunity Fund                                             1.07%

(4)Effective April 30, 2004, the INVESCO VIF - Dynamics Fund reorganized into the AIM V.I. - Dynamics Fund, the INVESCO VIF - Health Sciences Fund reorganized into the AIM V.I. - Health Sciences Fund, and the INVESCO VIF - Technology Fund reorganized into the AIM V.I. - Technology Fund.

(5)While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(6)Effective April 11, 2005, the Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund and the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund. Other expenses for the Wells Fargo Advantage Discovery and Opportunity Funds are based on estimates for the current fiscal year.


For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

EXAMPLE


         The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and portfolio company fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the portfolio companies apply as of December 31,2004, and that you elected the Optional Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:


         1 Year            3 Years        5 years          10 years
         $1,113            $1,749         $2,397            $4,276

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

         1 Year(3)         3 Years        5 years          10 years
         $413              $1,249         $2,097            $4,276




                         Accumul-   Accumul-    Number of      Accumul-   Accumul-   Number of    Accumul-   Accumul-   Number of
                         ation Unit ation Unit  Accumulation   ation      ation      Accumulation ation      ation      Accumulation
                         Value at   Value at    Units          Unit       Unit       Units        Unit       Unit       Units
                         6/20/97    12/31/97    Outstanding    Value at   Value at   Outstanding  Value at   Value at   Outstanding
                                                at 12/31/97    1/2/98     12/31/98   at 12/31/98  1/4/99     12/31/99   at 12/31/99


-----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Common       10.00       10.68     198,364.24      10.69      11.96   681,315.40      11.96      12.14    1,054,556
Stock Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Sentinel  VPT Mid Cap     10.00       11.16      36,358.13      11.14      12.71   167,349.38      12.63      17.40      351,290
Growth Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Small        10.00       10.74      12,575.62      10.76      11.43    67,028.38      11.29      13.07       95,954
Company Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Money        10.00       10.20     133,462.26      10.20      10.59   464,682.04      10.59      10.96      874,549
Market Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Bond         10.00       10.42      16,645.42      10.47      11.12   258,757.60      11.09      10.60      454,241
Subaccount
-----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Balanced     10.00       10.64      86,880.05      10.65      11.80   321,764.26      11.80      11.74      555,721
Subaccount
-----------------------------------------------------------------------------------------------------------------------------------

Alger American Growth     10.00       10.65      35,788.21      10.63      15.55   174,624.86      15.47      20.51      620,933
 Subaccount
-----------------------------------------------------------------------------------------------------------------------------------

Alger American Small      10.00       11.00      91,673.97      10.89      12.53   180,967.55      12.41      17.73      243,153
Capitalization Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Equity  10.00       10.84     106,376.57      10.86      11.93   446,646.08      11.88      12.51      704,688
 Income Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Growth  10.00       10.71      20,134.41      10.75      14.74   128,908.47      14.73      19.97      558,722
Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-High    10.00       10.83      79,304.18      10.85      10.22   316,357.63      10.24      10.90      398,907
Income Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-        10.00        9.45      31,089.33       9.50      10.51   137,169.62      10.82      14.78      238,593
Overseas Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund -       10.00       10.95      59,153.41      10.93      14.04   220,659.55      13.93      17.20      495,265
Contrafund(R) Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund -       10.00       10.88     123,048.43      10.94      13.77   644,354.40      13.75      16.37    1,479,594
Index 500 Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Strong Mid Cap Growth     10.00       11.26     594,648.07      11.16      14.29    79,046.28      14.08      26.76      318,572
Subaccount (now Wells Fargo Advantage
Discovery Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Strong Opportunity        10.00       11.16     340,375.32      11.15      12.50   125,380.26      12.55      16.63      200,977
Subaccount (now Wells Fargo
Fund II, Inc.
Advantage Opportunity Subaccount)

-----------------------------------------------------------------------------------------------------------------------------------

(3) The Contract may not be annuitized in the first two years from the Date of Issue.




                             ACCUMULATION UNIT VALUE
                                  (in dollars)

The following table sets forth for each period since inception for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.



                        Accumul     Accumul-    Number of      Accumul-   Accumul-   Number of    Accumul-   Accumul-   Number of
                        ation Unit  ation Unit  Accumulation   ation      ation      Accumulation ation      ation      Accumulation
                        Value at    Value at    Units          Unit       Unit       Units        Unit       Unit       Units
                        1/3/00      12/31/00    Outstanding    Value at   Value at   Outstanding  Value at   Value at   Outstanding
                                                 at 12/31/00   1/2/01     12/31/01   at 12/31/01  1/2/02     12/31/02   at 12/31/02

----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Common Stock     11.90       13.15   1,080,323.09      12.98     11.91  1,550,727.39      11.93      9.71  1,800,411.01
Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Sentinel  VPT Mid Cap         17.64       17.01     816,621.11      15.66     12.70  1,037,504.10      12.77      9.51  1,000,052.44
Growth Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Small Company    12.88       17.84     337,481.08      17.06     18.54    641,556.80      18.42     15.73    937,943.44
Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Money Market     10.96       11.47     946,420.61      11.47     11.73  1,339,572.89      11.73     11.72  1,551.827.66
Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT  Bond            10.55       11.46     480,176.92      11.56     12.14    831,321.19      12.08     10.22    916,629.63
Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Balanced         11.58       12.60     597,642.88      12.56     11.55    742,241.96      11.52     13.06  1,213.264.09
Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Alger American Growth         20.53       17.24   1,085,900.24      16.62     14.99  1,176,016.07      15.02      9.91  1,112,587.18
Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Alger American Small          17.64       12.73     600,592.69      11.62      8.85    713,337.23       8.76      6.44    627,551.21
Capitalization Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Equity      12.18       13.38     877,837.96      13.22     12.54  1,100,806.66      12.56     10.27 1,336,207.03
Income Subaccount

-----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Growth      19.93       17.54   1,030,524.99      16.81     14.24  1,161,109.49      14.33      9.82 1,116,957.82
Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-High Income 10.86        8.33     501,300.74       8.32      7.25    572,401.28      7.28      7.40    683,024.78
Subaccount

----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Overseas    14.84       11.79     764,738.39      11.73      9.16    943,360.18      9.23      7.20    956,027.37
Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund             16.93       15.84     757,511.71      15.33      13.71   802,651.88      13.63     12.26   895,933.04
-Contrafund(R) Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund -Index 500  16.21        14.64   2,023,959.28      14.23     12.69 2,179,936.83     12.76       9.73 2,177,585.47
Subaccount

------------------------------------------------------------------------------------------------------------------------------------

Strong Mid Cap Growth         26.94        22.48     594,648.07      20.44     15.34   649,737.70     15.42       9.45   593,006.69
Subaccount(now Wells Fargo
Advantage Discovery Subaccount)

------------------------------------------------------------------------------------------------------------------------------------

Strong Opportunity Fund II, Inc. 16.34     17.48     340,375.32      17.13      16.60  422,080.77     16.59      11.98   593,692.26
Subaccount (now Wells Fargo
Advantage Opportunity Subaccount)

------------------------------------------------------------------------------------------------------------------------------------




                                                    Accumul-     Accumul-   Number of      Accumul-   Accumul-     Number of
                                                    ation Unit   ation Unit Accumulation   ation Unit ation Unit   Accumulation
                                                    at 1/2/03    Value at   Units          Value at   Value at     Units
                                                                 12/31/03   Outstanding    1/2/04     12/31/04     Outstanding
                                                                            at 12/31/03                            at 12/31/04

-------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Common Stock Subaccount                    9.96      12.59   2,081,352.52       12.59      13.61    2,530,565.26

------------------------------------------------------------------------------------------------------------------------------

Sentinel  VPT Mid Cap Growth Subaccount                 9.77      13.30    1,190,675.96      13.30      14.74    1,136,704.15

------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Small Company Subaccount                  16.08      21.64    1,242,053.68      21.73      24.73    1,502,266.70

------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Money Market Subaccount                   11.72      11.64    1,010,025.42      11.64      11.59      956,343.80

------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT  Bond Subaccount                          12.98      13.63    1,303,319.09      13.58      14.07     1,287455.21
------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Balanced Subaccount                       10.35      12.47    1,134,775.52      12.46      13.21    1,253,469.20

------------------------------------------------------------------------------------------------------------------------------

Alger American Growth Subaccount                       10.23      13.21    1,147,661.68      13.17      13.74      981,988.91

------------------------------------------------------------------------------------------------------------------------------

Alger American Small Capitalization Subaccount          6.57       9.04      638,099.31       9.06      10.39      608,040.56

------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Equity Income Subaccount             10.59      13.20    1,458,610.93      13.18      14.51    1,393,766.91

------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Growth Subaccount                    10.15      12.86    1,247,702.59      12.88      13.11    1,202,786.06

------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-High Income Subaccount                7.41       9.29      926,868.19       9.29      10.04    1,010,663.00

------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund-Overseas Subaccount                   7.33      10.19    1,064,456.93      10.31      11.41    1,185,510.33

------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund -Contrafund(R) Subaccount            12.49      15.53    1,052,447.55      15.50      17.68    1,069,940.50

------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund -Index 500 Subaccount                10.05      12.32    2,313,638.44      12.28      13.44    2,088,000.22

------------------------------------------------------------------------------------------------------------------------------

Strong Mid Cap Growth Subaccount (now Wells Fargo       9.86      12.51      639,147.81      12.47      14.70      543,989.20
Advantage Discovery Subaccount)

------------------------------------------------------------------------------------------------------------------------------

Strong Opportunity Fund II, Inc. Subaccount (now       12.35      16.18      597,575.44      16.14      18.87      583,347.52
Wells Fargo Advantage Opportunity Subaccount)

-----------------------------------------------------------------------------------------------------------------------------


     The following table sets forth, for each of the Subaccounts which began operations on August 3, 1998, the accumulation unit value on August 3, 1998, the accumulation unit values on December 31, 1998, 1999, 2000, 2001, 2002, 2003 and 2004, and the number of accumulation units outstanding on December 31, 2003.



-----------------------------------------------------------------------------------------------------------------------------------

                              Accumul-   Accumula-  Number of    Accumul-  Accumul-   Number of    Accumul-  Accumul-   Number of
                              ation Unit tion Unit  Accumulation ation     ation Unit Accumulation ation     ation Unit Accumulation
                              Value at   Value at   Units        Unit      Value at   Units        Unit      Value at   Units
                              8/3/98     12/31/98   Outstanding  Value at  12/31/99   Outstanding  Value at  12/31/00   Outstanding
                                                    at 12/31/98  1/1/99               at 12/31/99  1/1/00               at 12/31/00

------------------------------------------------------------------------------------------------------------------------------------

American Century VP Income &    10.00      10.96     2,561.63      10.98      12.76      183,326      12.62      11.25    325,390.25
Growth Subaccount
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value       10.00      10.41       480.38      10.41      10.18       63,007       9.92      11.86    233,597.13
Subaccount
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Equity   10.00       9.69            0       9.93      13.06       25,478      13.10      10.84     79,538.84
Subaccount
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company          10.00       9.98    10,554.25       9.93      14.21       30,934      14.08      12.43     84,711.61
Subaccount
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners       10.00      10.19     9,444.56      10.18      10.79       47,306      10.65      10.72     72,340.65
Subaccount
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                              Accumul-   Accumul-   Number of    Accumul-  Accumul-   Number of    Accumul-  Accumul-   Number of
                              ation Unit ation Unit Accumulation ation     ation Unit Accumulation ation     ation Unit Accumulation
                              Value at   Value at   Units        Unit      Value at   Units        Unit      Value at   Units
                              1/1/01     12/31/01   Outstanding  Value at  12/31/02   Outstanding  Value at  12/31/03   Outstanding
                                                    at 12/31/01  1/1/02               at 12/31/02  1/1/03               at 12/31/03

-----------------------------------------------------------------------------------------------------------------------------------

American Century VP Income &     10.96     10.17    513,559.72     10.21      8.08     647,417.35      8.33     10.31    767,740.19
Growth Subaccount
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value        11.64     13.19    497,921.29     13.15     11.37     816,576.88     11.66     14.46    963,627.66
Subaccount
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Equity    10.82      8.64    129,932.62      8.68      6.96     158,604.86      7.03      9.09    228,845.55
Subaccount
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company           11.76     11.27     94,501.13     11.18      8.71     115,400.73      8.92     11.68    118,426.03
Subaccount
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners        10.44     10.27     92,299.75     10.26      7.68     134,673.28      7.92     10.23    168,915.13
Subaccount
------------------------------------------------------------------------------------------------------------------------------------

                                                           Accumulation      Accumulation Unit   Number of Accumulation Units
                                                           Unit Value at     Value at 12/31/04   Outstanding at 12/31/04
                                                           1/1/04
-----------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth Subaccount                  10.30              11.49                    765,569.07
-----------------------------------------------------------------------------------------------------------------------
American Century VP Value Subaccount                            14.42              16.30                  1,108,091.56
-----------------------------------------------------------------------------------------------------------------------
JPMorgan International Equity Subaccount                         0/13              10.62                    285,762.15
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Subaccount                               11.68              14.65                    138,936.30
-----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Subaccount                            10.18              12.01                    181,388.86
-----------------------------------------------------------------------------------------------------------------------

The following table sets forth, for each of the Subaccounts which began operations on December 1, 2000, the accumulation unit value on December 1, 2000, the accumulation unit value on December 31, 2000, 2001, 2002 2003 and 2004, and the number of accumulation units outstanding on December 31, 2004.



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Accumul-   Accumul-   Number of     Accumul    Accumul-   Number of
                                                           ation Unit ation Unit Accumulation  ation Unit ation Unit Accumulation
                                                           Value at   Value at   Units         Value at   Value at   Units
                                                           12/1/00    12/31/00   Outstanding   1/1/01     12/31/01   Outstanding
                                                                                 at 12/31/00                         at 12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth Index Subaccount                           10.00       9.45      6,231.81       9.04       8.07     152,290.12
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Subaccount                     10.00      10.02      4,084.23       9.45       8.30     122,328.68
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc. Subaccount      10.00      10.00        202.71       9.62       7.64      64,416.84
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment Grade Bond Subaccount             10.00      10.69     68,296.49      10.26      10.89     759,750.40
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Subaccount                              10.00      10.58      6,055.31       9.75       7.26     185,977.17
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Subaccount                       10.00      10.07     19,839.77      10.25       9.12     185,979.64
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Subaccount                            10.00      10.18      7,402.18       8.92       5.38     140,047.82
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Accumul-   Accumul-   Number of     Accumul    Accumul-   Number of
                                                              ation Unit ation Unit Accumulation  ation Unit ation Unit Accumulation
                                                              Value at   Value at   Units         Value at   Value at   Units
                                                              1/1/02     12/31/02   Outstanding   1/1/03     12/31/03   Outstanding
                                                                                    at 12/31/02                         at 12/31/03
-----------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Growth Index Subaccount                            8.15       6.04    357,764.90        6.24       7.39     395,952.58
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Subaccount                      8.28       5.41    183,800.39        5.58       7.19     292,149.77
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc. Subaccount       7.70       5.35    148,267.80        5.52       6.65     159,344.69
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment Grade Bond Subaccount             10.85      11.85   1,702,427.77      11.77      12.30   1,885,368.96
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Subaccount                               7.33       4.88    321,110.70        5.50       6.63     381,357.65
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Subaccount                        9.00       6.79    414,706.10        6.94       8.56     534,106.75
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Subaccount                             5.53       2.82    283,490.20        2.95       4.04     547,768.82
------------------------------------------------------------------------------------------------------------------------------------




                                                                  Accumulation    Accumulation      Number of
                                                                  Unit Value at   Unit Value        Accumulation Units
                                                                  1/1/04          at 12/31/04       Outstanding at
                                                                                                    12/31/04

------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth Index Subaccount                                  7.36          7.68             369,520.69
----------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Subaccount                            7.18          7.67             226,660.10
----------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc. Subaccount             6.64          6.96             146,825.11
----------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment Grade Bond Subaccount                   12.24         12.67           1,968,755.52
----------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Subaccount                                     6.61          7.41             365,842.99
----------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Subaccount                              8.58          9.08             520,475.69
----------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Subaccount                                   4.05          4.17             525,974.29
----------------------------------------------------------------------------------------------------------------


The following table sets forth, for each of the Subaccounts which began operations on May 1, 2004, the accumulation unit value on December 1, 2004, the accumulation unit value on December 31, 2004, and the number of accumulation units outstanding on December 31, 2004.


--------------------------------------------------------------------------------------------------------------------
                                                                  Accumulation    Accumulation        Number of
                                                                  Unit Value      Unit Value at     Accumulation Units
                                                                  at 5/1/04       12/1/04           Outstanding at
                                                                                                      12/31/04
--------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R) Subaccount                                 10.00           10.75              7,351,49
--------------------------------------------------------------------------------------------------------------------
American Century VP Vista Subaccount                                    10.00           10.80            369,192.37
--------------------------------------------------------------------------------------------------------------------
American Century VP International Subaccount                            10.00           11.29            212,294.68
--------------------------------------------------------------------------------------------------------------------
American Century VP Inflation Protection Subaccount                     10.00           10.53            464,504.55
--------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation Subaccount                                         10.00           10.31            247,910.98
--------------------------------------------------------------------------------------------------------------------
Dreyfus Developing Leaders Subaccount                                   10.00           10.89              2,938,61
--------------------------------------------------------------------------------------------------------------------
Dreyfus Quality Bond Subaccount                                         10.00           10.42             21,381.13
--------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Subaccount                  10.00           10.97             34,866.28
--------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value  Securities Subaccount                         10.00           12.00             43,564.48
--------------------------------------------------------------------------------------------------------------------
Franklin Small-Midcap Growth Securities Subaccount                      10.00           10.95              8,615.04
--------------------------------------------------------------------------------------------------------------------
Templeton Foreign  Securities Subaccount                                10.00           11.53            233,297.54
--------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Subaccount                                         10.00           13.58             71,208.32
--------------------------------------------------------------------------------------------------------------------
Fidelity Mid Cap Subaccount                                             10.00           12.26            107,584.38
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Growth Subaccount                              10.00           11,52              6,084.77
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman Fasciano Subaccount                                    10.00           19,84            143,490.34
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman Limited Maturity Subaccount                            10.00            9.97            586,111.12
--------------------------------------------------------------------------------------------------------------------
Scudder Dreman High Return Equity Subaccount                            10.00           11.23             21,818.25
--------------------------------------------------------------------------------------------------------------------
Scudder Dreman Small Cap Value Subaccount                               10.00           11.93            122,129.24
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Subaccount                                  10.00           11.21             41,206.25
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Subaccount                               10.00           10.79            279,899.33
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Health Sciences Subaccount                                10.00           10.36            106,209.89
--------------------------------------------------------------------------------------------------------------------

                        NATIONAL LIFE INSURANCE COMPANY,
                       THE VARIABLE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

         National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract's benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

THE VARIABLE ACCOUNT

         The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law. National Life has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission.

         The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

         Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

UNDERLYING FUND OPTIONS

         You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

         The Variable Account purchases and redeems shares of the portfolios at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Variable Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.


         Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this Prospectus. There is no assurance that any of the portfolios will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the portfolios. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund may also become extremely low and possibly negative.

         Not all portfolios may be available in all states or in all markets.

         The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.


------------------------------------------------------ ----------------------------- ---------------------------------- ------------
PORTFOLIO                                              TYPE OF FUND                  INVESTMENT ADVISER                 SUBADVISER
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Sentinel Variable Products Trust:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Common Stock Fund                                   Large Value Equity            NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Growth Index Fund                                   Index Equity                  NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Mid Cap Growth Fund                                 Mid Cap Growth Equity         NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Money Market Fund                                   Money Market                  NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Small Company Fund                                  Small Blend Equity            NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Bond Fund                                           Investment-Grade Bond         NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Balanced Fund                                       Hybrid Equity and Debt        NL Capital Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

AIM Variable Insurance Funds, Inc.:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   AIM V.I.-Dynamics Fund- Series I Shares             Mid Cap Growth Equity         A I M Advisors, Inc.               None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   AIM V.I.-Health Sciences Fund- Series I Shares      Sector Equity                 A I M Advisors, Inc.               None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   AIM V.I.-Technology Fund- Series I Shares           Sector Equity                 A I M Advisors, Inc.               None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
The Alger American Fund:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Growth Portfolio - Class O Shares                   Large Growth Equity           Fred Alger Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Leveraged AllCap Portfolio - Class O Shares         Growth Equity                 Fred Alger Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Small Capitalization Portfolio - Class O Shares     Small Growth Equity           Fred Alger Management, Inc.        None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   VP Income & Growth Portfolio                        Large Value Equity            American Century Investment        None
                                                                                     Management, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   VP Value Portfolio                                  Mid Cap Value Equity          American Century Investment        None
                                                                                     Management, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   VP Ultra(R) Portfolio                               Large Growth Equity           American Century Investment        None
                                                                                     Management, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   VP Vista Portfolio                                  Mid Cap Growth Equity         American Century Investment        None
                                                                                     Management, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   VP International Portfolio                          International Equity          American Century Investment        None
                                                                                     Management, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   VP Inflation Protection Portfolio                   Fixed Income                  American Century Investment        None
                                                                                     Management, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Dreyfus Variable Investment Fund
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
    Appreciation Portfolio                             Large Blend                   The Dreyfus Corporation            Fayez Sarofi
                                                                                                                        Co.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
    Developing Leaders Portfolio                       Aggressive Growth             The Dreyfus Corporation            None
---------------------------------------------------- ----------------------------- ---------------------------------- --------------
    Quality Bond Portfolio                             Investment Grade Bond         The Dreyfus Corporation            None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Dreyfus Socially Responsible Growth Fund, Inc.         Large Cap Growth              The Dreyfus Corporation            None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Fidelity(R) Variable Insurance Products Initial Class:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Equity-Income Portfolio                             Large Value Equity            Fidelity Management & Research     None
                                                                                     Company
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Growth Portfolio                                    Large Growth Equity           Fidelity Management & Research     None
                                                                                     Company
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   High Income Portfolio                               Below Investment Grade Bond   Fidelity Management & Research     None
                                                                                     Company
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Overseas Portfolio                                  International Equity          Fidelity Management & Research   FMR U.K., FMR
                                                                                     Company                          Far East, and
                                                                                                                      Fidelity
                                                                                                                      international
                                                                                                                      Investment
                                                                                                                      Advisers
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Contrafund(R) Portfolio                             Large Growth Equity           Fidelity Management & Research     None
                                                                                     Company
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   Index 500 Portfolio                                 Index Equity                  Fidelity Management & Research  Geode Capital
                                                                                     Company                         Management, LLC
------------------------------------------------------ ----------------------------- --------------------------------- -------------

   Investment Grade Bond Portfolio                     Investment Grade Bond         Fidelity Management & Research     None
                                                                                     Company
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

  Mid Cap Portfolio                                    Mid Cap Blend                 Fidelity Management & Research     None
                                                                                     Company
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

  Class 2 shares, Mutual Shares Securities Fund        Mid Cap Value                 Franklin Mutual Advisors, LLC      None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

 Class 2 shares, Franklin Small Cap Value Securities   Small Cap Value               Franklin Advisory Services, LLC    None
 Fund
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

 Class 2 shares, Franklin Small-Midcap Growth          Small-Mid Cap Growth          Franklin Advisors, Inc.            None
 Securities Fund
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

 Class 2 shares, Templeton Foreign Securities Fund     Foreign                       Templeton Investment Counsel, LLC  None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

 Class 2 shares, Franklin Real Estate Fund             Sector Equity                 Franklin Advisors, Inc.            None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

J.P. Morgan Series Trust II:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------

   JP Morgan International Equity Portfolio            International Equity          J.P. Morgan Investment             None
                                                                                     Management Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   JP Morgan Small Company Portfolio                   Small Blend Equity            J.P. Morgan Investment             None
                                                                                     Management Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   I Class, Partners Portfolio                         Large Value                   Neuberger Berman Management, Inc.  None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   I Class, Mid Cap Growth Portfolio                   Mid Cap Growth Equity         Neuberger Berman Management, Inc.  None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   S Class, Fasciano Portfolio                         Small Cap Blend               Neuberger Berman Management, Inc.  None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   I Class, Limited Maturity Portfolio                 Short-Term                    Neuberger Berman Management, Inc.  None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Scudder Variable Series II:
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
   Class B shares, Dreman High Return Portfolio        Large Value                   Deutsche Investment Management  Dreman Value
                                                                                     Americas, Inc.                  Management, LLC
------------------------------------------------------ ----------------------------- -----------------------------------------------
 Class B shares, Dreman Small Cap Value Portfolio      Small Cap Value               Deutsche Investment Management  Dreman Value
                                                                                     Americas, Inc.                  Management, LLC
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
     VIP II Class shares, Equity Income Portfolio      Large Value                   T. Rowe Price Associates, Inc.     None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
    VIP II Class shares, Blue Chip Growth Portfolio    Large Growth                  T. Rowe Price Associates, Inc.     None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
     VIP II Class shares, Health Sciences Portfolio    Sector Equity                 T. Rowe Price Associates, Inc.     None
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
Wells Fargo Variable Trust
------------------------------------------------------ ----------------------------- ---------------------------------- ------------
     Wells Fargo Advantage Discovery Fund              Mid Cap Growth Equity       Wells Fargo Funds Management, LLC  Wells Capital
                                                                                                                      Management,
                                                                                                                      Incorporated
------------------------------------------------------ --------------------------- ---------------------------------- -----------
     Wells Fargo Advantage Opportunity Fund            Mid Cap Blend               Wells Fargo Funds Management, LLC  Wells Capital
                                                                                                                      Management,
                                                                                                                      Incorporated
------------------------------------------------------ --------------------------- ---------------------------------- ------------

OTHER INFORMATION


         CONTRACTUAL ARRANGEMENTS. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts. These percentages may differ and we may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services we provide. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contract. The amount of this compensation with respect to the Contract during 2004, including the 12b-1 fees referred to in the next paragraph, ranged from $26 to $112,169 per adviser, and the percentages of assets ranged from 0.05% to 0.25%. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds' Investment Advisors or Distributors" in the Statement of Additional Information.

         Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


         CONFLICTS OF INTEREST. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Fund or Funds which are involved in the conflict.


                   DETAILED DESCRIPTION OF CONTRACT PROVISIONS

         We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

ISSUANCE OF A CONTRACT

         The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.


         In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI"), the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

         If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one variable annuity contract for another in a "tax-free exchange" under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

        What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


PREMIUM PAYMENTS

         THE INITIAL PREMIUM PAYMENT. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3000.


         SUBSEQUENT PREMIUM PAYMENTS. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for Individual Retirement Annuities). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the States of Oregon and Massachusetts, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary. Effective March 2, 2005, we may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon.


         The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request at our Home Office before 4:00 p.m. Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.


         ALLOCATION OF NET PREMIUM PAYMENTS. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see "Telephone Transaction Privilege," below). ). However, if your Contract is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, making a change to your premium allocations on your own will be treated as a termination of your Contract's participation in the Illuminations program.

         The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent's broker-dealer.

         If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

         We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent's selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased are converted into Accumulation units.

         The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life's affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

TRANSFERS


         You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Telephone Transaction Privilege," below. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, currently 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See "Payments," below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts," below.


         We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

         You may, (only one each year and within 45 days after the end of the calendar year) transfer a portion of the unloaned value in the Fixed Account to the Variable Account. Prior to the end of the calendar year, we determine the maximum percentage that may be transferred from the Fixed Account. This percentage will be at least 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or the Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.

         For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

         We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.


      We have no current intention to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of twelve transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See "Transfer Charge," below.


         If your Contract is in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

DISRUPTIVE TRADING

POLICY. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account or the Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

       o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;
       o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
      o   increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

DETECTION. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

DETERRENCE. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

FUND FREQUENT TRADING POLICIES. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

OMNIBUS ORDERS. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


As a result of our discretion to permit Owners previously identified as "market timers" to make transfers that we do not believe involve "market timing," and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

         We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

       NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor.

    o The Net Investment Factor measures the daily investment performance of that Subaccount.

    o The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

    o Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares, because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.


         Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (the Sentinel Variable Products Money Market Portfolio).


  DETERMINING THE CONTRACT VALUE

         The Contract Value is the sum of:

         1) the value of all Variable Account Accumulation Units, plus

         2) amounts allocated and credited to the Fixed Account, plus

         3) amounts allocated and credited to a Guaranteed Account, minus

         4) any outstanding loans on the Contract and accrued interest on such loans.

         When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

ANNUITIZATION


         MATURITY DATE. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant's 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your Registered Representative or the Home Office for requirements to settle the contract.

         If you request in writing (see "Ownership Provisions," below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract's Maturity Date to any date before the 30 day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract's Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See "The Guaranteed Accounts," below.


         ELECTION OF PAYMENT OPTIONS. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

         If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.


         FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.


ANNUITIZATION - VARIABLE ACCOUNT

         We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

    o Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account;

    o To establish the number of Annuity Units representing each monthly annuity payment, the dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

    o The number of Annuity Units remains fixed during the annuity payment period;

    o The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

    o The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.


          Once payments have begun, future payments will not reflect any changes in mortality experience.


         VALUE OF AN ANNUITY UNIT. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor," above).


         ASSUMED INVESTMENT RATE. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

ANNUITIZATION - FIXED ACCOUNT

         A Fixed Annuity is an annuity with payments which are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

         We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

ANNUITY PAYMENT OPTIONS

         Any of the following Annuity Payment Options may be elected:

         OPTION 1-PAYMENTS FOR A STATED TIME. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.


         OPTION 2-PAYMENTS FOR LIFE. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

         OPTION 3-PAYMENTS FOR LIFE WITH PERIOD CERTAIN-GUARANTEED. An annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.


         We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

         Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

         Qualified Contracts (except Roth IRA's before the Owner's death) are subject to the minimum distribution requirements set forth in the Code.


         Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. A surrender is subject to any applicable Contingent Deferred Sales Charge at the time of the surrender.


  STRETCH ANNUITY PAYMENT OPTION


         We offer the Stretch Annuity Payment Option to Contracts which have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option. This option is not available for Contracts issued in New York.


         Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

         Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

         You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

DEATH OF OWNER

         If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

         The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

                  (a) the Contract Value, or

                  (b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and in each case minus any applicable premium tax charge to be assessed upon distribution.

         For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

         The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

         For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

         Unless the Beneficiary is the deceased Owner's (or Joint Owner's) spouse, the Death Benefit must be distributed within five years of such Owner's death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner's death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

         Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

         If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant's death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

         In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive at our home office in writing:

(1) due proof of the Annuitant's or an Owner's (or Joint Owner's) death;

(2) an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

(3)    any form required by state insurance laws.

         If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

GENERATION-SKIPPING TRANSFERS

         We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

         A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

OWNERSHIP PROVISIONS

         Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.


         Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Federal Income Tax Considerations," below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home Office, and
(3) may include a signature guarantee as specified in the "Surrender and Withdrawal" provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.


         The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner, and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.


                             CHARGES AND DEDUCTIONS

         All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to Contingent Deferred Sales Charges, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

         We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

    o    processing applications for and issuing the Contracts;

    o processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

    o    maintaining records;

    o    administering annuity payouts;

    o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

    o    reconciling and depositing cash receipts;

    o    providing Contract confirmations;

    o    providing toll-free inquiry services; and

    o    furnishing telephone transaction privileges.

          The risks we assume include:

  (1) the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

  (2) the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

  (3) the risk that more Owners than expected will qualify for and exercise waivers of the Contingent Deferred Sales Charge; and

  (4) the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

       The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Contingent Deferred Sales Charge collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

      We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

CONTINGENT DEFERRED SALES CHARGE


         We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a Contingent Deferred Sales Charge ("CDSC").


         The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

         The CDSC applies to Net Premium Payments as follows:

                                                                  CONTINGENT
NUMBER OF COMPLETED    CONTINGENT DEFERRED  NUMBER OF COMPLETED   DEFERRED
YEARS FROM DATE OF     SALES CHARGE         YEARS FROM DATE OF    SALES CHARGE
NET PREMIUM PAYMENT    PERCENTAGE           NET PREMIUM PAYMENT   PERCENTAGE
-------------------    ----------           -------------------   ----------

         0                   7%                      4                 3%
         1                   6%                      5                 2%
         2                   5%                      6                 1%
         3                   4%                      7                 0%

         In any Contract Year after the first Contract Year (except in the states referred to in the last sentence of this paragraph), you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.


     In the first Contract Year a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see "Available Automated Fund Management Features-Systematic Withdrawals," below), or by making a Withdrawal which is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59 1/2 (see "Federal Income Tax Considerations," below). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

         In addition, no CDSC will be deducted:

(1)  upon the Annuitization of Contracts,

(2)  upon payment of a death benefit pursuant to the death of the Owner, or

(3) from any values which have been held under a Contract for at least 84 months.

         No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

         When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

         (a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

         (b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

         We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

         We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

ANNUAL CONTRACT FEE

      For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.00. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

TRANSFER CHARGE


      Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under "Transfers" (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts," below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.


      If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the twelve free transfers in any Contract Year.

PREMIUM TAXES

         If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER

         Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider," below. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis. After such Contract Anniversary, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

OTHER CHARGES

         The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in "Underlying Fund Annual Expenses" above.

         More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

           We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See "Distribution of Contracts", below).


                         CONTRACT RIGHTS AND PRIVILEGES

FREE LOOK

         You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

         In the case of IRA's and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

         In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

         The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

LOAN PRIVILEGE - TAX SHELTERED ANNUITIES

         Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.


         If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see "The Guaranteed Accounts," below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities or other Qualified Contracts, including this Contract, exceed the lesser of:


     (a) 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities or other Qualified Contracts (or $10,000 if greater); or

     (b)  $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.


         If you take a loan from your Contract, it will not eligible for the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service," below, while the loan is outstanding. If your Contract is participating in the Illuminations program, then you would first have to terminate the Contract's participation in Illuminations before being able to take a loan.


         All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.


      Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract's Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.


     Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

     - the Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or
     -    4%.

         The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

         Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a "billing window" defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

         Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement, are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

         If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

         If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

         Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), a loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

         If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRA's, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

SURRENDER AND WITHDRAWAL

         At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. "Proper written application" means that you must request the surrender in writing and include the Contract. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.


         We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see "Contingent Deferred Sales Charge," above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see "Premium Taxes", above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.


         We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.


         At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner's investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal.

         Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See "Contingent Deferred Sales Charge", above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see "Available Automated Fund Management Features-Systematic Withdrawals" below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.


         Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see "The Guaranteed Accounts - Market Value Adjustment", below).

         Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.


      If your Contract is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service," below, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations. However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Contract Value will be rebalanced back to the recommended model.

      A Surrender or a Withdrawal may have tax consequences. See "Federal Income Tax Considerations," below.


PAYMENTS

         We will pay any funds surrendered or withdrawn from the Variable Account within 7 days of receipt of such request at our Home Office. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

(1)   when the New York Stock Exchange ("Exchange") is closed,
(2)   when trading on the Exchange is restricted,
(3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or
(4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

The rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.

      In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

         We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account which are payable as a result of a Surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

           If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SURRENDERS AND WITHDRAWALS UNDER A TAX-SHELTERED ANNUITY CONTRACT

         Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

        (a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

              1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

              2.  in the case of hardship (as defined for purposes of Code
                  Section 401 (k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

         (b) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

              1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

              2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

              3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

         (c) Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.

         A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

         The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.

TELEPHONE TRANSACTION PRIVILEGE

      If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or portfolio rebalancing, terminate or make changes in your Illuminations investment advisory program, if your Contract is participating, and in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

      We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

      (1) requiring some form of personal identification prior to acting on instructions received by telephone,

      (2) providing written confirmation of the transaction, and

      (3) making a tape recording of the instructions given by telephone.

      Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.



         If, on a Contract that is participating in the Illuminations program, you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing from the Portfolio Rebalancing program included within Illuminations, your Contract's participation in the Illuminations program will terminate.

OPTIONAL "ILLUMINATIONS" INVESTMENT ADVISORY SERVICE


         National Life makes available to all Sentinel Advantage Variable Annuity Contract Owners, subject to the minimums and the exception for ERISA contracts described below, at no cost to the Owner, an optional investment advisory service which National Life calls "Illuminations". Illuminations is not available on Contracts purchased under 403(b) plans subject to ERISA or any employer-sponsored ERISA qualified plan under Code Section 401(a), except for single life 401(k) plans covering only Highly Compensated Employees and employer-sponsored plans where the Contract is used as a "trust owned annuity" issued on a single life but for the benefit of all plan participants. Illuminations is available on non-ERISA Qualified Contracts, including IRA's and non-ERISA 403(b) plans, subject to the minimums described below. Under this program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it determines and maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at the issue of a new Contract if the initial Premium Payment is at least $50,000, or it is expected that at least $50,000 will be paid from all sources, including the initial Premium Payment and funds deposited from the section 1035 exchange of another contract. After issue of a Contract, Illuminations is available if the total Premium Payments under the Contract have been at least $50,000 or if the current Contract Value is at least $50,000. Section 403(b) Tax-Sheltered Annuity Contracts will not be eligible to add Illuminations to the Contract if a loan is outstanding on the Contract, and once in the Illuminations program, will not be able to take a loan on the Contract unless they first terminate participation in Illuminations.

         If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Contract, including the ability to designate particular funds or types of funds that should not receive allocations of Contract Value from your Contract. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Contract which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated PRO RATA among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Contract Value among the Funds.

         FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Contract, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

         Further information regarding FundQuest is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations.

         Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Contract's subaccount allocation, all the transactions made within your Contract, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

         In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

         Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Contract, unless you specifically elect to begin a Portfolio Rebalancing feature described under section below entitled "Available Automated Fund Management Features".

         If, while your Contract is participating in the Illuminations program, you should need or want to make a Withdrawal from your Contract, and you allocate the Withdrawal pro rata among the subaccounts in the Contract, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations. However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

         While your Contract is in the Illuminations program, you will be allowed to implement fund transfers, but if you do so, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

         While your Contract is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Contract's participation in the Illuminations program.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Portfolio Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

      DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

      If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

       This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

       While your Contract is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Contract's participation in the Illuminations program.


      PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

      In Contracts utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer takes place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or twelve months after the Date of Issue and continues on each Monthly Contract Date three, six or twelve months thereafter. Contracts electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or twelve months thereafter. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form.

      If you change the Contract's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts which have had relatively unfavorable investment performance. Portfolio rebalancing does not guarantee a profit or protect against a loss.

      While your Contract is in the Illuminations program described in the section immediately above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program.

         SYSTEMATIC WITHDRAWALS. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59 1/2. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3500 or less). If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.

      A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in "Contingent Deferred Sales Charge", above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see "Contingent Deferred Sales Charge," above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.


         Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.

CONTRACT RIGHTS UNDER CERTAIN PLANS

      Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                                THE FIXED ACCOUNT

         Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 ("Securities Act"), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

         The Contract Value held in the Fixed Account which is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state's law. For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for twelve months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

         Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

         National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

        For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

ENHANCED FIXED ACCOUNT

        During special promotional periods (the "offer period"), we may make available to the Contracts a special Fixed Account Option, called the "Enhanced Fixed Account". The Enhanced Fixed Account, when available, allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account which declines over time as funds are moved into the Variable Account.

        During an offer period (which will be from time to time at our discretion), the Enhanced Fixed Account will be available to new and existing Contract Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time of the offer. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallife.com.

         We may make more than one offer with respect to an Enhanced Fixed Account at the same time. If we do, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

        We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

        The Enhanced Fixed Account will be part of the Fixed Account described above.

        Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

        The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner's then-current premium allocation.

        Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

         Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

        This program is not available simultaneously with Dollar Cost Averaging or Portfolio Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

        During the offer period we may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

        We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required, if they are received after the end of the offer period, or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%. The Enhanced Fixed Account will not be available in the State of Washington.


                             THE GUARANTEED ACCOUNTS

        Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for 5, 7 and 10 year periods.

         Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life's general account, which supports its insurance and annuity obligations.

INVESTMENTS IN THE GUARANTEED ACCOUNTS


         You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the desired 5, 7 or 10 year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired 5, 7 or 10 year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under "Transfers" above for transfers from the Fixed Account to the Variable Account.


         All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

         You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract's Maturity Date.

         Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this Prospectus as a "market value adjustment" will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.


         Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.



         We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

TERMINATION OF A GUARANTEED ACCOUNT

         The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account. For example, if Contract Value is transferred to a 7 year Guaranteed Account on May 2, 2005, the termination date for this Guaranteed Account is May 2, 2012, or the next following Valuation Day if May 2, 2012 is not a Valuation Day.

         We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed Account. During the 30 day period prior to the termination date (the "30 day window"), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30 day window. In the event that you do not provide instructions during the 30 day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option whenever you like.

MARKET VALUE ADJUSTMENT

         Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30 day window as an "MVA Withdrawal") from the Guaranteed Account prior to the 30 day window before its termination date.

         We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30 day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

         A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

         Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account are higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract's minimum guaranteed interest rate. For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract. For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

         We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

                  ((1+i)/(1+j+c))n/12 - 1
      where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration. n = the number of whole months until the termination date of the Guaranteed Account j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

      or

      (2) the amount initially deposited into the Guaranteed Account times:

         ((1+k)d/365 - (1 + g)d/365) - the sum of all
         [TRANSFERT((1+k)e/365 -(1 + g)e/365)]


      where

k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TRANSFERT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed). g= your Contract's guaranteed minimum interest rate.

    If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

    A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to: - any MVA Withdrawal during the 30 day window - Death Benefit proceeds - your Contract on its Maturity Date; or
           - any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

EXAMPLES

EXAMPLE #1:
-----------

     Original Deposit:  $10,000
     Original Deposit Date:  May 1, 2004
     The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.5%.

     On May 1, 2006, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2004 for seven year periods was 3.15%. The j rate available for five year periods on May 1, 2006 is 2.75%. The contract's minimum guaranteed interest rate is 1.5%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2006 is $10,712.25. (10,000 x 1.035(2)).

     The first part of the market value adjustment formula gives:

     $10,712.25 x(((1+0.0315)/(1+0.0275+.0025))60/12 - 1) =  $78.23.

     The second part of the market value adjustment formula gives:

     $10,000 x ((1 + 0.035)730/365 - (1 + 0.015)730/365) = $410.00

     The amount of the market value adjustment is the lesser of the absolute value of the first part, $78.23, and of the second part, $410.00. Since the result of the first part is positive, the market value adjustment is an increase in Contract Value.

     The amount of the transfer will be $10,712.25 + 78.23 = $10,790.48.


EXAMPLE #2
----------

     Original Deposit:  $10,000
     Original Deposit Date:  May 1, 2004
     The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.5%.

     On May 1, 2006, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of May 1, 2004 for seven year periods was 3.15%. The j rate available for five year periods on May 1, 2006 is 3.75%. The contract's minimum guaranteed interest rate is 1.5%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2006 is $10,712.25. (10,000 x 1.035(2)).

     The first part of the market value adjustment formula gives:

     $10,712.25 x (((1+0.0315)/(1+0.0375+.0025))60/12 - 1)  =  -$430.66.

     The second part of the market value adjustment formula gives:

     $10,000 x (( 1 + 0.035 )730/365 - ( 1 + 0.015 )730/365 ) = $410.00

     The amount of the market value adjustment is the lesser of the absolute value of the first part, $430.66, and of the second part, $410.00. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

     The amount of the transfer will be $10.712.25 - $410.00 = $10,302.25.

     Note that the amount $10,302.25 is $10,000 accumulated for two years at 1.5%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.5%. Had the market value adjustment been positive in this example, it still would have been restricted to $410.00.

  OTHER MATTERS RELEVANT TO THE GUARANTEED ACCOUNTS

         If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.


         If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.


         The Guaranteed Accounts are not available in the states of Washington and Oregon. In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

  PRESERVER PLUS PROGRAM

         Under this program, you may place a portion of a Net Premium Payment into a 7 year or 10 year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.


         Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.




                      OPTIONAL ENHANCED DEATH BENEFIT RIDER


         You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you

(or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81on an age on nearest birthday basis ( or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization. The Enhanced Death Benefit will equal the highest of:

(a) the basic Death Benefit as described above; and

         (b) the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

         We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see "Premium Taxes, above).

         If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

         The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract. It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added, and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

         The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See "Charge for Optional Enhanced Death Benefit Rider", above.

         It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.


         We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See "Death of Owner," above.



                       OPTIONAL ACCELERATED BENEFIT RIDERS

          If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

         The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the Annuitant. If there are Joint Owners, then each are considered covered persons. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

         These Riders may not be available in all states and its terms may vary by state. These Riders will not be available in New York, Texas, Virginia and Washington. As of the date of this Prospectus, California, Oregon and Pennsylvania have not yet approved these Riders. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, South Carolina and Utah only allow the terminal illness portion of the Riders.

         Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See "Federal Income Tax Considerations", below.



                        FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

         If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to Contracts owned by natural persons.

         WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

         PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

         --   made on or after the taxpayer reaches age 59 1/2;

         --   made on or after the death of an Owner;

         --   attributable to the taxpayer's becoming disabled; or

         -- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

         WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

         The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

         INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

         SIMPLE IRAS permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

         ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

         CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         SECTION 457 PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

         OTHER TAX ISSUES. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

         "Eligible rollover distributions" from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to non-taxable distributions if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, Section 403(b) plan, IRA or to a governmental section 457 plan that agrees to separately account for rollover contributions.


FEDERAL ESTATE TAXES

         While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX.

         Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

         The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

         For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

                                GENDER NEUTRALITY

         In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

         The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.


                                  VOTING RIGHTS

         Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

         In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

         The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.


         We determine the number of full and fractional shares which a person has the right to vote on a date we choose not more than 90 days prior to the meeting of the Fund. We solicit voting instructions by written communication at least 21 days prior to such meeting.


         We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.

         Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.


                           CHANGES TO VARIABLE ACCOUNT

         We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this Prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS
         We have entered into a distribution agreement with ESI for the distribution and sale of the Contracts. ESI is an SEC-registered broker-dealer firm and is a member of the National Association of Securities Dealers, Inc. More information about ESI and its registered persons available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. ESI is a wholly-owned subsidiary of National Life. It distributes a full line of securities products, including mutual funds, unit investment trusts, and variable insurance contracts, and provides individual securities brokerage services. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer which has a selling agreement with ESI. The maximum payment to a dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the dealer concession, or commission, may vary. These promotional periods will be determined by National Life and the maximum dealer concession paid during these periods will not exceed 7.0%. We will pay the dealer concession, at the election of the registered representative, either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. Registered representatives of ESI may also be eligible for bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. From time to time we may also offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent's broker-dealer. A portion of the payments made to selling broker-dealers will be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


         National Life may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of variable and fixed life insurance and annuity products, and measures of business quality. Any further loans or forgiveness of outstanding loans based on sales of variable insurance or annuity products are provided through the distribution firm's registered broker-dealer.


         Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commission and other sales expenses through fees and charges deducted under the Contract.


         The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management, Trust make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.



                              FINANCIAL STATEMENTS

        National Life's financial statements as of and for the years ended December 31, 2004 and 2003, which are included in the Statement of Additional Information, should be considered only as bearing on National Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                             STATEMENTS AND REPORTS

         National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner's Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.


                                 OWNER INQUIRIES

         Owner inquiries may be directed to National Life Insurance Company by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.


                                LEGAL PROCEEDINGS

                  The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account. ESI is not engaged in any litigation of any material nature.

                                    GLOSSARY

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

ANNUITIZATION - The period during which annuity payments are received.

ANNUITIZATION DATE - The date on which annuity payments commence.

ANNUITY PAYMENT OPTION - The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

CASH SURRENDER VALUE - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

CHOSEN HUMAN BEING - An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

CODE - The Internal Revenue Code of 1986, as amended.

COLLATERAL FIXED ACCOUNT - The portion of the Fixed Account which holds value that secures a loan on the Contract.

CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.

CONTRACT VALUE - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

CONTRACT YEAR - Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE - The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

DISTRIBUTION - Any payment of part or all of the Contract Value.

FIXED ACCOUNT - The Fixed Account is part of National Life's general account and Guaranteed Accounts. made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

FIXED ANNUITY - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

FUND - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

GUARANTEED ACCOUNT - A Guaranteed Account is part of National Life's general account. We guarantee a specified interest rate for the entire time an investment remains in the Guaranteed Account.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INVESTMENT COMPANY ACT - The Investment Company Act of 1940, as amended from time to time.

JOINT OWNERS - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to "Owner" in this prospectus will apply to both of the Joint Owners.

MATURITY DATE - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life's approval.

MONTHLY CONTRACT DATE - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

NON-QUALIFIED CONTRACT - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 408A (Roth IRA's), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

OWNER ("YOU") - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

PAYEE - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

PREMIUM PAYMENT - A deposit of new value into the Contract. The term "Premium Payment" does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

NET PREMIUM PAYMENTS - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

QUALIFIED CONTRACT - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 408A (Roth IRA's), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

SUBACCOUNTS - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

TAX-SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

VALUATION DAY - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

VALUATION PERIOD - The time between two successive Valuation Days.

VARIABLE ACCOUNT -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

VARIABLE ANNUITY - An annuity the accumulated value of which varies with the investment experience of a separate account.

WITHDRAWAL - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION




                                TABLE OF CONTENTS






Additional Contract Provisions...............................................1
         The Contract........................................................1
         Misstatement of Age or Sex..........................................1
         Dividends...........................................................1
         Assignment..........................................................1
Contractual Arrangements Between National Life and the Funds.................1
Tax Status of the Contracts..................................................2
Distribution of the Contracts................................................3
Safekeeping of Account Assets................................................4
State Regulation.............................................................4
Records and Reports..........................................................4
Legal Matters................................................................4
Experts......................................................................4
Other Information............................................................4
Financial Statements.........................................................4
Financial Statements.........................................................F-1




The Statement of Additional Information contains more detailed information about the Contracts than is contained in this Prospectus. The Statement of Additional information is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

                         NATIONAL LIFE INSURANCE COMPANY

                      NATIONAL VARIABLE ANNUITY ACCOUNT II




                  SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604




         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Advantage Variable Annuity Contract ("Contract") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 2, 2005 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Contract are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.







                                Dated May 2, 2005

                                TABLE OF CONTENTS






Additional Contract Provisions...............................................1
         The Contract........................................................1
         Misstatement of Age or Sex..........................................1
         Dividends...........................................................1
         Assignment..........................................................1
Contractual Arrangements Between National Life and the Funds.................1
Tax Status of the Contracts..................................................2
Distribution of the Contracts................................................3
Safekeeping of Account Assets................................................4
State Regulation.............................................................4
Records and Reports..........................................................4
Legal Matters................................................................4
Experts......................................................................4
Other Information............................................................4
Financial Statements.........................................................4
Financial Statements.........................................................F-1




The Statement of Additional Information contains more detailed information about the Contracts than is contained in this Prospectus. The Statement of Additional information is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

         The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life Insurance Company ("National Life" or "we") cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

MISSTATEMENT OF AGE OR SEX

         If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

DIVIDENDS

      The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

ASSIGNMENT

         Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

         Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Qualified Contracts are not eligible for assignment.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS' INVESTMENT
                            ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contracts. The amount of this compensation with respect to the Contracts during 2004, which is based upon the indicated percentages of assets of each Fund attributable to the Contracts, is shown below:




--------------------------------------------------------------------- ---------------------- ---------------------------------
                           Portfolios of the                               % of Assets        Revenues Received By National
                                                                                                     Life During 2004
--------------------------------------------------------------------- ---------------------- ---------------------------------
Alger American Fund                                                             0.10%                     $22,287
--------------------------------------------------------------------- ---------------------- ---------------------------------
American Century Variable Portfolios, Inc.                                      0.25%(1)                  $61,399
--------------------------------------------------------------------- ---------------------- ---------------------------------
Dreyfus                                                                         0.20%                     $2,700
--------------------------------------------------------------------- ---------------------- ---------------------------------
Fidelity(R) VIP Initial Class                                                   0.10%(2)                 $112,169
--------------------------------------------------------------------- ---------------------- ---------------------------------
Franklin Templeton                                                              0.35%(3)                  $4,900
--------------------------------------------------------------------- ---------------------- ---------------------------------
AIM Variable Insurance Funds Series I Shares                                    0.25%                     $24,078
--------------------------------------------------------------------- ---------------------- ---------------------------------
J.P. Morgan Series Trust II                                                     0.20%                     $8,236
--------------------------------------------------------------------- ---------------------- ---------------------------------
Neuberger Berman Advisers Management Trust                                      0.15%(4)                  $6,627
--------------------------------------------------------------------- ---------------------- ---------------------------------
Scudder                                                                         0.40%(3)                    $26
--------------------------------------------------------------------- ---------------------- ---------------------------------
Strong Variable Insurance Funds, Inc. & Strong Opportunity Fund II              0.20%                     $44,510
--------------------------------------------------------------------- ---------------------- ---------------------------------
T. Rowe Price                                                                   0.25%(5)                  $3,548
--------------------------------------------------------------------- ---------------------- ---------------------------------

         (1) 0.10% on the VP Inflation Protection Portfolio.

         (2) 0.05% with respect to the Index 500 Portfolio.

         (3) Includes 0.25% payable under the Fund's 12b-1 Plan.

         (4) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

         (5) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.


                           TAX STATUS OF THE CONTRACTS

         Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

         DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

         OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

         REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of a owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

         The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

         Other rules may apply to Qualified Contracts.


                         DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. ("ESI") is responsible for distributing the Contracts pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Contracts. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Contracts to the public on a continuous basis through ESI. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts.

Commissions paid on the Contracts, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

ESI received sales compensation in connection with the Contracts in the following amounts during the periods indicated:



----------------- ------------------------------------------- --------------------------------------------------------
Fiscal Year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other
                                                              Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
2002              $6,036,999                                  $285,802
----------------- ------------------------------------------- --------------------------------------------------------
2003              $3,032,880                                  $71,531
----------------- ------------------------------------------- --------------------------------------------------------
2004              $5,496,577                                  $441,162
----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.


                          SAFEKEEPING OF ACCOUNT ASSETS

        National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

         Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

                                STATE REGULATION

        National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                               RECORDS AND REPORTS

        National Life will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

                                  LEGAL MATTERS

         All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life's authority to issue the Contracts, have been passed upon by D. Russell Morgan, Chief Compliance Officer of the Variable Account of National Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

                                     EXPERTS

         The financial statements of National Life as of and for the years ended December 31, 2004 and 2003, and the financial statements of the Variable Account as of and for the years ended December 31, 2004 and 2003, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, of 125 High Street, Boston, Massachusetts 02110 , as set forth in their report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                                OTHER INFORMATION

        A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   * * * * *

                              FINANCIAL STATEMENTS

                                   * * * * *

                           DECEMBER 31, 2004 and 2003

PRICEWATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      125 High Streeet
                                                      Boston, MA 02110
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001





                         Report of Independent Auditors


To the Board of Directors and Stockholders of National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity and of cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National Life) at December 31, 2004 and 2003, and the results of their operations and their cash flows for the three years ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believer that our audits provide a reasonable basis for our opinion.

As discussed in note 17 to the consolidated financial statements, National Life changed its method of accounting for certain non-traditional insurance contracts effective January 1, 2004.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 24, 2005



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31,
--------------------------------------------------------------------------------
(In Thousands)                                         2004            2003
--------------------------------------------------------------------------------
ASSETS:
  Cash and investments:
    Cash and cash equivalents                     $   138,900   $   213,494
    Available-for-sale debt securities              8,029,427     7,281,266
    Available-for-sale equity securities              144,117       156,618
    Trading equity securities                          25,308        26,074
    Mortgage loans                                  1,440,639     1,386,055
    Policy loans                                      697,011       721,971
    Real estate investments                            34,406        23,536
    Other invested assets                             225,362       255,477
--------------------------------------------------------------------------------
      Total cash and invest ments                  10,735,170    10,064,491

    Deferred policy acquisition costs                 680,755       606,144
    Accrued investment income                         120,983       119,292
    Premiums and fees receivable                       21,418        23,344
    Deferred income taxes                               7,286        27,928
    Amounts recoverable from reinsurers                73,292        84,170
    Present value of future profits of
        insurance acquired                             59,300        62,831
    Property and equipment, net                        41,601        44,230
    Federal income tax recoverable                      4,828          --
    Other assets                                      168,017       161,040
    Separate account assets                           779,591       659,604
--------------------------------------------------------------------------------
      Total assets                                $12,692,241   $11,853,074
================================================================================
LIABILITIES:
  Policy liabilities:
    Policy benefit liabilities                    $ 4,525,196   $ 4,511,540
    Policyholders' accounts                         5,352,824     4,699,978
    Policyholders' deposits                            65,119        64,338
    Policy claims payable                              39,754        37,677
    Policyholders' dividends                          223,245       216,130
--------------------------------------------------------------------------------
      Total policy liabilities                     10,206,138     9,529,663

    Amounts payable to reinsurers                      19,909        20,757
    Collateral held on loaned securities               21,297        39,835
    Other liabilities and accrued expenses            137,743       182,683
    Federal income tax payable                           --           3,043
    Pension and other post -retirement
        benefit obligations                           173,449       181,092
    Debt                                               30,000        92,770
    Separate account liabilities                      779,591       659,604
--------------------------------------------------------------------------------
      Total liabilities                            11,368,127    10,709,447
--------------------------------------------------------------------------------
Minority Interests in Consolidated Subsidiaries         5,416         5,283
Stockholder's Equity:
  Common stock (authorized 2.5 million
    shares at $1 par value, 2.5 million
    shares issued and outstanding)                      2,500         2,500
  Additional paid-in capital                          107,123        34,399
  Retained earnings                                 1,117,352     1,027,683
  Accumulated other comprehensive income               91,723        73,762
--------------------------------------------------------------------------------
      Total stockholder's equity                    1,318,698     1,138,344
--------------------------------------------------------------------------------
    Total liabilities, minority interests
        in consolidated subsidiaries,
        and stockholder's equity                  $12,692,241   $11,853,074
================================================================================


   The accompanying notes are an integral part of these financial statements.




CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31,
------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                               2004          2003          2002
------------------------------------------------------------------------------------------------------------------

REVENUES:
Insurance premiums                                                      $   378,093    $   411,226    $   392,053
Policy and contract charges                                                 123,115        103,106         89,087
Net investment income                                                       677,239        663,471        516,113
Net realized gain (loss)                                                      5,494         (8,001)       (37,513)
Change in value of trading equity securities                                  1,134          4,187         (3,669)
Mutual fund commission and fee income                                        82,864         61,907         53,182
Other income                                                                 18,745         28,629         18,812
------------------------------------------------------------------------------------------------------------------
Total revenues                                                            1,286,684      1,264,525      1,028,065
------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Increase in policy liabilities                                               63,590        168,105        126,161
Policy benefits                                                             416,125        329,674        339,869
Policyholders' dividends and dividend obligations                           115,008        126,774        128,062
Interest credited to policyholder account liabilities                       256,892        244,551        125,467
Operating expenses                                                          168,735        178,962        163,100
Interest expense on debt                                                      3,120          5,842          5,848
Change in sales practice remediation provision                               (2,367)        (2,384)        (5,373)
Loss on early retirement of debt                                              3,354            405           --
Policy acquisition expenses and amortization of
  present value future profits, net                                         140,167        127,424        115,747
------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                               1,164,624      1,179,353        998,881
------------------------------------------------------------------------------------------------------------------
Income before income taxes, minority interests, and cumulative effect       122,060         85,172         29,184

Income tax expense                                                           30,097          6,801            904
------------------------------------------------------------------------------------------------------------------
Income before minority interests and cumulative effect                       91,963         78,371         28,280

Minority interests                                                              944            769          1,927
------------------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECT                                              91,019         77,602         26,353

Cumulative effect of accounting change                                       (1,350)          --             --
------------------------------------------------------------------------------------------------------------------
NET INCOME                                                              $    89,669    $    77,602    $    26,353
==================================================================================================================


   The accompanying notes are an integral part of these financial statements.




NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the years ended December 31,
--------------------------------------------------------------------------------------------------
(In Thousands)                                              2004            2003          2002
--------------------------------------------------------------------------------------------------
Net income                                              $    89,669    $    77,602    $    26,353

OTHER COMPREHENSIVE INCOME:
Unrealized gain on available-for-sale securities, net        18,573         28,138         51,017
Change in additional minimum pension liability, net            (612)          (320)       (14,770)
--------------------------------------------------------------------------------------------------
Total comprehensive income                              $   107,630    $   105,420    $    62,600
==================================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

For the years ended December 31,
--------------------------------------------------------------------------------------------------
(In Thousands)                                              2004           2003           2002
--------------------------------------------------------------------------------------------------
COMMON STOCK:
Balance at January 1 and December 31                    $     2,500    $     2,500    $     2,500
==================================================================================================

ADDITIONAL PAID-IN CAPITAL:
Balance at January 1                                    $    34,399    $     5,000    $     5,000
Capital Contribution                                         72,724         29,399           --
--------------------------------------------------------------------------------------------------
Balance at December 31                                  $   107,123    $    34,399    $     5,000
==================================================================================================

RETAINED EARNINGS:
Balance at January 1                                    $ 1,027,683    $   950,081    $   933,728
Net income                                                   89,669         77,602         26,353
Dividend to Stockholder                                        --             --          (10,000)
--------------------------------------------------------------------------------------------------
Balance at December 31                                  $ 1,117,352    $ 1,027,683    $   950,081
==================================================================================================
ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance at January 1                                    $    73,762    $    45,944    $     9,697
Unrealized gain on available-for-sale securities, net        18,573         28,138         51,017
Change in additional minimum pension liability, net            (612)          (320)       (14,770)
--------------------------------------------------------------------------------------------------
Balance at December 31                                  $    91,723    $    73,762    $    45,944
==================================================================================================
TOTAL EQUITY:
Balance at December 31                                  $ 1,318,698    $ 1,138,344    $ 1,003,525
=================================================================================================



   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STA TEMENTS OF CASH FLOWS

For the years ended December 31,
-------------------------------------------------------------------------------------------------
(In Thousands)                                              2004          2003          2002
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                             $    89,669    $    77,602    $    26,353
Adjustments to reconcile net income
  to net cash provided by
  operating activities:
  Change in:
    Accrued investment income                               (1,691)          (254)         2,025
    Policy acquisition costs                               (69,710)       (52,816)       (50,400)
    Policy liabilities                                      26,561        138,434        119,489
    Amendment of modco reinsurance
      agreement with UNUM                                     --          286,161           --
    Interest credited to policyholder
      account liabilities                                  256,892        244,551        125,467
    Policy and contract charges                           (123,115)      (103,106)       (89,087)
    Other liabilities                                       (3,769)         1,859          6,197
  Provision for deferred income taxes                       11,750         (1,726)       (11,821)
  Net realized investment (gain) loss                       (5,494)         8,001         37,513
  Net realized options loss (gain)                          10,090        (68,317)       (47,374)
  Amortization of present value of future
     profits of insurance acqui red                          8,356          7,225          9,492
  Depreciation                                               2,939          5,698          5,234
  Other                                                      1,645         49,523         53,658
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities                  204,123        592,835        186,746
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and
  repayments of investments                              3,647,417      3,118,720      2,166,608
Cost of investments acquired                            (4,427,074)    (4,088,462)    (2,793,117)
Acquisition of Sigma                                          --             --          (14,188)
Change in policy loans                                      24,960         15,807         14,364
Other                                                      (16,400)       (13,584)          (479)
-------------------------------------------------------------------------------------------------
Net cash used by investing activities                     (771,097)      (967,519)      (626,812)
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' deposits                                    819,336        665,658        571,688
Policyholders' withdrawals                                (304,239)      (258,273)      (209,776)
Net change in collateral held on loaned securities         (18,538)        22,072         (5,788)
Capital contribution received                               72,724         29,399           --
Dividend to stockholder                                       --             --          (10,000)
Issuance of surplus notes                                     --           30,000           --
Retirement of debt                                         (63,199)        (7,000)        (2,426)
Other                                                      (13,704)         7,465         (4,041)
-------------------------------------------------------------------------------------------------
Net cash provided by financing activities                  492,380        489,321        339,657
-------------------------------------------------------------------------------------------------
Net (Decrease) Increase in Cash and Cash Equivalents       (74,594)       114,637       (100,409)
Cash and Cash Equivalents:
Beginning of year                                          213,494         98,857        199,266
-------------------------------------------------------------------------------------------------
End of year                                            $   138,900    $   213,494    $    98,857
=================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National
Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 842 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp
(NLVF), which is the wholly -owned subsidiary of National Life Holding Company
(NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 12 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 11 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 28 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 400,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 27% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $4.3 billion of net assets represent seventeen mutual funds managed on behalf of about 232,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly -owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and its direct and indirect subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amo unts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Available-for-sale debt and equity securities are reported at estimated fair value. Available -for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be oth er than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Loan-backed securities are reported at estimated fair value. Prepay ment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan -backed securities are based on Merrill Lynch pricing obtained through HUB Data, Inc.

Beneficial interests in securitized financial assets which ex perience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the rela ted collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are r eported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among ot her things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and are recorded at the Company's underlying share of the partnership's equity, which approximates fair value. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be l ess than the carrying value of the investment. Changes in the fair value of limited partnerships are included in c hange in unrealized gains on available-for-sale securities, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recogniz ed using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available -for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturitie s of three months or less.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment -type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised. Fu ture gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recovera bility from product margins.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins, amortization of deferred policy acquisition costs would have increased by $9.4 million in 2004.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2005 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulti ng decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially -determined present value of future projected profits from policies in force at the date of their acqui sition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 13 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impair ment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.5 million at December 31, 2004 and 2003 and was included in other assets. Total other intangible assets at December 31, 2004 and 2003 were $11.8 millio n and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2004, 2003, or 2002.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $92.8 million and $85.8 million at December 31, 2004 and 2003, respectively, and is included in other assets. At December 31, 2004, and 2003, 76% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds.

COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $4.0 million, $10.0 million, and $(1.8) million in 2004, 2003, and 2002, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life poli cies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender val ues. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non -equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereaf ter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. T he fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 1.5% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2004, less than 2% of the contracts inforce had a credited rate below 3%. The guaranteed minimum interest rates for the Company 's fixed interest rate universal life insurance policies range from 3% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account pro duct guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2004 was 56. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of t his benefit. Partial withdrawals from policies issued after November 1, 2003, will use the pro -rata method, subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits . See
Note 17 for additional information.

The Company offers various sales incentives including bonus interest credited at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience. The Company capitalized sales inducement costs of $2.8 million and recorded net amortization of $1.7 million during 2004. Sales inducement assets were $7.5 million at December 31, 2004.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations. These additional interest credits are accrued ratably over the bonus period, and adjusted for actual persistency. The Company accrued sales inducement liabilities of $1.1 million and recorded net re ductions of $0.2 million during 2004. Sales inducement liabilities were $4.9 million at December 31, 2004.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 11 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benef its held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and inves tment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2004. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are c harged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 15 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):


                                                    Gross      Gross        Estimated
                                                 Unrealized   Unrealized      Fair
              2004                    Cost          Gains       Losses       Value
--------------------------------------------------------------------------------------
AFS debt and equity
Securities:
U.S. government obligations        $   16,069   $      592   $       53       16,608
Government agencies, authorities
  and subdivisions                    169,939        5,571         --        175,510
Corporate:
Communications                        515,572       55,605          310      570,867
Consumer & retail                     472,883       31,834          767      503,950
Financial institutions              1,220,948       70,982        4,648    1,287,282
Industrial and chemicals              324,615       29,364          921      353,058
Other corporate                        95,472       15,235            4      110,703
REITS                                 173,973        7,930           39      181,864
Transportation                        103,524        8,466          379      111,611
Utilities                           1,065,934       93,725        1,318    1,158,341
--------------------------------------------------------------------------------------
Total corporate                     3,972,921      313,141        8,386    4,277,676
Private placements                    648,476       46,637        2,641      692,472
Mortgage-backed securities          2,832,104       45,320       10,263    2,867,161
--------------------------------------------------------------------------------------
Total AFS debt securities           7,639,509      411,261       21,343    8,029,427
Preferred stocks                      115,580       10,694          215      126,059
Common stocks                          14,549        3,549           40       18,058
--------------------------------------------------------------------------------------
Total AFS equity securities           130,129       14,243          255      144,117
--------------------------------------------------------------------------------------
Total AFS debt and equity
  securities                       $7,769,638   $  425,504   $   21,598   $8,173,544
======================================================================================



                                                   Gross       Gross        Estimated
                                                 Unrealized  Unrealized       Fair
          2003                         Cost         Gains      Losses         Value
--------------------------------------------------------------------------------------
AFS debt and equity
Securities:
U.S. government obligations        $   18,971   $    1,234   $     --     $   20,205
Government agencies, authorities
and subdivisions                       54,423        5,882         --         60,305
Corporate:
Communications                        482,391       54,845          932      536,304
Consumer & retail                     360,492       30,816        1,164      390,144
Financial institutions                928,506       74,714        5,163      998,057
Industrial and chemicals              238,004       23,813           80      261,737
Other corporate                        95,878       14,282            5      110,155
REITS                                 119,985        8,691         --        128,676
Transportation                        111,202        8,850        5,329      114,723
Utilities                           1,013,828       89,146        6,884    1,096,090
--------------------------------------------------------------------------------------
Total corporate                     3,350,286      305,157       19,557    3,635,886
Private placements                    805,454       66,793        5,876      866,371
Mortgage-backed securities          2,693,247       32,185       26,933    2,698,499
--------------------------------------------------------------------------------------
Total AFS debt securities           6,922,381      411,251       52,366    7,281,266
Preferred stocks                      131,514       13,237          476      144,275
Common stocks                          10,167        2,219           43       12,343
--------------------------------------------------------------------------------------
Total AFS equity securities           141,681       15,456          519      156,618
--------------------------------------------------------------------------------------
Total AFS debt and equity
securities                         $7,064,062   $  426,707   $   52,885   $7,437,884
======================================================================================


Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comp rehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                   2004        2003          2002
---------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities           $  30,084    $  77,841    $ 212,117
Net unrealized gain (losses) on separate accounts                     168          586         (526)
Net unrealized gain on other invested assets                        4,118          877         --
Related deferred policy acquisition costs                           3,006      (28,179)     (48,117)
Related present value of future profits of insurance acquired       4,825         (687)      (7,355)
Related deferred income taxes                                     (10,001)     (15,063)     (27,617)
Related policyholder dividend obligation                          (13,627)      (7,237)     (77,485)
---------------------------------------------------------------------------------------------------
Increase in net unrealized gains                                   18,573       28,138       51,017
Balance, beginning of year                                         88,852       60,714        9,697
---------------------------------------------------------------------------------------------------
Balance, end of year                                            $ 107,425    $  88,852    $  60,714
===================================================================================================


                                                                   2004          2003
---------------------------------------------------------------------------------------
Balance, end of year includes:
Net unrealized gains on available-for-sale securities           $ 403,906    $ 373,822
Net unrealized gains on separate accounts                           2,769        2,601
Net unrealized gain on other invested assets                        4,995          877
Related deferred policy acquisition costs                         (84,714)     (87,720)
Related present value of future profits of insurance acquired      (6,655)     (11,480)
Related deferred income taxes                                     (57,845)     (47,844)
Related policyholder dividend obligation                         (155,031)    (141,404)
---------------------------------------------------------------------------------------
Balance, end of year                                            $ 107,425    $  88,852
=======================================================================================

Net other comprehensive income related to unrealized gains and losses on available -for-sale securities for 2004, 2003, and 2002 of $18.6 million, $28.1 million, and $51.0 million is presented net of reclassifications to net income for net realized gains (losses) during the period of $4.2 million, $(2.5) million, and $(35.1) million and net of tax and deferred acquisition cost offsets of $2.8 million, $(1.8) million, and $(24.1) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2004, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                                                       Estimated
                                                        Amortized        Fair
                                                          Cost           Value
--------------------------------------------------------------------------------
Due in one year or less                               $  287,365      $  292,867
Due after one year through five years                  1,073,466       1,144,464
Due after five years through ten years                 2,051,072       2,189,054
Due after ten years                                    1,395,502       1,535,881
Mortgage-backed securities                             2,832,104       2,867,161
--------------------------------------------------------------------------------
Total                                                 $7,639,509      $8,029,427
================================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 200 4, 2003, and 2002 were $2,871.8 million, $2,373.1 million, and $1,559.1 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 200 4, 2003, and 2002 were $32.2 million, $36.1 million, and $34.4 million, respectively. Gross realized losses on sales of available -for-sale debt securities for the years ended December 31, 200 4, 2003, and 2002 were $23.6 million, $31.3 million, and $11.7 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2004, 2003, and 2002 were $0.9 million, $2.4 million, and $2.1 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2004, 2003, and 2002 were $1.3 million, $1.1 million, and $1.2 million, respectively.

The following summarizes the components of net realized gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

                                                2004         2003         2002
--------------------------------------------------------------------------------
Available-for-sale debt securities           $  7,833     $ (9,309)    $(18,686)
Available-for-sale equity securities             (347)       1,041      (11,275)
Mortgage loans                                   (106)      (1,744)        (969)
Real estate investments                            31        2,550          579
Other invested assets                          (1,917)        (539)      (7,162)
--------------------------------------------------------------------------------
Total                                        $  5,494     $ (8,001)    $(37,513)
================================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 200 4, were as follows (in thousands):


2004                            Less than 12 months       12 months or more             Total
----------------------------------------------------------------------------------------------------------
                                           Unrealized                 Unrealized              Unrealized
Description of Securities     Fair Value     Losses     Fair Value      Losses    Fair Value     Losses
----------------------------------------------------------------------------------------------------------
U.S. government obligations   $    1,379   $       13   $    3,532   $       40   $    4,911   $       53
Corporate:
Communications                    21,050          251        4,475           59       25,525          310
Consumer & retail                102,010        1,670         --           --        102,010        1,670
Financial institutions           200,222        3,078       55,528        2,279      255,750        5,357
Industrial and chemicals          30,984          923       10,363          390       41,347        1,313
Other corporate                     --           --          5,004            4        5,004            4
REITS                             17,471           50         --           --         17,471           50
Transportation                     5,376           32        8,127          815       13,503          848
Utilities                        100,737          771       21,494          704      122,231        1,475
----------------------------------------------------------------------------------------------------------
Total corporate                  477,850        6,775      104,991        4,251      582,841       11,027
Mortgage-backed securities       979,235        8,410       89,465        1,853    1,068,700       10,263
----------------------------------------------------------------------------------------------------------
Subtotal debt securities       1,458,464       15,198      197,988        6,144    1,656,452       21,343
Preferred stock                    8,000          209          384            6        8,384          215
Common stock                        --           --             15           41           15           40
----------------------------------------------------------------------------------------------------------
Total securities              $1,466,464   $   15,407   $  198,387   $    6,191   $1,664,851   $   21,598
==========================================================================================================






2003                            Less than 12 months        12 months or more                Total
---------------------------------------------------------------------------------------------------------
                                            Unrealized               Unrealized               Unrealized
Description of Securities     Fair Value      Losses    Fair Value     Losses     Fair Value    Losses
---------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $     --     $     --     $     --     $      100   $     --
Corporate:
Communications                    34,125          582       10,365          403       44,490          985
Consumer & retail                 38,187          624        7,460        1,076       45,647        1,700
Financial institutions           160,277        5,737       62,766        2,856      223,043        8,593
Industrial and chemicals          27,942          879         --           --         27,942          879
Other corporate                    5,005            5         --           --          5,005            5
REITS                               --           --           --           --           --           --
Transportation                    10,255        1,272       22,935        4,560       33,190        5,832
Utilities                        132,449        3,703       54,442        3,736      186,891        7,439
---------------------------------------------------------------------------------------------------------
Total corporate                  408,240       12,802      157,968       12,631      566,208       25,433
Mortgage-backed securities     1,272,095       26,926        2,695            7    1,274,790       26,933
---------------------------------------------------------------------------------------------------------
Subtotal debt securities       1,680,435       39,728      160,663       12,638    1,841,098       52,366
Preferred stock                    9,998            2        8,722          474       18,720          476
Common stock                        --           --             43           43           43           43
---------------------------------------------------------------------------------------------------------
Total securities              $1,690,433   $   39,730   $  169,428   $   13,155   $1,859,861   $   52,885
=========================================================================================================

Of the $15.2 million total unrealized losses on debt securities in the less than 12 months category, $8.4 million was in the mortgage backed securities portfolio. $6.7 million of the unrealized losses on mortgage backed securities related to securities purchased in 2004. All of these securities were rated AAA at acquisition and maintained that rating at December 31, 2004. These unrealized losses are due to the higher level of market interest rates at December 31, 2004, compared to those at the time of purchase. The remaining $1.7 million unrealized loss relates to mortgage backed securities that were generally purchased in the low interest rate environment experienced during the first half of 2003. All of these securities are trading at equivalent or tighter spreads than when purchased. The $8.4 million of unrealized losses on mortgage backed securities represents 0.9% of the aggregate fair value of the $1.0 billion in mortgage backed securities with unrealized losses at December 31, 2004. Many of the positions in this category have fair values only marginally below their respective carrying values.

The $6.8 million unrealized losses in the corporate bond portfolio in the less than 12 months category are concentrated in the financial institution, consumer and retail, industrial and chemical, and utility sectors. Many of these bonds were purchased during the aforementioned low interest rate environment in early 2003. All of the unrealized losses on these bonds are interest rate rel ated, not credit related. All of the corporate bonds purchased in 2004 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade since purchase.

Of the $6.1 million total unrealized losses in the 12 months or more category, $1.9 million was in the mortgage backed securities portfolio. Similar to the less than 12 months category, all of the unrealized losses relate to securities purchased during the first half of 2003.

The $4.3 million unrealized losses on the corporate bond portfolio in the more than 12 month category are concentrated in the financial institution, transportation, and utilities sectors. Virtually all of these securities trade at tighter spreads than when they were purchased, but have unrealized losses due to an increase in interest rates since purchase. Based on the facts and circumstances surrounding the individual securities, the Company believes that the unrealized losses on these bonds at December 31, 2004 are temporary.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $21.3 million and $39.8 million at December 31, 2004 and 2003, respectively. The fair value of the loaned securities was $20.3 million and $38.0 million at December 31, 2004 and 2003, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2004, 2003, and 2002 the equity securities held in the trading category recorded $1.2 million, $0.9 million, and $0.3 million of net investment income. The cost of trading securities held at December 31, 2004 and 2003 was $24.9 million and $27.8 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                           2004          2003
          Geographic Region                             ------------------------
          New England                                       3.0%          4.1%
          Middle Atlantic                                   7.0           7.8
          East North Central                               10.7           9.7
          West North Central                                7.7           5.9
          South Atlantic                                   28.1          27.3
          East South Central                                2.3           3.6
          West South Central                               11.9           9.9
          Mountain                                         13.9          15.1
          Pacific                                          15.4          16.6
          ----------------------------------------------------------------------
          Total                                           100.0%        100.0%
          ======================================================================

          Property Type
          Apartment                                        23.7%         24.9%
          Retail                                            7.7           9.0
          Office Building 40.5                             37.0
          Industrial                                       25.1          25.0
          Hotel/Motel                                       1.1           2.2
          Other Commercial                                  1.9           1.9
          ----------------------------------------------------------------------
          Total                                           100.0%        100.0%
          ======================================================================

          Total mortgage loans and real estate
          (in thousands)                             $1,475,045    $1,409,591
          ======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2004             2003
--------------------------------------------------------------------------------
Unimpaired loans                                    $ 1,435,810     $ 1,377,854
Impaired loans without valuation allowances                  29              50
--------------------------------------------------------------------------------
Subtotal                                              1,435,839       1,377,904
--------------------------------------------------------------------------------
Impaired loans with valuation allowances                  5,660          10,355
Related valuation allowances                               (860)         (2,204)
--------------------------------------------------------------------------------
Subtotal                                                  4,800           8,151
--------------------------------------------------------------------------------
Total                                               $ 1,440,639     $ 1,386,055
================================================================================



                                                 2004         2003         2002
--------------------------------------------------------------------------------
Impaired loans:
Average total investment                        $8,047       $8,947       $5,647
Interest income recognized                      $  287       $  930       $  584
Interest received                               $  286       $  722       $  616

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual t erms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an ac crual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                2004         2003          2002
--------------------------------------------------------------------------------
Additions for impaired loans
  charged to realized losses                   $  --        $ 1,744     $   460
Changes to previously established
  valuation allowances                          (1,344)        --           (76)
--------------------------------------------------------------------------------
(Decrease) increase in valuation
  allowances                                    (1,344)       1,744         384
Balance, beginning of year                       2,204          460          76
--------------------------------------------------------------------------------
Balance, end of year                           $   860      $ 2,204     $   460
================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                           2004            2003           2002
--------------------------------------------------------------------------------
Debt securities interest                $ 462,293      $ 439,532      $ 418,305
Equity securities dividends                10,829         10,189         11,546
Mortgage loan interest                    119,159        104,611        102,593
Policy loan interest                       42,224         45,502         47,216
Real estate income                          3,777          3,889          4,259
Options                                    43,993         69,880        (50,809)
Other investment income                    11,980          5,243         (1,336)
--------------------------------------------------------------------------------
Gross investment income                   694,255        678,846        531,774
Less: investment expenses                  17,016         15,375         15,661
--------------------------------------------------------------------------------
Net investment income                   $ 677,239      $ 663,471      $ 516,113
================================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2004, total equity indexed annuity liabilities of $1,804.6 million were comprised of $1,419.7 million of host contract and $384.9 million of embedded derivative value. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. Policyholder account liabilities at December 31, 200 4, and 2003 were $1,797.2 million and $1,335.9 million, respectively.

Results of operations for 2004, 2003 and 2002 included after-tax earnings from equity indexed annuities of $13.3 million, $19.2 million and $16.6 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 200 4 and 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

During 2003, the Company entered into two interest rate swaps (receive fixed, pay variable) whereby the Company locked in the interest rate on a total of $115 million in anticipated senior note financing. The Company's expectation was that the hedge would be 100% effective on the $115 million (the Company did not intend to hedge the interest rate risk on the entire expected issuance of $200 million). The Company's risk management objective in entering into the hedge transactions was to prevent any subsequent changes in market rates of interest from impacting the expected future interest payments on part of the senior note financing.

The interest rate swaps employed covered both potential changes in underlying 30 year treasury rates and potential changes in credit spreads over those treasury rates. The swap positi on was closed out concurrent with the pricing of the senior notes through an offsetting interest rate swap (receive variable, pay fixed), for a net pre-tax loss of $1.5 million. As the transaction qualifies for cash flow hedge treatment, the loss has been recorded in other comprehensive income, net of related taxes, and will be reflected in earnings as interest payments are made on the senior notes.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, al l related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                            2004         2003
--------------------------------------------------------------------------------
Notional amounts:
Futures                                                  $  26,044    $  12,332
Credit default swaps                                     $    --      $   6,000
================================================================================


The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                              2004         2003
--------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)    $ 114,599    $ 147,067
Options written (included in other liabilities)            (26,242)     (57,825)
Futures (included in other invested assets)                  1,510        4,312
--------------------------------------------------------------------------------
Net carrying value                                       $  92,669    $  90,752
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                2004                    2003
----------------------------------------------------------------------------------------
                                                     Estimated                Estimated
                                        Carrying       Fair       Carrying      Fair
                                          Value        Value       Value        Value
----------------------------------------------------------------------------------------
Cash and cash equivalents              $  138,900   $  138,900   $  213,494   $  213,494
Available-for-sale debt securities      8,029,427    8,029,427    7,281,266    7,281,266
Available-for-sale equity securities      144,117      144,117      156,618      156,618
Trading equity securities                  25,308       25,308       26,074       26,074
Mortgage loans                          1,440,639    1,536,823    1,386,055    1,532,112
Policy loans                              697,011      683,226      721,971      726,223
Derivatives                                92,669       92,669       90,752       90,752

Investment products                     4,613,758    4,653,242    3,990,229    4,064,029
Debt                                       30,000       32,142       92,770       98,601

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar sec urities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair values of derivatives are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A -rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current inter est rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no mor e than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This cha nge resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $8.7 million, $11.6 million, and $11.4 million for 2004, 2003, and 2002, respectively, related to the Company's disability income reinsurance. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2004 and 2003 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2004 and 2003 was $51.1 billion and $49.2 billion, respectively.

Transactions between the Closed Block (see Note 11) and non -Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands ):


                                                2004         2003       2002
--------------------------------------------------------------------------------
Insurance premiums:
Direct                                      $ 439,145    $ 472,873    $ 459,391
Reinsurance assumed                             1,198        1,326        1,104
Reinsurance ceded                             (62,250)     (62,973)     (68,442)
--------------------------------------------------------------------------------
Total insurance premiums                    $ 378,093    $ 411,226    $ 392,053
================================================================================

Increase in policy liabilities:
Direct                                      $  35,463    $ 154,387    $ 134,195
Reinsurance ceded                              28,127       13,718       (8,034)
--------------------------------------------------------------------------------
Total increase in policy liabilities        $  63,590    $ 168,105    $ 126,161
================================================================================

Policy benefits:
Direct                                      $ 497,893    $ 405,077    $ 405,553
Reinsurance assumed                                41        2,958          129
Reinsurance ceded                             (81,809)     (78,361)     (65,813)
--------------------------------------------------------------------------------
Total policy benefits                       $ 416,125    $ 329,674    $ 339,869
================================================================================

Policyholders' dividends:
Direct                                      $ 118,227    $ 130,275    $ 131,682
Reinsurance ceded                              (3,219)      (3,501)      (3,620)
--------------------------------------------------------------------------------
Total policyholders' dividends              $ 115,008    $ 126,774    $ 128,062
================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):


                                                 2004       2003        2002
--------------------------------------------------------------------------------
Balance, beginning of year                   $ 606,144   $ 580,144    $ 577,861
Acquisition costs deferred during the year     159,544     139,768      114,945
Amortization during the year                   (87,939)    (85,589)     (64,545)
Adjustment through other comprehensive
  income during the year                         3,006     (28,179)     (48,117)
--------------------------------------------------------------------------------
Balance, end of year                         $ 680,755   $ 606,144    $ 580,144
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):


                                        2004                  2003                 2002
---------------------------------------------------------------------------------------------
                                 Amount       Rate     Amount      Rate    Amount        Rate
---------------------------------------------------------------------------------------------
Current                          $ 18,347             $  8,527             $ 12,725
Deferred                           11,750               (1,726)             (11,821)
-----------------------------------------             --------             --------
Total income tax expense         $ 30,097             $  6,801             $    904
=========================================             ========             ========

Expected income taxes            $ 42,722      35.0%  $ 29,810      35.0%  $ 10,212      35.0%
Dividends received deduction       (2,216)     (1.8)    (1,226)     (1.4)    (2,089)     (7.2)
Affordable housing tax credit      (7,394)     (6.1)    (7,518)     (8.8)    (8,313)    (28.5)
Audit settlements                    --      --        (10,508)    (12.3)       335       1.2
Corporate owned life insurance     (1,705)     (1.4)    (3,879)     (4.6)       283       1.0
Other, net                         (1,310)     (1.1)       122       0.1        476       1.6
---------------------------------------------------------------------------------------------
Total income tax expense         $ 30,097             $  6,801             $    904
=========================================             ========             ========
Effective federal income tax rate              24.6%                 8.0%                 3.1%
=================================              ====                  ===                  ===

In 2004, the Company paid $26.2 million in federal income taxes . The Company received $1.8 million and paid $25.6 million in federal income taxes during 2003 and 2002, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):


                                                              2004        2003
--------------------------------------------------------------------------------
Deferred income tax assets:
Debt and equity securities                                   $   --     $  7,731
Pension and other post retirement liabilities                  70,162     63,141
Policy  liabilities                                           197,414    175,980
Other liabilities and accrued expenses                         22,306     32,175
Affordable housing tax credit carryforwards                    10,514     12,993
Other                                                             519      3,757
--------------------------------------------------------------------------------
Total deferred income tax assets                              300,915    295,777
--------------------------------------------------------------------------------

Deferred income tax liabilities:
Debt and equity securities                                   $    342   $   --
Net unrealized gain on available-for-sale securities           57,845     47,844
Deferred policy acquisition costs                             199,223    176,887
Present value of future profits of insurance acquired          23,084     26,009
Property and investments                                        5,781      8,845
Other                                                           7,354      8,264
--------------------------------------------------------------------------------
Total deferred income tax liabilities                         293,629    267,849
--------------------------------------------------------------------------------

Total net deferred income tax assets                         $  7,286   $ 27,928
================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2004.

The Company has affordable housing tax credit carryforwards of $10.5 million that begin to expire in 2022.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequate tax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a re sult of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees a re based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. None of the securities held in the Company separate account were issued by the Company .

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non -contributory defined supplemental benefit plan for certain executives and a non -contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Compan y. Substantially all employees beginning service subsequent to June 30, 2001 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all agents and agency staff employees who began service prior to June 1, 2000, may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The measurement date for all the plans was the October 1 preceding the date of the statement of financial position.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                               Pension Benefits                   Other   Benefits
                                                   --------------------------------------------------------------------------
                                                       2004        2003         2002        2004          2003        2002
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation, beginning of year              $ 217,945    $ 197,439    $ 176,846    $  31,911    $  28,464    $  24,064
Service cost for benefits earned during
the period                                             5,004        4,837        4,578          963        1,094          984
Interest cost on benefit obligation                   13,340       13,127       12,971        1,978        1,898        1,783
Actuarial losses                                      12,068       13,655       14,379        2,057        5,656        3,189
Increase (decrease) in benefits due to
plan amendments                                         --           --          1,085         --         (3,407)        --
Adoption of FSP 106-2 - Medicare Part D                 --           --           --         (4,000)        --           --
Curtailment due to outsourcing                        (4,298)        --           --           (275)        --           --
Benefits paid                                        (14,193)     (11,113)     (12,420)      (1,898)      (1,794)      (1,556)
-----------------------------------------------------------------------------------------------------------------------------
Benefit obligation, end of year                    $ 229,866    $ 217,945    $ 197,439       30,736    $  31,911    $  28,464
=============================================================================================================================

CHANGE IN PLAN ASSETS:
Plan assets, beginning of year                     $  87,784    $  79,743    $  89,928
Contributions                                          6,728         --           --
Actual income (loss) on plan assets                   12,115       13,733       (4,613)
Benefits paid                                         (7,480)      (5,692)      (5,572)
--------------------------------------------------------------------------------------
Plan assets, end of year                           $  99,147    $  87,784    $  79,743
======================================================================================

                                                              Pension Benefits                      Other Benefits
                                                   --------------------------------------------------------------------------
                                                     2004         2003         2002         2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
Funded plans:
Benefit obligation                                 $ 139,669    $ 131,497    $ 117,064         --           --           --
Plan assets                                          (99,147)     (87,784)     (79,743)        --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Benefit obligation greater than plan assets           40,522       43,713       37,321
Benefit obligation - other plans                      90,197       86,448       80,375    $  30,736    $  31,911    $  28,464
Unrecognized actuarial (losses) gains                (40,257)     (38,326)     (33,691)        (197)      (3,132)       2,524
Unrecognized prior service (costs) benefits             (617)        (979)      (1,085)       2,340        4,417        1,285
                                                   --------------------------------------------------------------------------
Accrued benefit cost at September 30                  89,845       90,856       82,920       32,879       33,196       32,273
Payments subsequent to measurement
date                                                  (3,058)      (1,461)      (1,602)        --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                $  86,787    $  89,395    $  81,318       32,879       33,196    $  32,273
=============================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                              Pension Benefits                       Other Benefits
                                                   --------------------------------------------------------------------------
                                                      2004         2003         2002         2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the
period                                             $   5,004    $   4,837    $   4,578    $     963    $   1,094    $     984
Interest cost on benefit obligation                   13,340       13,127       12,971        1,978        1,898        1,783
Expected (income) on plan assets                      (7,416)      (6,152)      (7,407)        --           --           --
Net amortization of unrecognized losses
(gains) 1,140                                          1,439          308          717         --           (401)
Amortization of plan amendments for
curtailment due to outsourcing                           250         --           --           (563)        --           --
Amortization of prior service costs (benefits)
and plan amendments                                      113          106         --         (1,515)        (275)        (275)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in
operating expenses)                                $  12,431    $  13,357    $  10,450    $   1,580    $   2,717    $   2,091
=============================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $85.9 million and $83.0 million at the 2004 and 2003 measurement dates, respectively. The total ABO for the separately funded defined benefit pension plans was $127.1 million and $117.8 million at the 2004 and 2003 measurement dates, respectively.

The actuarial assumptions used in determining benefit obligations at the measuremen t dates were as follows:


                                   Pension Benefits         Other   Benefits
                                ------------------------------------------------
                                 2004    2003    2002    2004    2003    2002
                                ------------------------------------------------
Discount rate                    6.0%    6.25%   6.75%   6.0%    6.25%   6.75%
Rate of increase in future
compensation levels          3.0%-6.5% 3.0%-6.5% 3.0%-10.0%
Expected long term return
on plan assets                  8.0%     8.0%    8.0%

Additional minimum pension liabilities at December 31, 2004, 2003, and 2002, were $24.2 million, $23.2 million, and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the pl an assets exceeded the accrued benefit cost. These liabilities are included, net of income tax effects of $8.5 million, $8.1 million, and $7.9 million, as a component of accumulated other comprehensive income in 2004, 2003, and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 and 2003 for the pre -65 population was eliminated due to a plan amendment and for the post-65 population was 9% and 10%, respectively. This projected rate declines linearly to 5% in 2008 and remains level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.9 million and increase the 2004 service cost component of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.5 million and the 2004 service cost component of net periodic postretirement benefit cost by about $0.1 million. The Company us es the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

                  Plan Asset Category     October 1, 2004  October 1, 2003
                  --------------------------------------------------------
                        Bonds                   33.0%            21.3%
                        Common stocks           63.2             70.9
                        Group annuity contract   3.4              2.3
                        Other                    0.4              5.5
                  --------------------------------------------------------
                        Total                  100.0%           100.0%
                  ========================================================

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company's Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its age ncies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage -backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company's expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company's historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations, and for projected medicare part D reimbursements for each of the five years following December 31, 2004, and in aggregate for the five years thereafter is as follows (in thousands):


                  Projected Pension  Projected Other     Projected Medicare
           Year    Benefit Payments  Benefit Payments   Part D Reimbursements
       -----------------------------------------------------------------------
           2005          $14,137          $ 2,090          $  --
           2006           14,539            2,210              200
           2007           14,889            2,318              211
           2008           14,968            2,418              220
           2009           15,169            2,489              226
        2010-2014         81,747           13,235            1,192

The Company's expected 2005 contribution into its separately funded defined benefit pension plan is $5.3 million. The Company may elect to make smaller or larger contributions in 2005, subject to regulatory requirements and maximum contribution limitations.

The Company modified its pension plans for active emp loyees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For emplo yees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. See Note 16 for additional information.

As the outsourcing decision occurred after the 2003 measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects were reflected in 2004's results from operations.

The pension benefit obligation was reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 were reduced due to curtailment by $0.8 million. Prior service cost plan amendments of $0.2 million were recognized due to the curtailment.

Other post-employment benefit obligations were reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 were reduced due to curtailment by $0.2 million. The curtailment reduced post-employment plan amendment benefits, resulting in a 2004 pre-tax benefit of $0.6 million.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a ben efit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-2).

The Company has compared its historical net benefits provided to participants against the projected net benefits that would be provided under the Act. Based on this review, and a review of the current promulgated regulations, the Company believes that the benefits provided by the Company to qualifying individuals are at least actuarially equivalent to those to be provided under the Act. Pursuant to FSP 106 -2, the Company has reduced its benefit obligation in 2004 by $4.0 millio n, with a corresponding reduction in unrecognized losses.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                       2004              2003
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                   $ -             $ 62,770
Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $62.8 million was redeemed on March 1, 2004. $7.0 million was repurchased in September 2003. The notes were unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments required prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration.

7.50% Surplus Notes:                                  30,000             30,000
$30 million. Issued by LSW to NLVF, maturing A ugust 2033, interest payable annually on August 10. The notes are unsecured and
subordinated to all present and future indebtedness, policy claims and prior claims.  All interest and principal payments require prior written approval by the State of Texas Department of Insurance.
--------------------------------------------------------------------------------
Total debt                                           $30,000           $ 92,770
================================================================================


Interest paid on the 8.25% surplus notes was $2.6 million in 2004 and $5.8 million in 2003 and 2002. Interest paid on the 7.50% surplus notes was $1.5 million in 2004, and $-0- in 2003 and 2002. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002.

During 2004, NVLF contributed $72.7 million in capital to National Life. During 2003, NLVF contributed $29.4 million in capital to National Life.

The Company has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 62.5 basis points. The outstanding balance was zero as of December 31, 2004 and 2003. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was zero as of December 31, 2004 and 2003. Total intere st on the combined lines of credit was $1,641 for 2004, $2,100 for 2003, and $0.1 million for 2002.

During 2004, the Company retired $62.8 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $3.4 million were expensed. These costs are included in early retirement of debt expense.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed . A repurchase premium of $0.3 million was also expensed. These costs are included in early retirement of debt expense.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2004 and 2003, were $53. 6 million and $63.4 million, respectively.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980's and 1990's. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members could have pursued alternative dispute resolution according to predetermined guidelines. Qualifying members could also opt out of the class action and pursued litigation separately against the company.

Most of the alternative dispute resolution cases had been settled by December 31, 2000. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on the Company's financial position. Existing provisions for this contingency were reduced in 2004, 2003, and 2002 and are included as changes in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardwar e and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The lease was renegotiated in September 2004 for an additional 5 years. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2004 (in millions):

                                                      Operating
                        Year                            Leases
                        ----------------------------------------
                        2005                            $  4.6
                        2006                               4.6
                        2007                               4.6
                        2008                               4.6
                        2009 and beyond                    4.6
                        ----------------------------------------
                        Total minimum lease payments    $ 23.0
                        ========================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812 -unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.3 million. The partnership has been profitable for at leas t five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2004 and 2003 the Company's portion of the partnership equity was $(10.1) million and $(7.7) million , respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. See Note 15 for additional information.

The Company has a ten year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effective on February 1, 2004. The Company's total obligation under the contract for years 2004-2008 is approximately $64.5 million. See Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly -owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase accounting adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for whic h 1717 Capital Management Company (1717 Capital) is the broker -dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro -forma consolidated net income would have increased by approximately $.5 million in 2002. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholder s. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $11.3 million and $17.1 million was required at December 31, 2004 and 2003, respectively. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $155.0 million and $141.4 million at December 31, 2004 and 2003, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2004 and 2003 was $166.3 million and $158.5 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2004 and 2003, and for the three years ended December 31, 2004, is as follows (in thousands):


                                                          2004            2003
--------------------------------------------------------------------------------
LIABILITIES:
Policy liabilities and accruals                        $3,932,536     $3,967,596
Other liabilities                                             356         10,351
--------------------------------------------------------------------------------
Total liabilities                                      $3,932,892     $3,977,947
================================================================================
ASSETS:
Cash and cash equivalents                              $    9,224     $   68,709
Available-for-sale debt and equity securities           2,402,200      2,338,609
Mortgage loans                                            432,670        430,461
Policy loans                                              547,497        584,255
Accrued investment income                                  46,561         49,222
Premiums and fees receivable                               11,973         15,799
Other assets                                              114,863        101,087
--------------------------------------------------------------------------------
Total assets                                           $3,564,988     $3,588,142
================================================================================
Excess of reported closed block liabilities
  over closed block assets                             $  367,904     $  389,805
Closed block accumulated other
  comprehensive gain represented above                       --             --
--------------------------------------------------------------------------------
Maximum future earnings to be recognized
  from closed block assets and liabilities             $  367,904     $  389,805
================================================================================


                                                2004         2003         2002
-----------------------------------------------------------------------------------
Revenues:
Premiums and other income                     $ 255,941    $ 272,103    $ 281,272
Net investment income                           219,248      222,076      232,088
Net investment loss                              (1,924)      (1,559)     (10,468)
-----------------------------------------------------------------------------------
Total revenues                                  473,265      492,620      502,892
-----------------------------------------------------------------------------------
Benefits and Expenses:
(Decrease) increase in policy liabilities       (44,439)      50,922       42,430
Policy benefits                                 343,187      250,013      259,451
Policyholders' dividends                        115,414      128,096      129,897
Interest credited to policyholder
  account liabilities                            11,664       11,099       12,317
Operating expenses                                9,730       12,697       12,913
Commission expenses                               4,015        3,946        5,873
-----------------------------------------------------------------------------------
Total benefits and expenses                     439,571      456,773      462,881
-----------------------------------------------------------------------------------
Pre-tax results of operations                    33,694       35,847       40,011

Income taxes                                     11,793       14,201       14,019
-----------------------------------------------------------------------------------
Closed block results of operations               21,901       21,646       25,992

Other comprehensive income:
Unrealized loss                                    --           --           (700)
-----------------------------------------------------------------------------------
Total closed block comprehensive income       $  21,901    $  21,646    $  25,292
===================================================================================
Excess of reported closed block liabilities
  over closed block assets:
Beginning of year                             $ 389,805    $ 411,451    $ 436,743
Closed block comprehensive income                21,901       21,646       25,292
-----------------------------------------------------------------------------------
End of year                                   $ 367,904    $ 389,805    $ 411,451
===================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2004 and 2003 were $2,233.1 million and $2,183.2 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.9 million and $0.8 million at December 31, 2004 and 2003, respectively.

Participating insurance in force within the Closed Block was $11.1 billion and $11.9 billion at December 31, 2004 and 2003, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's ou tstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through a trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. There were no dividends paid or declared in 2004 or 2003 by National Life, NLVF, or NLHC. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations re quire pre-approval by the Commissioner. Statutory surplus was $542.4 million and $452.4 million at December 31, 2004 and 2003, respectively. Statutory net gain from operations was $62.6 million and $18.8 million in 2004 and 2003, respectively.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

NOTE 13 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.0 million, $4.4 million, and $4.8 million for the three years ended December 31, 2004, 2003, and 2002, respectively. The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indir ect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. The first block accrues interest at 5.88%; the second accrues interest at 5.30%. Amortization of PVFP was $8.4 million, $7.2 million, and $9.5 million for the three years ended December 31, 2004, 2003, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):

                                     Projected
                        Year       Amortization
                      ---------------------------
                        2005       $ 7,767
                        2006         7,243
                        2007         6,743
                        2008         6,249
                        2009         5,749

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 14 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 81.5% and 76.5% of the face value of total insurance inforce at December 31, 2004 and 2003, respectively. The premiums on participating life insurance policies were 66.1%, 64.9%, and 63.9% of total individual life insuranc e premiums in 2004, 2003, and 2002, respectively.

NOTE 15 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variab le Interest Entities -, interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have v oting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements spec ified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 was required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.3 million. The Company assumed a secondary guarantee on $12.0 million of the total partn ership debt to obtain favorable financing terms. At December 31, 2004 and 2003 the Company's portion of the partnership equity was $(10.1) million and $(7.7) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in exces s of accumulated earnings.

The Company created NL Group Statutory Trust I, a statutory trust company (STT), as a wholly -owned subsidiary of NLVF during 2003. STT issued $20 million in mandatorily redeemable trust preferred capital securities to a special purpose pool organized by a third party, NLVF then issued $20 million in notes to STT. The terms and conditions of these notes essentially match those of the notes issued by STT to the special purpose pool. See Note 8 for more information on the securit ies issued. STT is currently a consolidated entity within the Company's financial statements. Under the provisions of FIN 46R, management currently believes that the primary beneficiary of STT is the special purpose pool holding STT's trust preferred cap ital securities. Adoption of FIN 46R will therefore require deconsolidation of STT, with a corresponding increase of $0.6 million in the Company's available-for-sale equity securities and debt outstanding.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 16 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substa ntially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at De cember 31, 2003. See Note 7 for information on pension and other defined benefit postretirement plan curtailments recorded in 2004.

NOTE 17 - ADOPTON OF SOP 03-01

In July 2003, the Accounting Standards Executive Committee issued SoP 03 -01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company adopted SOP 03-1 effective January 1, 2004. Pursuant to the adoption of SoP 03-1, the Company recorded an after-tax cumulative effect of ($1.4) million which consisted of $1.9 million of sales inducement assets and $4.0 million of sales inducement liabilities for various annuity products, offset by income tax effects of $0.7 million. See Note 2 for additional information.

                               NATIONAL VARIABLE
                               ANNUITY ACCOUNT II

                              FINANCIAL STATEMENTS

                                   * * * * *

                               DECEMBER 31, 2004

PRICEWATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      125 High Streeet
                                                      Boston, MA 02110
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001





             Report of Independent Registered Public Accounting Firm


To the Board of Directors of National Life Insurance Company and Contractholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in allmaterial respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance company) (the Variable Account) at December 31, 2004, the results of each of their operations for the period then ended and the changes in each of their net assets for the periods ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believer that our audits provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
April 15, 2005


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF NET ASSETS

                               December 31, 2004

TOTAL ASSETS AND NET ASSETS:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

AIM Variable Insurance Dynamics Fund (365,843.00 units at $7.41 per unit)                          $ 2,710,189
AIM Variable Insurance Health Sciences Fund (520,475.69 units at $9.08 per unit)                   $ 4,725,999
AIM Variable Insurance Technology Fund (525,974.29 units at $4.17 per unit)                        $ 2,192,788
Alger American Growth Fund (981,988.91 units at $13.74 per unit)                                   $13,490,761
Alger American Leveraged AllCap Fund (226,660.10 units at $7.67 per unit)                          $ 1,738,944
Alger American Small Capitalization Fund (608,040.56 units at $10.39 per unit)                     $ 6,315,596
American Century Variable Income & Growth Portfolio (765,569.07 units at $11.49 per unit)          $ 8,796,273
American Century Variable Inflation Protection Portfolio (464,504.55 units at $10.53 per unit)     $ 4,889,459
American Century Variable International Portfolio (212,294.68 units at $11.29 per unit) $            2,396,668
American Century Variable Ultra Portfolio (7,351.49 units at $10.75 per unit)                      $    79,056
American Century Variable Value Portfolio (1,108,091.56 units at $16.30 per unit)                  $18,059,845
American Century Variable Vista Portfolio (369,192.37 units at $10.80 per unit) $                    3,987,928
Dreyfus Variable Investment Appreciation Portfolio (247,910.98 units at $10.31 per unit)           $ 2,556,991
Dreyfus Variable Investment Developing Leaders Portfolio (2,938.60 units at $10.89 per unit)       $    32,003
Dreyfus Variable Investment Quality Bond Portfolio (21,381.13 units at $10.42 per unit) $              222,700
Dreyfus Variable Investment Socially Responsible Growth Fund (146,825.11 units at $6.96 per unit)  $ 1,022,453
Franklin Templeton Variable Insurance Products Trust Foreign Securities Fund
  (233,297.54 units at $11.54 per unit)                                                            $ 2,691,151
Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund
  (34,866.29 units at $10.97 per unit)                                                             $   382,376
Franklin Templeton Variable Insurance Products Trust Real Estate Fund
  (71,208.31 units at $13.58 per unit)                                                             $   967,030
Franklin Templeton Variable Insurance Products Trust Small Cap Fund
  (8,615.03 units at $10.95 per unit)                                                              $    94,330
Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities Fund
  (43,564.50 units at $12.00 per unit)                                                             $   522,938
JP Morgan Series Trust II International Equity Portfolio
  (285,762.15 units at $10.62 per unit)                                                            $ 3,033,501
JP Morgan Series Trust II Small Company Portfolio (138,936.30 units at $14.65 per unit)            $ 2,035,302
Neuberger Berman Advisors Management Trust Fasciano Portfolio
  (143,490.34 units at $10.94 per unit)                                                            $ 1,570,132
Neuberger Berman Advisors Management Trust Limited Maturity Portfolio
  (586,111.13 units at $9.97 per unit)                                                             $ 5,842,981
Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio
  (6,084.77 units at $11.52 per unit)                                                              $    70,067
Neuberger Berman Advisors Management Trust Partners Portfolio
  (181,388.85 units at $12.01 per unit)                                                            $ 2,177,869

   The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF NET ASSETS

                               December 31, 2004

TOTAL ASSETS AND NET ASSETS:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

Scudder Variable Series II Dreman High Return Equity Portfolio
  (21,818.25 units at $11.23 per unit)                               $   245,061
Scudder Variable Series II Dreman Small Cap Value Portfolio
  (122,129.24 units at $11.93 per unit)                              $ 1,456,626
Sentinel Variable Products Trust Balanced Fund
  (1,253,469.19 units at $13.21 per unit)                            $16,562,823
Sentinel Variable Products Trust Bond Fund
  (1,287,455.21 units at $14.07 per unit)                            $18,110,108
Sentinel Variable Products Trust Common Stock Fund
  (2,530,565.26 units at $13.61 per unit)                            $34,448,642
Sentinel Variable Products Trust Growth Index Fund
  (369,520.70 units at $7.68 per unit) $                               2,836,872
Sentinel Variable Products Trust Mid Cap Growth Fund
  (1,136,704.15 units at $14.74 per unit)                            $16,749,696
Sentinel Variable Products Trust Money Market Fund
  (956,343.80 units at $11.59 per unit)                              $11,086,345
Sentinel Variable Products Trust Small Company Fund
  (1,502,266.71 units at $24.73 per unit)                            $37,157,107
Strong Variable Insurance Mid Cap Growth Fund II
  (543,989.20 units at $14.70 per unit)                              $ 7,995,238
Strong Variable Insurance Opportunity Fund II
  (583,347.53 units at $18.87 per unit)                              $11,005,540
T Rowe Price Equity Series Blue Chip Growth Portfolio
  (279,899.33 units at $10.79 per unit)                              $ 3,019,123
T Rowe Price Equity Series Equity Income Portfolio
  (41,206.26 units at $11.21 per unit) $                                 461,943
T Rowe Price Equity Series Health Sciences Portfolio
  (106,209.88 units at $10.36 per unit)                              $ 1,100,429
Variable Insurance Product Funds Contrafund Portfolio
  (1,069,940.50 units at $17.68 per unit)                            $18,916,970
Variable Insurance Product Funds Equity Income Portfolio
  (1,393,766.90 units at $14.51 per unit)                            $20,229,082
Variable Insurance Product Funds Growth Portfolio
  (1,202,786.07 units at $13.11 per unit)                            $15,767,604
Variable Insurance Product Funds High Income Portfolio
  (1,010,663.00 units at $10.04 per unit)                            $10,144,330
Variable Insurance Product Funds Index 500 Portfolio
  (2,088,000.22 units at $13.44 per unit)                            $28,063,565
Variable Insurance Product Funds Investment Grade Bond Portfolio
  (1,968,755.52 units at $12.67 per unit)                            $24,936,299
Variable Insurance Product Funds Mid Cap Portfolio
  (107,584.37 units at $12.26 per unit)                              $ 1,319,406
Variable Insurance Product Funds Overseas Portfolio
  (1,185,510.33 units at $11.41 per unit)                            $13,531,954

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                       AIM Variable Insurance Funds                     Alger American Fund
                                   ----------------------------------------   -----------------------------------
                                                 Health                                 Leveraged     Small
                                   Dynamics(1)  Sciences(1)  Technology(1)   Growth      AllCap   Capitalization
                                   -----------  -----------  -------------   ------      ------   --------------

Investment income:
Dividend income                      $    --      $    --      $    --      $    --      $    --      $    --

Expenses:
Mortality and expense risk
  and administrative charges            36,246       66,463       31,717      199,516       26,511       85,153
                                   -----------------------------------------------------------------------------

Net investment loss                    (36,246)     (66,463)     (31,717)    (199,516)     (26,511)     (85,153)
                                   -----------------------------------------------------------------------------

Realized and unrealized
  gain on investments:
Capital gains distributions               --           --           --           --           --           --

Net realized gain from shares sold     116,093      123,849      177,672      875,438      112,532      548,979

Net unrealized appreciation
  (depreciation) on investments        201,226      189,662     (127,439)    (240,575)      12,078      374,042
                                   -----------------------------------------------------------------------------

Net realized and unrealized
  gain on investments                  317,319      313,511       50,233      634,863      124,610      923,021
                                   -----------------------------------------------------------------------------

Increase in net assets
  resulting from operations          $ 281,073    $ 247,048    $  18,516    $ 435,347    $  98,099    $ 837,868
                                   ==============================================================================

(1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund,
INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO
Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                             American Century Variable Portfolios
                                     ----------------------------------------------------------------------------------
                                      Income &      Inflation
                                       Growth      Protection(2) International(2)  Ultra(2)       Value        Vista(2)
                                     ---------     ------------- ----------------  -------     -----------    ---------
Investment income:
Dividend income                      $   117,377   $    58,128   $      --      $      --      $   146,305    $      --

Expenses:
Mortality and expense risk
  and administrative charges             113,915        22,895        10,667            329        216,777         18,354
                                     ------------------------------------------------------------------------------------

Net investment income (loss)               3,462        35,233       (10,667)          (329)       (70,472)       (18,354)
                                     ------------------------------------------------------------------------------------

Realized and unrealized
  gain on investments:
Capital gains distributions                 --            --            --             --          113,490           --

Net realized gain from shares sold        27,384        14,649        15,909            461        368,666          1,037

Net unrealized appreciation
  on investments                         863,923        70,658       262,881          5,670      1,516,496        393,222
                                     ------------------------------------------------------------------------------------

Net realized and unrealized
  gain on investments                    891,307        85,307       278,790          6,131      1,998,652        394,259
                                     ------------------------------------------------------------------------------------

Increase in net assets
  resulting from operations          $   894,769   $   120,540   $   268,123    $     5,802    $ 1,928,180    $   375,905
                                     ====================================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                            Franklin Templeton Variable Insurance
                                                   Dreyfus Variable Investment Fund                Products Trust
                                        ---------------------------------------------------    -----------------------------------
                                                        Developing     Quality     Socially     Foreign        Mutual
                                        Appreciation(2) Leaders (2)    Bond (2)   Responsible  Securities(2)  Shares(2)
                                        --------------- -----------    --------   -----------  -------------  ---------

Investment income:
Dividend income                             $  38,511    $      55    $   4,236   $   3,953    $   4,048    $     357

Expenses:
Mortality and expense risk
  and administrative charges                   11,491          118        1,203      14,661       11,505        1,829
                                        -----------------------------------------------------------------------------

Net investment income (loss)                   27,020          (63)       3,033     (10,708)      (7,457)      (1,472)
                                        -----------------------------------------------------------------------------

Realized and unrealized
  gain on investments:
Capital gains distributions                      --           --           --          --           --           --

Net realized (loss) gain from shares sold        (959)          26          153     (17,429)      19,909        1,059

Net unrealized appreciation
  on investments                               71,718        2,165        4,582      72,462      275,111       30,010
                                        -----------------------------------------------------------------------------

Net realized and unrealized
  gain on investments                          70,759        2,191        4,735      55,033      295,020       31,069
                                        -----------------------------------------------------------------------------

Increase in net assets
  resulting from operations                 $  97,779    $   2,128    $   7,768   $  44,325    $ 287,563    $  29,597
                                        =============================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                        Franklin Templeton Variable
                                         Insurance Products Trust        JP Morgan Series Trust II
                                    ------------------------------------ -------------------------
                                       Real         Small       Small      International    Small
                                    Estate (2)      Cap(2)    Cap Value(2)    Equity      Company
                                    ----------      ------    ------------    ------      -------

Investment income:
Dividend income                      $     953    $    --      $      19    $  14,462    $    --

Expenses:
Mortality and expense risk
  and administrative charges             2,501          314        1,633       35,257       22,174
                                    --------------------------------------------------------------

Net investment loss                     (1,548)        (314)      (1,614)     (20,795)     (22,174)
                                    --------------------------------------------------------------

Realized and unrealized
  gain on investments:
Capital gains distributions                 72         --           --           --           --

Net realized gain from shares sold      17,079           23        2,446      188,625       64,619

Net unrealized appreciation
  on investments                        69,832        8,433       45,550      243,518      341,385
                                    --------------------------------------------------------------

Net realized and unrealized
  gain on investments                   86,983        8,456       47,996      432,143      406,004
                                    --------------------------------------------------------------

Increase in net assets
  resulting from operations          $  85,435    $   8,142    $  46,382    $ 411,348    $ 383,830
                                    ==============================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              Neuberger Berman Advisors Management Trust     Scudder Variable Series II
                                          -------------------------------------------------- --------------------------
                                                                                                Dreman        Dreman
                                                          Limited      Mid Cap                High Return    Small Cap
                                          Fasciano(2)   Maturity(2)   Growth(2)     Partners     Equity(2)    Value (2)
                                          -----------   -----------   ---------     --------     ---------    ---------

Investment income:
Dividend income                             $    --      $ 152,877    $    --      $     222    $    --      $    --

Expenses:
Mortality and expense risk
  and administrative charges                    6,675       27,700          282       26,725        1,127        6,677
                                          ----------------------------------------------------------------------------

Net investment (loss) income                   (6,675)     125,177         (282)     (26,503)      (1,127)      (6,677)
                                          ----------------------------------------------------------------------------

Realized and unrealized
  gain (loss) on investments:
Capital gains distributions                     2,889         --           --           --           --           --

Net realized gain (loss) from shares sold       9,512       (2,428)          20       36,042        1,062       30,357

Net unrealized appreciation
  (depreciation) on investments                92,350     (130,245)       7,993      292,817       19,582      154,918
                                          ----------------------------------------------------------------------------

Net realized and unrealized
  gain (loss) on investments                  104,751     (132,673)       8,013      328,859       20,644      185,275
                                          ----------------------------------------------------------------------------

Increase (decrease) in net assets
  resulting from operations                 $  98,076    $  (7,496)   $   7,731    $ 302,356    $  19,517    $ 178,598
                                          ============================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                         Sentinel Variable Products Trust
                                    ----------------------------------------------------------------------------------------------
                                                                Common       Growth       Mid Cap         Money           Small
                                     Balanced       Bond         Stock        Index       Growth          Market         Company
                                     --------       ----         -----        -----       ------          ------         -------

Investment income:
Dividend income                     $ 338,435    $ 798,861    $  328,605    $  37,662    $      --      $   99,747    $    30,826

Expenses:
Mortality and expense risk
  and administrative charges          218,049      249,194       405,873       39,729        226,150       148,939        434,395
                                    ----------------------------------------------------------------------------------------------

Net investment income (loss)          120,386      549,667       (77,268)      (2,067)      (226,150)      (49,192)      (403,569)
                                    ----------------------------------------------------------------------------------------------

Realized and unrealized
  gain (loss) on investments:
Capital gains distributions           549,251      253,146          --           --             --            --        3,156,247

Net realized gain (loss)
  from shares sold                    409,243      222,212       367,358      125,950        (46,693)         --        1,398,832

Net unrealized (depreciation)
  appreciation on investments        (165,308)    (482,951)    2,221,636      (31,864)     1,874,781          --          254,377
                                    ----------------------------------------------------------------------------------------------

Net realized and unrealized
  gain (loss) on investments          793,186       (7,593)    2,588,994       94,086      1,828,088          --        4,809,456
                                    ----------------------------------------------------------------------------------------------

Increase (decrease) in net assets
  resulting from operations         $ 913,572    $ 542,074    $2,511,726    $  92,019    $ 1,601,938    $  (49,192)   $ 4,405,887
                                    =============================================================================================

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                          Strong Variable Insurance Funds      T Rowe Price Equity Series
                                          -------------------------------  ---------------------------------------
                                              Mid Cap                      Blue Chip       Equity       Health
                                            Growth II   Opportunity II     Growth (2)    Income (2)   Sciences (2)
                                            ---------   --------------     ----------    ----------   ------------

Investment income:
Dividend income                             $      --      $      --      $    12,119    $     2,761   $      --

Expenses:
Mortality and expense risk
  and administrative charges                    108,684        139,741         12,836          1,576         5,275
                                          ------------------------------------------------------------------------

Net investment (loss) income                   (108,684)      (139,741)          (717)         1,185        (5,275)
                                          ------------------------------------------------------------------------
Realized and unrealized
  gain on investments:
Capital gains distributions                        --             --             --            7,340          --

Net realized (loss) gain from shares sold    (1,290,309)        71,312          7,022            801        (3,697)

Net unrealized appreciation
  on investments                              2,631,047      1,633,564        199,996         21,456       115,947
                                          ------------------------------------------------------------------------
Net realized and unrealized
  gain on investments                         1,340,738      1,704,876        207,018         29,597       112,250
                                          ------------------------------------------------------------------------
Increase in net assets
  resulting from operations                 $ 1,232,054    $ 1,565,135    $   206,301    $    30,782   $   106,975
                                          ========================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          Variable Insurance Product Funds
                                            --------------------------------------------------------
                                                               Equity                        High
                                             Contrafund        Income         Growth        Income
                                             ----------        ------         ------        ------

Investment income:
Dividend income                             $    56,661    $   302,034    $    42,011    $   730,482

Expenses:
Mortality and expense risk
  and administrative charges                    240,987        271,907        221,756        129,051
                                            --------------------------------------------------------

Net investment (loss) income                   (184,326)        30,127       (179,745)       601,431
                                            --------------------------------------------------------

Realized and unrealized
  gain on investments:
Capital gains distributions                        --           72,153           --             --

Net realized (loss) gain from shares sold       (24,393)       (33,282)    (1,522,802)       400,531

Net unrealized appreciation
  (depreciation) on investments               2,503,097      1,774,610      1,923,702       (286,882)
                                            --------------------------------------------------------

Net realized and unrealized
  gain on investments                         2,478,704      1,813,481        400,900        113,649
                                            --------------------------------------------------------

Increase in net assets
  resulting from operations                 $ 2,294,378    $ 1,843,608    $   221,155    $   715,080
                                            ========================================================

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        Variable Insurance Product Funds
                                            ---------------------------------------------------------
                                                            Investment
                                              Index 500     Grade Bond     Mid Cap(2)       Overseas
                                              ---------     ----------     ----------       --------

Investment income:
Dividend income                             $   371,258    $   982,018    $      --      $   127,997

Expenses:
Mortality and expense risk
  and administrative charges                    390,487        336,169          4,775        165,767
                                            --------------------------------------------------------

Net investment (loss) income                    (19,229)       645,849         (4,775)       (37,770)
                                            --------------------------------------------------------

Realized and unrealized
  gain on investments:
Capital gains distributions                        --          706,363           --             --

Net realized (loss) gain from shares sold    (1,843,823)      (222,052)        23,421        437,003

Net unrealized appreciation
  (depreciation) on investments               4,194,709       (431,370)       137,973      1,040,266
                                            --------------------------------------------------------

Net realized and unrealized
  gain on investments                         2,350,886         52,941        161,394      1,477,269
                                            --------------------------------------------------------

Increase in net assets
  resulting from operations                 $ 2,331,657    $   698,790    $   156,619    $ 1,439,499
                                            ========================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  AIM Variable Insurance Funds                           Alger American Fund
                                        -------------------------------------------   ----------------------------------------------
                                                           Health                                       Leveraged         Small
                                          Dynamics(1)    Sciences(1)  Technology(1)      Growth           AllCap      Capitalization
                                          -----------    -----------  -------------      ------           ------      --------------

Net investment (loss) income            $    (36,246)  $    (66,463)  $    (31,717)   $   (199,516)   $    (26,511)   $    (85,153)

Realized and unrealized
  gain on investments:
Capital gains distributions                     --             --             --              --              --              --

Net realized gain from shares sold           116,093        123,849        177,672         875,438         112,532         548,979

Net unrealized appreciation
  (depreciation) on investments              201,226        189,662       (127,439)       (240,575)         12,078         374,042
                                        ------------------------------------------------------------------------------------------

Net realized and unrealized
  gain on investments                        317,319        313,511         50,233         634,863         124,610         923,021
                                        ------------------------------------------------------------------------------------------

Increase in net assets
  resulting from operations                  281,073        247,048         18,516         435,347          98,099         837,868
                                        ------------------------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                         246,573        671,248        439,369         968,581         153,512         618,205
Transfers between investment
  sub-accounts and general account, net      (67,068)      (208,111)      (227,146)     (1,553,387)       (390,223)       (220,884)
Surrenders and lapses                       (271,328)      (510,170)      (225,514)     (1,405,824)       (220,694)       (642,280)
Contract benefits                             (4,449)       (39,180)       (20,200)        (91,197)           --           (38,433)
Loan collateral interest received               --               28             22              52               9              43
Transfers for policy loans                      --           (2,864)        (3,750)         (2,718)         (1,849)           (284)
Contract charges                              (1,889)        (3,521)        (1,564)        (12,663)         (2,113)         (5,267)
Other                                           (388)          (352)          (148)         (2,772)          1,332           1,059
                                        ------------------------------------------------------------------------------------------

Total net accumulation unit transactions     (98,549)       (92,922)       (38,931)     (2,099,928)       (460,026)       (287,841)
                                        ------------------------------------------------------------------------------------------

Increase (decrease) in net assets            182,524        154,126        (20,415)     (1,664,581)       (361,927)        550,027

Net assets, beginning of period            2,527,665      4,571,873      2,213,203      15,155,342       2,100,871       5,765,569
                                        ------------------------------------------------------------------------------------------

Net assets, end of period               $  2,710,189   $  4,725,999   $  2,192,788    $ 13,490,761    $  1,738,944    $  6,315,596
                                        ==========================================================================================

Units Issued, Transferred and Redeemed:
Beginning balance                         381,357.65     534,106.75     547,768.82    1,147,661.68      292,149.77      638,099.32
Units issued                               38,818.20      98,467.79     245,969.54       76,415.71       21,854.09       64,558.12
Units transferred                         (10,558.57)    (30,528.55)   (127,161.90)    (122,553.69)     (55,552.46)     (23,066.55)
Units redeemed                            (43,774.28)    (81,570.30)   (140,602.17)    (119,534.79)     (31,791.30)     (71,550.33)
                                        ------------------------------------------------------------------------------------------
Ending balance                            365,843.00     520,475.69     525,974.29      981,988.91      226,660.10      608,040.56
                                        ------------------------------------------------------------------------------------------

(1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund,
INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO
Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   American Century Variable Portfolios
                                        --------------------------------------------------------------------------------------------
                                           Income &       Inflation
                                            Growth      Protection(2)     International(2)  Ultra(2)        Value         Vista (2)
                                            ------      -------------     ----------------  --------        -----         ---------

Net investment income (loss)            $      3,462    $     35,233    $    (10,667)   $      (329)   $    (70,472)   $    (18,354)

Realized and unrealized
  gain on investments:
Capital gains distributions                     --              --              --             --           113,490            --

Net realized gain from shares sold            27,384          14,649          15,909            461         368,666           1,037

Net unrealized appreciation
  on investments                             863,923          70,658         262,881          5,670       1,516,496         393,222
                                        --------------------------------------------------------------------------------------------

Net realized and unrealized
  gain on investments                        891,307          85,307         278,790          6,131       1,998,652         394,259
                                        --------------------------------------------------------------------------------------------

Increase in net assets
  resulting from operations                  894,769         120,540         268,123          5,802       1,928,180         375,905
                                        --------------------------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                         760,031       2,521,959       1,256,282         47,081       2,606,527       1,909,623
Transfers between investment
  sub-accounts and general
  account, net                                58,947       2,364,942         927,152         26,421         760,095       1,806,364
Surrenders and lapses                       (753,734)        (87,899)        (52,733)          (103)     (1,002,279)       (103,140)
Contract benefits                            (74,237)        (29,339)           --             --          (144,756)           --
Loan collateral interest received                 21            --              --             --                51            --
Transfers for policy loans                    (1,494)           --              --             --            (7,589)           --
Contract charges                              (5,392)         (1,524)           (578)          --           (11,194)         (1,129)
Other                                            743             780          (1,578)          (145)          1,282             305
                                        --------------------------------------------------------------------------------------------

Total net accumulation unit transactions     (15,115)      4,768,919       2,128,545         73,254       2,202,137       3,612,023
                                        --------------------------------------------------------------------------------------------

Increase in net assets                       879,654       4,889,459       2,396,668         79,056       4,130,317       3,987,928

Net assets, beginning of period            7,916,619            --              --             --        13,929,528            --
                                        --------------------------------------------------------------------------------------------

Net assets, end of period               $  8,796,273    $  4,889,459    $  2,396,668    $    79,056    $ 18,059,845    $  3,987,928
                                        ===========================================================================================

Units Issued, Transferred
  and Redeemed:
Beginning balance                         767,740.18            --              --             --        963,627.66            --
Units issued                              109,170.37      245,645.07      125,297.79       4,724.87      170,992.57      195,186.53
Units transferred                           8,467.11      230,351.22       92,471.35       2,651.51       49,863.51      184,632.22
Units redeemed                           (119,808.59)     (11,491.74)      (5,474.46)        (24.89)     (76,392.18)     (10,626.38)
                                        --------------------------------------------------------------------------------------------
Ending balance                            765,569.07      464,504.55      212,294.68       7,351.49    1,108,091.56      369,192.37
                                        ============================================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                             Franklin Templeton Variable Insurance
                                               Dreyfus Variable Investment Fund                         Products Trust
                                  ---------------------------------------------------------- -------------------------------------
                                                    Developing      Quality       Socially        Foreign         Mutual
                                  Appreciation(2)   Leaders(2)      Bond(2)      Responsible    Securities(2)    Shares(2)
                                  ---------------   ----------      -------      -----------    -------------    ---------

Net investment income (loss)        $    27,020    $       (63)   $     3,033    $   (10,708)   $    (7,457)   $    (1,472)

Realized and unrealized
  gain on investments:
Capital gains distributions                --             --             --             --             --             --

Net realized (loss)
  gain from shares sold                    (959)            26            153        (17,429)        19,909          1,059

Net unrealized appreciation
  on investments                         71,718          2,165          4,582         72,462        275,111         30,010
                                  ----------------------------------------------------------------------------------------

Net realized and unrealized
  gain on investments                    70,759          2,191          4,735         55,033        295,020         31,069
                                  ----------------------------------------------------------------------------------------

Increase in net assets
  resulting from operations              97,779          2,128          7,768         44,325        287,563         29,597
                                  ----------------------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                  1,327,967         15,477         95,473         46,676      1,398,513        138,525
Transfers between investment
  sub-accounts and general
  account, net                        1,204,165         14,413        120,397          8,057      1,054,184        221,038
Surrenders and lapses                   (73,346)          --             (898)       (50,312)       (48,028)        (6,287)
Contract benefits                          --             --             --          (85,107)          --             --
Loan collateral interest received          --             --             --             --             --             --
Transfers for policy loans                 --             --             --             --             --             --
Contract charges                           (677)           (15)            (3)          (656)          (608)           (94)
Other                                     1,103           --              (37)            32           (473)          (403)
                                  ----------------------------------------------------------------------------------------

Total net accumulation
  unit transactions                   2,459,212         29,875        214,932        (81,310)     2,403,588        352,779
                                  ----------------------------------------------------------------------------------------

Increase (decrease) in net assets     2,556,991         32,003        222,700        (36,985)     2,691,151        382,376

Net assets, beginning of period            --             --             --        1,059,438           --             --
                                  ----------------------------------------------------------------------------------------

Net assets, end of period           $ 2,556,991    $    32,003    $   222,700    $ 1,022,453    $ 2,691,151    $   382,376
                                  ========================================================================================

Units Issued, Transferred
  and Redeemed:
Beginning balance                          --             --             --       159,344.69           --             --
Units issued                         133,871.18       1,522.37       9,497.52       7,186.86     135,742.75      13,690.87
Units transferred                    121,390.81       1,417.71      11,976.92       1,240.56     102,321.42      21,845.90
Units redeemed                        (7,351.01)         (1.48)        (93.31)    (20,947.00)     (4,766.63)       (670.48)
                                  ----------------------------------------------------------------------------------------
Ending balance                       247,910.98       2,938.60      21,381.13     146,825.11     233,297.54      34,866.29
                                  ========================================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Franklin Templeton Variable
                                                    Insurance Products Trust            JP Morgan Series Trust II
                                           ------------------------------------------   --------------------------
                                               Real           Small        Small        International      Small
                                             Estate (2)      Cap (2)    Cap Value (2)      Equity         Company
                                             ----------      -------    -------------      ------         -------

Net investment (loss) income               $    (1,548)   $      (314)   $    (1,614)   $   (20,795)   $   (22,174)

Realized and unrealized
  gain on investments:
Capital gains distributions                         72           --             --             --             --

Net realized gain from shares sold              17,079             23          2,446        188,625         64,619

Net unrealized appreciation
  on investments                                69,832          8,433         45,550        243,518        341,385
                                           -----------------------------------------------------------------------

Net realized and unrealized
  gain on investments                           86,983          8,456         47,996        432,143        406,004
                                           -----------------------------------------------------------------------
Increase in net assets
resulting from operations                       85,435          8,142         46,382        411,348        383,830
                                           -----------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                           312,810         31,423        197,942        671,695        248,888
Transfers between investment
  sub-accounts and general account, net        590,479         54,768        279,204         27,085        126,970
Surrenders and lapses                          (21,839)          --             (374)      (151,406)      (106,476)
Contract benefits                                 --             --             --           (3,749)          --
Loan collateral interest received                 --             --             --                2             10
Transfers for policy loans                        --             --             --             (475)           (32)
Contract charges                                   (52)            (3)            (9)        (1,722)        (1,288)
Other                                              197           --             (207)          (392)            36
                                           -----------------------------------------------------------------------
Total net accumulation unit transactions       881,595         86,188        476,556        541,038        268,108
                                           -----------------------------------------------------------------------
Increase in net assets                         967,030         94,330        522,938        952,386        651,938

Net assets, beginning of period                   --             --             --        2,081,115      1,383,364
                                           -----------------------------------------------------------------------
Net assets, end of period                  $   967,030    $    94,330    $   522,938    $ 3,033,501    $ 2,035,302
                                           =======================================================================

Units Issued, Transferred and Redeemed:
Beginning balance                                 --             --             --       228,845.56     118,426.04
Units issued                                 25,266.33       3,140.93      18,094.92      70,661.56      19,039.93
Units transferred                            47,694.25       5,474.41      25,523.50       2,849.31       9,713.21
Units redeemed                               (1,752.27)         (0.31)        (53.92)    (16,594.28)     (8,242.88)
                                           -----------------------------------------------------------------------
Ending balance                               71,208.31       8,615.03      43,564.50     285,762.15     138,936.30
                                           =======================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Neuberger Berman  Advisors Management Trust          Scudder Variable Series  II
                                           --------------------------------------------------------   -----------------------------
                                                                                                          Dreman          Dreman
                                                              Limited        Mid Cap                    High Return    Small Cap
                                             Fasciano(2)    Maturity (2)    Growth (2)     Partners       Equity (2)     Value (2)

Net investment (loss) income                $    (6,675)   $   125,177    $      (282)   $   (26,503)   $    (1,127)   $    (6,677)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions                       2,889           --             --             --             --             --

Net realized gain (loss) from shares sold         9,512         (2,428)            20         36,042          1,062         30,357

Net unrealized appreciation
(depreciation) on investments                    92,350       (130,245)         7,993        292,817         19,582        154,918
                                            --------------------------------------------------------------------------------------

Net realized and unrealized
gain (loss) on investments                      104,751       (132,673)         8,013        328,859         20,644        185,275
                                            --------------------------------------------------------------------------------------

Increase (decrease) in net assets
resulting from operations                        98,076         (7,496)         7,731        302,356         19,517        178,598
                                            --------------------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                            857,969      3,079,967         24,262        260,234        120,917        536,784
Transfers between investment
sub-accounts and general account, net           646,911      2,940,079         38,077         41,795        105,131        809,560
Surrenders and lapses                           (32,037)      (125,364)          --         (149,286)          (229)       (54,172)
Contract benefits                                  --          (43,101)          --           (2,326)          --          (12,226)
Loan collateral interest received                  --             --             --               21           --             --
Transfers for policy loans                         --             --             --           (1,962)          --             --
Contract charges                                   (289)        (1,738)            (7)        (1,438)          --             (225)
Other                                              (498)           634              4           (122)          (275)        (1,693)
                                            --------------------------------------------------------------------------------------

Total net accumulation unit transactions      1,472,056      5,850,477         62,336        146,916        225,544      1,278,028
                                            --------------------------------------------------------------------------------------

Increase in net assets                        1,570,132      5,842,981         70,067        449,272        245,061      1,456,626

Net assets, beginning of period                    --             --             --        1,728,597           --             --
                                            --------------------------------------------------------------------------------------

Net assets, end of period                   $ 1,570,132    $ 5,842,981    $    70,067    $ 2,177,869    $   245,061    $ 1,456,626
                                            ======================================================================================

Units Issued, Transferred and Redeemed:
Beginning balance                                  --             --             --       168,915.14           --             --
Units issued                                  83,631.51     308,556.54       2,426.20      22,094.83      11,697.04      51,295.45
Units transferred                             63,058.39     294,542.31       3,658.83       3,548.55      10,169.97      77,362.11
Units redeemed                                (3,199.56)    (16,987.72)         (0.26)    (13,169.67)        (48.76)     (6,528.32)
                                            --------------------------------------------------------------------------------------
Ending balance                               143,490.34     586,111.13       6,084.77     181,388.85      21,818.25     122,129.24
                                            ======================================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                           Sentinel Variable Products Trust
                         -----------------------------------------------------------------------------------------------------------
                                                            Common          Growth        Mid Cap         Money           Small
                            Balanced          Bond          Stock           Index         Growth          Market         Company

Net investment
  income (loss)          $    120,386    $    549,667   $    (77,268)   $     (2,067)   $   (226,150)  $    (49,192)   $   (403,569)

Realized and
  unrealized
  gain (loss)
  on investments:
Capital gains
  distributions               549,251         253,146           --              --              --             --         3,156,247

Net realized gain (loss)
  from shares sold            409,243         222,212        367,358         125,950         (46,693)          --         1,398,832

Net unrealized
  (depreciation)
  appreciation
  on investments             (165,308)       (482,951)     2,221,636         (31,864)      1,874,781           --           254,377
                         -----------------------------------------------------------------------------------------------------------
Net realized and
  unrealized
  gain (loss) on
  investments                 793,186          (7,593)     2,588,994          94,086       1,828,088           --         4,809,456
                         -----------------------------------------------------------------------------------------------------------
Increase (decrease)
  in net assets
  resulting from
  operations                  913,572         542,074      2,511,726          92,019       1,601,938        (49,192)      4,405,887
                         -----------------------------------------------------------------------------------------------------------
Accumulation unit
  transactions:
Participant deposits        1,735,707       2,491,767      6,263,017         207,050       1,974,447      3,977,688       6,864,021
Transfers between
  investment
  sub-accounts and
  general
  account, net              1,091,364      (1,089,431)     2,449,833        (149,996)       (811,904)    (2,923,733)      2,122,363
Surrenders and lapses      (1,224,324)     (1,446,218)    (2,677,867)       (236,333)     (1,666,594)    (1,654,736)     (2,845,180)
Contract benefits             (95,369)       (141,984)      (275,340)           --          (167,616)       (13,035)       (236,897)
Loan collateral
  interest received                 8             401              8            --                33            883              57
Transfers for
  policy loans                   (690)            (82)          (764)           --            (4,235)        (6,164)         (8,308)
Contract charges              (11,526)        (11,553)       (22,512)         (2,019)        (12,819)        (6,507)        (21,984)
Other                           1,938            (562)        (1,670)            102          (1,697)           471           1,269
                         -----------------------------------------------------------------------------------------------------------
Total net accumulation
  unit transactions         1,497,108        (197,662)     5,734,705        (181,196)       (690,385)      (625,133)      5,875,341
                         -----------------------------------------------------------------------------------------------------------
Increase (decrease)
  in net assets             2,410,680         344,412      8,246,431         (89,177)        911,553       (674,325)     10,281,228

Net assets,
  beginning of period      14,152,143      17,765,696     26,202,211       2,926,049      15,838,143     11,760,670      26,875,879
                         -----------------------------------------------------------------------------------------------------------
Net assets,
  end of period          $ 16,562,823    $ 18,110,108   $ 34,448,642    $  2,836,872    $ 16,749,696   $ 11,086,345    $ 37,157,107
                         ===========================================================================================================
Units Issued,
  Transferred
  and Redeemed:
Beginning balance        1,134,775.51    1,303,319.09   2,081,352.51      395,952.58    1,190,675.96   1,010,025.42    1,242,053.69
Units issued               137,610.28      199,983.31     490,596.66       30,203.33      154,355.15     341,573.30      304,000.67
Units transferred           86,525.50      (87,435.15)    191,901.10      (21,880.60)     (63,471.73)   (251,067.74)      93,997.35
Units redeemed            (105,442.10)    (128,412.04)   (233,285.01)     (34,754.61)    (144,855.23)   (144,187.18)    (137,785.00)
                         -----------------------------------------------------------------------------------------------------------
Ending balance           1,253,469.19    1,287,455.21   2,530,565.26      369,520.70    1,136,704.15     956,343.80    1,502,266.71
                         ===========================================================================================================

   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                             Strong Variable Insurance Funds         T Rowe  Price Equity Series
                                            --------------------------------    -----------------------------------------
                                               Mid Cap                          Blue Chip      Equity          Health
                                              Growth II      Opportunity II     Growth (2)    Income (2)     Sciences (2)

Net investment (loss) income                $   (108,684)   $   (139,741)   $       (717)   $      1,185    $     (5,275)

Realized and unrealized
gain on investments:
Capital gains distributions                         --              --              --             7,340            --

Net realized (loss) gain from shares sold     (1,290,309)         71,312           7,022             801          (3,697)

Net unrealized appreciation
on investments                                 2,631,047       1,633,564         199,996          21,456         115,947
                                            ----------------------------------------------------------------------------

Net realized and unrealized
gain on investments                            1,340,738       1,704,876         207,018          29,597         112,250
                                            ----------------------------------------------------------------------------

Increase in net assets
resulting from operations                      1,232,054       1,565,135         206,301          30,782         106,975
                                            ----------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                             488,298         759,779       1,689,328         125,445         349,035
Transfers between investment
sub-accounts and general account, net           (917,369)        372,239       1,162,826         310,300         705,831
Surrenders and lapses                           (762,051)     (1,250,178)        (25,939)         (4,275)        (59,768)
Contract benefits                                (28,200)       (106,876)        (13,963)           --              --
Loan collateral interest received                    185              17            --              --              --
Transfers for policy loans                        (4,545)              3            --              --              --
Contract charges                                  (7,142)         (6,508)           (794)            (45)           (152)
Other                                               (448)          1,515           1,364            (264)         (1,492)
                                            ----------------------------------------------------------------------------

Total net accumulation unit transactions      (1,231,272)       (230,009)      2,812,822         431,161         993,454
                                            ----------------------------------------------------------------------------
Increase in net assets                               782       1,335,126       3,019,123         461,943       1,100,429

Net assets, beginning of period                7,994,456       9,670,414            --              --              --
                                            ----------------------------------------------------------------------------

Net assets, end of period                   $  7,995,238    $ 11,005,540    $  3,019,123    $    461,943    $  1,100,429
                                            ============================================================================

Units Issued, Transferred and Redeemed:
Beginning balance                             639,147.81      597,575.44            --              --              --
Units issued                                   37,738.01       46,998.46      168,102.27       11,988.84       37,315.23
Units transferred                             (70,898.68)      23,025.99      115,710.92       29,655.51       75,460.19
Units redeemed                                (61,997.94)     (84,252.36)      (3,913.86)        (438.09)      (6,565.54)
                                            ----------------------------------------------------------------------------
Ending balance                                543,989.20      583,347.53      279,899.33       41,206.26      106,209.88
                                            ============================================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                           Variable Insurance Product Funds
                                            -------------------------------------------------------------
                                                               Equity                           High
                                              Contrafund       Income          Growth          Income
                                              ----------       ------          ------          ------

Net investment (loss) income                $   (184,326)   $     30,127    $   (179,745)   $    601,431

Realized and unrealized
gain on investments:
Capital gains distributions                         --            72,153            --              --

Net realized (loss) gain from shares sold        (24,393)        (33,282)     (1,522,802)        400,531

Net unrealized appreciation
(depreciation) on investments                  2,503,097       1,774,610       1,923,702        (286,882)
                                            -------------------------------------------------------------

Net realized and unrealized
gain on investments                            2,478,704       1,813,481         400,900         113,649
                                            -------------------------------------------------------------

Increase in net assets
resulting from operations                      2,294,378       1,843,608         221,155         715,080
                                            -------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                           2,085,554       1,588,856       1,772,415       1,942,596
Transfers between investment
sub-accounts and general account, net            229,794        (142,825)     (1,004,092)        105,208
Surrenders and lapses                         (1,880,478)     (2,060,486)     (1,151,820)       (954,731)
Contract benefits                               (140,864)       (234,456)        (98,502)       (262,002)
Loan collateral interest received                     21              23              70              34
Transfers for policy loans                        (1,950)           (260)         (3,185)         (4,256)
Contract charges                                 (12,520)        (12,101)        (13,079)         (6,053)
Other                                              2,761          (1,757)            306             227
                                            -------------------------------------------------------------

Total net accumulation unit transactions         282,318        (863,006)       (497,887)        821,023
                                            -------------------------------------------------------------

Increase (decrease) in net assets              2,576,696         980,602        (276,732)      1,536,103

Net assets, beginning of period               16,340,274      19,248,480      16,044,336       8,608,227
                                            -------------------------------------------------------------

Net assets, end of period                   $ 18,916,970    $ 20,229,082    $ 15,767,604    $ 10,144,330
                                            ============================================================

Units Issued, Transferred and Redeemed:
Beginning balance                           1,052,447.54    1,458,610.93    1,247,702.58      926,868.19
Units issued                                  129,224.89      119,382.50      159,897.16      198,264.20
Units transferred                              14,238.47      (10,731.50)     (90,583.44)      10,737.68
Units redeemed                               (125,970.40)    (173,495.03)    (114,230.23)    (125,207.07)
                                            -------------------------------------------------------------
Ending balance                              1,069,940.50    1,393,766.90    1,202,786.07    1,010,663.00
                                            =============================================================

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                             Variable Insurance Product Funds
                                            -------------------------------------------------------------
                                                            Investment
                                               Index 500     Grade Bond       Mid Cap (2)       Overseas

Net investment (loss) income                $    (19,229)   $    645,849    $     (4,775)   $    (37,770)

Realized and unrealized
gain on investments:
Capital gains distributions                         --           706,363            --              --

Net realized (loss) gain from shares sold     (1,843,823)       (222,052)         23,421         437,003

Net unrealized appreciation
(depreciation) on investments                  4,194,709        (431,370)        137,973       1,040,266
                                            -------------------------------------------------------------
Net realized and unrealized
gain on investments                            2,350,886          52,941         161,394       1,477,269
                                            -------------------------------------------------------------
Increase in net assets
resulting from operations                      2,331,657         698,790         156,619       1,439,499
                                            -------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                           1,471,250       4,095,995         434,374       2,189,588
Transfers between investment
sub-accounts and general account, net           (726,673)          8,958         772,209          72,931
Surrenders and lapses                         (3,195,089)     (2,649,715)        (30,501)       (927,215)
Contract benefits                               (300,226)       (379,981)        (14,260)        (73,377)
Loan collateral interest received                    201             103            --                38
Transfers for policy loans                        (1,244)         (3,787)           --            (2,271)
Contract charges                                 (23,592)        (15,863)           (219)         (8,410)
Other                                               --            (1,124)          1,184          (1,329)
                                            -------------------------------------------------------------
Total net accumulation unit transactions      (2,775,373)      1,054,586       1,162,787       1,249,955
                                            -------------------------------------------------------------
(Decrease) increase in net assets               (443,716)      1,753,376       1,319,406       2,689,454

Net assets, beginning of period               28,507,281      23,182,923            --        10,842,500
                                            -------------------------------------------------------------
Net assets, end of period                   $ 28,063,565    $ 24,936,299    $  1,319,406    $ 13,531,954
                                            ============================================================
Units Issued, Transferred and Redeemed:
Beginning balance                           2,313,638.45    1,885,368.97            --      1,064,456.93
Units issued                                  119,612.84      323,872.03       40,189.52      212,053.29
Units transferred                             (59,078.62)         708.31       71,446.98        7,063.09
Units redeemed                               (286,172.45)    (241,193.79)      (4,052.13)     (98,062.98)
                                            -------------------------------------------------------------
Ending balance                              2,088,000.22    1,968,755.52      107,584.37    1,185,510.33
                                            ============================================================

(2) From the period of inception May 1, 2004 through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                        American Century Variable            Dreyfus Variable
                                          Alger American Fund                  Portfolios                    Investment Fund
                                     -----------------------------------------------------------------------------------------------
                                                       Leveraged        Small            Income &                      Socially
                                         Growth          AllCap     Capitalization       Growth          Value    Responsible Growth
                                         ------          ------     --------------       ------          -----    ------------------

Net investment loss                  $   (179,775)   $    (21,520)   $    (63,870)   $    (11,559)   $    (42,722)   $    (11,217)

Realized and unrealized
gain on investments:

Capital gains distributions                  --              --              --              --              --              --

Net realized (loss)
  gain from shares sold                (1,118,297)        (97,276)         77,340        (336,188)       (182,747)        (73,847)

Net unrealized appreciation
on investments                          5,091,235         526,549       1,545,905       1,933,145       3,048,292         281,099
                                     -----------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     3,972,938         429,273       1,623,245       1,596,957       2,865,545         207,252
                                     -----------------------------------------------------------------------------------------------
Increase in net assets
resulting from operations               3,793,163         407,753       1,559,375       1,585,398       2,822,823         196,035
                                     -----------------------------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                      635,916         187,520         252,354         585,389       1,144,695          73,183
Transfers between investment
sub-accounts and general account, net     621,654         637,893         226,821         895,623       1,645,455          51,610
Surrenders and lapses                    (807,634)       (125,352)       (303,281)       (344,289)       (818,131)        (54,212)
Contract benefits                         (92,217)           --            (9,693)        (34,575)       (135,008)           --
Loan collateral interest received              86               3               7               2              42            --
Transfers for policy loans                   (123)             13            (498)              7             166            --
Contract charges                          (13,563)         (1,581)         (4,951)         (4,610)         (8,941)           (549)
Other                                      (4,273)           (168)          6,149             393          (2,992)             60
                                     -----------------------------------------------------------------------------------------------
Total net accumulation
  unit transactions                       339,846         698,328         166,908       1,097,940       1,825,286          70,092
                                     -----------------------------------------------------------------------------------------------
Increase in net assets                  4,133,009       1,106,081       1,726,283       2,683,338       4,648,109         266,127

Net assets, beginning of period        11,022,333         994,790       4,039,286       5,233,281       9,281,419         793,311
                                     -----------------------------------------------------------------------------------------------
Net assets, end of period            $ 15,155,342    $  2,100,871    $  5,765,569    $  7,916,619    $ 13,929,528    $  1,059,438
                                     ===============================================================================================
Units Issued, Transferred
  and Redeemed:
Beginning balance                    1,112,587.18      183,800.39      627,551.21      647,417.35      816,576.88      148,267.80
Units issued                            65,631.01       29,094.75       15,948.05       64,152.56       92,220.23       11,565.37
Units transferred                       64,159.07       98,972.56       14,334.44       98,150.99      132,563.03        8,156.11
Units redeemed                         (94,715.58)     (19,717.93)     (19,734.38)     (41,980.72)     (77,732.48)      (8,644.59)
                                     -----------------------------------------------------------------------------------------------
Ending balance                       1,147,661.68      292,149.77      638,099.32      767,740.18      963,627.66      159,344.69
                                     ===============================================================================================

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                       Neuberger
                                                                                                                     Berman Advisors
                                                                                                                        Management
                                                 INVESCO Variable Investment Funds      JP Morgan Series  Trust II         Trust
                                            -----------------------------------------   --------------------------   ---------------
                                                               Health                    International     Small          Partners
                                              Dynamics        Sciences     Technology    Opportunities    Company         Portfolio
                                              --------        --------     ----------    -------------    -------         ---------

Net investment loss                         $   (26,714)   $   (47,739)   $   (18,788)   $    (9,180)   $   (15,831)   $   (17,839)

Realized and unrealized
gain on investments:

Capital gains distributions                        --             --             --             --             --             --

Net realized (loss) gain from shares sold      (151,518)      (199,852)       (98,973)         7,465        (46,278)       (41,342)

Net unrealized appreciation
on investments                                  777,351      1,058,758        565,878        469,974        409,097        428,185
                                            --------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             625,833        858,906        466,905        477,439        362,819        386,843
                                            --------------------------------------------------------------------------------------
Increase in net assets
resulting from operations                       599,119        811,167        448,117        468,259        346,988        369,004
                                            --------------------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                            256,643        673,298        474,828        408,633         91,674        152,206
Transfers between investment
sub-accounts and general account, net           279,459        490,941        573,085        199,151         68,673        256,696
Surrenders and lapses                          (172,179)      (217,650)       (59,043)       (89,942)       (80,622)       (78,147)
Contract benefits                                  --             (587)       (25,223)        (7,457)       (47,450)        (4,836)
Loan collateral interest received                  --                2              6           --               16           --
Transfers for policy loans                         --               13             26           --               67           --
Contract charges                                 (1,273)        (2,780)        (1,153)        (1,182)        (1,118)        (1,011)
Other                                                11            529          3,160           (637)          (105)           188
                                            --------------------------------------------------------------------------------------
Total net accumulation unit transactions        362,661        943,766        965,686        508,566         31,135        325,096
                                            --------------------------------------------------------------------------------------
Increase in net assets                          961,780      1,754,933      1,413,803        976,825        378,123        694,100

Net assets, beginning of period               1,565,885      2,816,940        799,400      1,104,290      1,005,241      1,034,497
                                            --------------------------------------------------------------------------------------
Net assets, end of period                   $ 2,527,665    $ 4,571,873    $ 2,213,203    $ 2,081,115    $ 1,383,364    $ 1,728,597
                                            ======================================================================================
Units Issued, Transferred and Redeemed:
Beginning balance                            321,110.70     414,706.10     283,490.20     158,604.86     115,400.73     134,673.05
Units issued                                  42,634.74      85,182.36     129,945.85      56,438.43       8,907.70      16,031.73
Units transferred                             46,425.04      62,111.45     156,835.78      27,505.78       6,672.76      27,037.57
Units redeemed                               (28,812.83)    (27,893.16)    (22,503.01)    (13,703.51)    (12,555.15)     (8,827.21)
                                            --------------------------------------------------------------------------------------
Ending balance                               381,357.65     534,106.75     547,768.82     228,845.56     118,426.04     168,915.14
                                            ======================================================================================

   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                        Sentinel Variable  Products  Trust
                                           -------------------------------------------------------------------------------
                                                                                Common         Growth        Mid Cap
                                            Balanced (a)        Bond (a)         Stock          Index         Growth
                                            ------------        --------         -----          -----         ------

Net investment income (loss)                $     35,797    $    209,482    $    (85,395)   $    (10,838)   $   (165,200)

Realized and unrealized
gain on investments:

Capital gains distributions                      196,358         172,820            --              --              --

Net realized gain (loss) from shares sold         78,523         116,116        (870,208)       (250,051)     (1,260,646)

Net unrealized appreciation
on investments                                 1,388,931         357,954       6,567,624         729,309       5,498,881
                                            -------------------------------------------------------------------------------

Net realized and unrealized
gain on investments                            1,663,812         646,890       5,697,416         479,258       4,238,235
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
resulting from operations                      1,699,609         856,372       5,612,021         468,420       4,073,035
                                            -------------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                             904,415         813,475       3,327,273         294,696       1,926,095
Transfers between investment
sub-accounts and general account, net         12,142,328      16,869,896       1,528,960         168,103       1,208,949
Surrenders and lapses                           (505,698)       (751,308)     (1,530,896)       (166,021)       (720,291)
Contract benefits                                (83,739)        (17,662)       (204,227)           --          (151,877)
Loan collateral interest received                   --               255            --              --                26
Transfers for policy loans                          --               332            --              --                99
Contract charges                                  (4,229)         (5,864)        (17,914)         (1,620)        (11,204)
Other                                               (543)            200             563              19           4,372
                                            -------------------------------------------------------------------------------
Total net accumulation unit transactions      12,452,534      16,909,324       3,103,759         295,177       2,256,169
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets             14,152,143      17,765,696       8,715,780         763,597       6,329,204

Net assets, beginning of period                     --              --        17,486,431       2,162,452       9,508,939
                                            -------------------------------------------------------------------------------
Net assets, end of period                   $ 14,152,143    $ 17,765,696    $ 26,202,211    $  2,926,049    $ 15,838,143
                                            ===============================================================================
Units Issued, Transferred and Redeemed:
Beginning balance                                   --              --      1,800,411.01      357,764.90    1,000,052.44
Units issued                                   82,417.60       62,700.17      301,173.22       38,125.45      162,735.60
Units transferred                           1,106,507.05    1,300,280.10      138,396.16       21,747.85      102,143.99
Units redeemed                                (54,149.14)     (59,661.18)    (158,627.88)     (21,685.62)     (74,256.07)
                                            ----------------------------------------------------------------------------
Ending balance                              1,134,775.51    1,303,319.09    2,081,352.51      395,952.58    1,190,675.96
                                            ============================================================================










                                                Money            Small
                                                Market          Company
                                                ------          -------

Net investment income (loss)                $    (92,428)   $   (248,503)

Realized and unrealized
gain on investments:

Capital gains distributions                         --            15,188

Net realized gain (loss) from shares sold           --           236,754

Net unrealized appreciation
on investments                                      --         6,537,010
                                            ----------------------------
Net realized and unrealized
gain on investments                                 --         6,788,952
                                            ----------------------------
Increase (decrease) in net assets
resulting from operations                        (92,428)      6,540,449
                                            ----------------------------
Accumulation unit transactions:
Participant deposits                           3,687,804       3,516,350
Transfers between investment
sub-accounts and general account, net         (4,961,855)      3,810,521
Surrenders and lapses                         (5,049,817)     (1,627,706)
Contract benefits                                   --          (107,847)
Loan collateral interest received                    997              45
Transfers for policy loans                          (145)           (163)
Contract charges                                 (11,330)        (15,379)
Other                                                805           1,421
                                            ----------------------------
Total net accumulation unit transactions      (6,333,541)      5,577,242
                                            ----------------------------
Increase (decrease) in net assets             (6,425,969)     12,117,691

Net assets, beginning of period               18,186,639      14,758,188
                                            ----------------------------
Net assets, end of period                   $ 11,760,670    $ 26,875,879
                                            ============================
Units Issued, Transferred and Redeemed:
Beginning balance                           1,551,827.66      937,943.44
Units issued                                  315,472.89      191,736.00
Units transferred                            (424,461.48)     207,776.26
Units redeemed                               (432,813.65)     (95,402.01)
                                            ----------------------------
Ending balance                              1,010,025.42    1,242,053.69
                                            ============================


(a) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT).

Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable
Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                         Strong Variable
                                         Insurance Funds                Variable Insurance Product Funds
                                         ---------------  --------------------------------------------------------------
                                              Mid Cap                                        Equity
                                             Growth II    Opportunity II    Contrafund       Income           Growth
                                             ---------    --------------    ----------       ------           ------

Net investment (loss) income               $    (92,925)   $   (105,434)   $   (126,054)   $     49,962    $   (145,109)

Realized and unrealized
gain on investments:

Capital gains distributions                        --              --              --              --              --

Net realized loss from shares sold           (1,996,034)       (960,282)       (688,889)       (681,233)     (2,348,637)

Net unrealized appreciation
on investments                                3,875,857       3,515,807       4,072,087       4,752,310       5,975,292
                                           ----------------------------------------------------------------------------
Net realized and unrealized
gain on investments                           1,879,823       2,555,525       3,383,198       4,071,077       3,626,655
                                           ----------------------------------------------------------------------------
Increase in net assets
resulting from operations                     1,786,898       2,450,091       3,257,144       4,121,039       3,481,546
                                           ----------------------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                            498,341         521,189       1,511,003       1,458,183       1,228,703
Transfers between investment
sub-accounts and general account, net           535,912         260,594       1,707,880       1,052,779       1,214,767
Surrenders and lapses                          (396,411)       (598,362)     (1,055,668)       (989,837)       (769,292)
Contract benefits                               (32,170)        (70,290)        (51,119)       (104,706)        (66,810)
Loan collateral interest received                   152              26            --              --                79
Transfers for policy loans                          (28)            111            --              --              (739)
Contract charges                                 (7,337)         (5,954)        (11,472)        (10,967)        (12,835)
Other                                             5,214           2,310           2,718           2,868           5,888
                                           ----------------------------------------------------------------------------
Total net accumulation unit transactions        603,673         109,624       2,103,342       1,408,320       1,599,761
                                           ----------------------------------------------------------------------------
Increase in net assets                        2,390,571       2,559,715       5,360,486       5,529,359       5,081,307

Net assets, beginning of period               5,603,885       7,110,699      10,979,788      13,719,121      10,963,029
                                           ----------------------------------------------------------------------------
Net assets, end of period                  $  7,994,456    $  9,670,414    $ 16,340,274    $ 19,248,480    $ 16,044,336
                                           ============================================================================

Units Issued, Transferred and Redeemed:
Beginning balance                            593,006.69      593,692.26      895,933.04    1,336,207.02    1,116,957.82
Units issued                                  38,090.18       18,461.94      112,437.20      126,737.74      100,419.05
Units transferred                             40,961.88        9,230.95      127,087.27       91,502.12       99,280.09
Units redeemed                               (32,910.94)     (23,809.71)     (83,009.97)     (95,835.95)     (68,954.38)
                                           ----------------------------------------------------------------------------
Ending balance                               639,147.81      597,575.44    1,052,447.54    1,458,610.93    1,247,702.58
                                           ============================================================================





                                                High          Index
                                               Income          500
                                               ------          ---


Net investment (loss) income               $    307,110    $      4,010

Realized and unrealized
gain on investments:

Capital gains distributions                        --              --

Net realized loss from shares sold             (606,567)     (1,623,710)

Net unrealized appreciation
on investments                                1,762,222       7,462,595
                                           ----------------------------
Net realized and unrealized
gain on investments                           1,155,655       5,838,885
                                           ----------------------------
Increase in net assets
resulting from operations                     1,462,765       5,842,895
                                           ----------------------------
Accumulation unit transactions:
Participant deposits                          1,365,177       1,491,763
Transfers between investment
sub-accounts and general account, net         1,294,057       1,475,060
Surrenders and lapses                          (546,637)     (1,409,393)
Contract benefits                               (15,449)        (54,943)
Loan collateral interest received                     6             184
Transfers for policy loans                           26          (5,927)
Contract charges                                 (4,265)        (23,485)
Other                                            (1,802)          3,543
                                           ----------------------------
Total net accumulation unit transactions      2,091,113       1,476,802
                                           ----------------------------
Increase in net assets                        3,553,878       7,319,697

Net assets, beginning of period               5,054,349      21,187,584
                                           ----------------------------
Net assets, end of period                  $  8,608,227    $ 28,507,281
                                           ============================
Units Issued, Transferred and Redeemed:
Beginning balance                            683,024.77    2,177,585.48
Units issued                                 159,192.46      153,315.83
Units transferred                            150,899.20      103,666.59
Units redeemed                               (66,248.24)    (120,929.45)
                                           ----------------------------
Ending balance                               926,868.19    2,313,638.45
                                           ============================


   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                        Variable Insurance
                                           Product Funds           Gartmore Variable Insurance Trust
                                    ----------------------------   ---------------------------------
                                      Investment                      JP Morgan       Government
                                      Grade Bond       Overseas      Balanced (a)      Bond (a)
                                      ----------       --------      ------------      --------

Net investment income (loss)        $    525,649    $    (50,729)   $    271,711    $  1,075,740

Realized and unrealized
gain (loss) on investments:

Capital gains distributions              302,536            --              --           173,951

Net realized gain (loss)
  from shares sold                       554,345        (210,035)     (1,018,166)       (525,266)

Net unrealized (depreciation)
appreciation on investments             (551,313)      3,339,610       1,401,305        (835,156)
                                    ------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               305,568       3,129,575         383,139      (1,186,471)
                                    ------------------------------------------------------------
Increase (decrease)
  in net assets
  resulting from
  operations                             831,217       3,078,846         654,850        (110,731)
                                    ------------------------------------------------------------
Accumulation unit transactions:
Participant deposits                   2,453,111       1,042,090         435,523       1,105,462
Transfers between investment
  sub-accounts and general
  account, net                         1,911,159         422,391      (9,825,595)    (15,933,607)
Surrenders and lapses                 (2,037,035)       (540,818)       (523,881)       (842,808)
Contract benefits                       (137,828)        (39,765)       (103,961)        (45,180)
Loan collateral interest
  received                                    79            --              --                51
Transfers for policy loans                   367            --              --            (9,766)
Contract charges                         (14,906)         (6,707)         (4,831)         (5,498)
Other                                       (120)           (941)           (167)         (1,004)
                                    ------------------------------------------------------------
Total net accumulation
  unit transactions                    2,174,827         876,250     (10,022,912)    (15,732,350)
                                    ------------------------------------------------------------
Increase (decrease) in net assets      3,006,044       3,955,096      (9,368,062)    (15,843,081)

Net assets, beginning of period       20,176,879       6,887,404       9,368,062      15,843,081
                                    ------------------------------------------------------------
Net assets, end of period           $ 23,182,923    $ 10,842,500    $       --      $       --
                                    ============================================================
Units Issued, Transferred
  and Redeemed:
Beginning balance                   1,702,427.77      956,027.37      916,629.63    1,213,264.09
Units issued                          206,349.77      128,951.05       39,830.07       85,252.19
Units transferred                     160,762.08       52,267.81     (898,584.32)  (1,228,784.84)
Units redeemed                       (184,170.65)     (72,789.30)     (57,875.38)     (69,731.44)
                                    ------------------------------------------------------------
Ending balance                      1,885,368.97    1,064,456.93            --              --
                                    ============================================================

(a) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August
     1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the Variable Account) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual fund portfolios within the Sentinel Variable Products Trust (SVPT).

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios (ACVP), Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, SVPT, Strong Variable Insurance Funds, T. Rowe Price Equity Series and Fidelity Variable Insurance Product Funds (VIPF). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder. Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are forty-nine sub-accounts within the Variable Account as of December 31, 2004. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.

During 2004, several new fund choices were added to further enhance the investment options available to contractholders. These new fund choices included mutual fund portfolios within American Century Variable Portfolios, Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, T. Rowe Price Equity Series and VIPF Mid Cap Portfolio.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc.
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 9 for additional information on fund substitutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Variable Account's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Health Sciences Fund, AIM Technology Fund, Alger American Growth Fund, Alger American Leveraged All Cap Fund, Alger American Small Cap Fund, ACVP Income & Growth Fund, ACVP Inflation Protection Fund, ACVP International Fund, ACVP Ultra Fund, ACVP Value Fund, ACVP Vista Fund, Dreyfus Appreciation Fund, Dreyfus Developing Leaders Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, Franklin Templeton Foreign Securities, Franklin Templeton Mutual Shares, Franklin Templeton Real Estate, Franklin Templeton Small Cap, Franklin Templeton Small Cap Value, JP Morgan Series Trust II International Equity, JP Morgan Series Trust II Small Company, Neuberger Berman Fasciano, Neuberger Berman Limited Maturity, Neuberger Berman Mid Cap Growth, Neuberger Berman Partners, Scudder Dreman High Return Equity, Scudder Dreman Small Cap Value, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock, SVPT Growth Index, SVPT Mid Cap Growth, SVPT Money Market, SVPT Small Company, Strong Mid Cap Growth II, Strong Opportunity II, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, VIPF Equity Income, VIPF Growth, VIPF High Income, VIPF Mid Cap, VIPF Overseas, VIPF Contrafund, VIPF Index 500, and VIPF Investment Grade Bond.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

PARTICIPANT TRANSACTIONS

Payments received from policyholders represent participant deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts. See Note 10 for additional information on policy loans.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

----------------------------------------------------------------------------------------------------
                             CHARGES AND DEDUCTIONS
----------------------------------------------------------------------------------------------------
                          WHEN CHARGE IS
DESCRIPTION OF CHARGE        DEDUCTED            AMOUNT DEDUCTED             HOW DEDUCTED
----------------------------------------------------------------------------------------------------
                                                 Annual Rate of 1.25% of
                                                 the average daily net       Deducted from sub-
Mortality and Expense     Daily                  assets of each sub-         accounts as a Reduction
Risk Charge                                      account of the Separate     in Unit Value
                                                 Account
----------------------------------------------------------------------------------------------------
                                                 Annual Rate of 0.15% of
                                                 the average daily net       Deducted from sub-
Administration Charge     Daily                  assets of each sub-         accounts as a Reduction
                                                 account of the Separate     in Unit Value
                                                 Account
----------------------------------------------------------------------------------------------------
                          Upon Withdrawal or     0% - 7% of Net              Deducted from
Contingent Deferred       Surrender, depending   Premium Payments            Accumulated Value upon
Sales Charge              on the specifics and   withdrawn or                Surrender or Lapse
                          duration  of the       surrendered
                          Policy
----------------------------------------------------------------------------------------------------
                          Annually on Contract                               Unit Liquidation from
Annual Contract Fee       Anniversary on Contract       $30                  Account Value
                          Values under $50,000
----------------------------------------------------------------------------------------------------
                                                 Currently no Amount is      Deducted from Transfer
Transfer Charge           Upon making a Transfer assessed                    amount
----------------------------------------------------------------------------------------------------
                          Upon Premium Payment,                              Deducted from Premium
                          Annuitization, Death of    Amount of Premium       Payment or by Unit
Premium Taxes             owner, or Surrender,   Taxes, up to 3.5%           Liquidation from Account
                          depending on specifics                             Value
                          of the Policy
----------------------------------------------------------------------------------------------------
                          On the Date of Issue of   Amounts vary depending   Unit liquidation from
Riders                    the Policy and on each    on the specifics of the  Account Value
                          Monthly Policy Date       Policy
----------------------------------------------------------------------------------------------------

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2004, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2004, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2005.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2004 are set forth below:

PORTFOLIO                                           SHARES        COST
--------------------------------------------------------------------------------

AIM Variable Insurance Funds
Dynamics        (1)                                 203,163    $2,068,062
Health Sciences (1)                                 250,053     3,968,917
Technology      (1)                                 176,553     1,990,430

Alger American Fund
Growth                                              384,133    10,628,769
Leveraged AllCap                                     57,221     1,479,540
Small Capitalization                                311,727     4,529,328

American Century Variable Portfolios
Income & Growth                                   1,201,677     7,133,279
Inflation Protection                                463,456     4,818,789
International                                       326,097     2,133,785
Ultra                                                 7,781        73,386
Value                                             2,063,982    14,474,683
Vista                                               297,607     3,594,705

Dreyfus Variable Investment Fund
Appreciation                                         71,906     2,485,273
Developing Leaders                                      770        29,841
Quality Bond                                         19,518       218,118
Socially Responsible Growth                          40,622       923,243

Franklin Templeton Variable Insurance Products
Trust
Foreign Securities                                  187,537     2,416,041
Mutual Shares Securities                             22,979       352,367
Real Estate                                          31,716       897,198
Small Cap                                             4,855        85,898
Small Cap Value Securities                           33,415       477,388

JP Morgan Series Trust II
International Equity                                272,797     2,323,343
Small Company                                       113,831     1,480,475

Neuberger Berman Advisors Management Trust
Fasciano                                            113,531     1,477,782
Limited Maturity                                    455,771     5,973,228
Mid Cap Growth                                        3,930        62,074
Partners                                            118,879     1,636,186

Scudder Variable Series II
Dreman High Return Equity                            19,403       225,480
Dreman Small Cap Value                               72,759     1,301,708

(1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

The number of shares held and cost for each of the portfolios at December 31, 2004 are set forth below:


PORTFOLIO                                          SHARES             COST
--------------------------------------------------------------------------------

Sentinel Variable Products Trust
Balanced                                          1,446,535       $15,339,202
Bond                                              1,793,080        18,235,105
Common Stock                                      3,137,399        29,307,092
Growth Index                                        359,553         2,453,225
Mid Cap Growth                                    1,802,981        13,154,376
Money Market                                     11,086,345        11,086,345
Small Company                                     2,607,516        31,932,718

Strong Variable Insurance Funds
Mid Cap Growth II                                   488,706         6,733,085
Opportunity II                                      490,224         8,331,968

T. Rowe Price Equity Series
Blue Chip Growth                                    333,974         2,819,127
Equity Income                                        20,706           440,486
Health Sciences 107,150                             984,482

Variable Insurance Product Funds
Contrafund                                          710,630        14,772,560
Equity Income                                       797,362        16,641,814
Growth                                              492,584        14,810,876
High Income                                       1,449,190         9,353,664
Index 500                                           203,728        24,598,954
Investment Grade Bond                             1,881,985        24,832,443
Mid Cap 43,718                                    1,181,433
Overseas                                            772,372        10,510,817


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2004 aggregated the following:

                                                             SALES
PORTFOLIO                                    PURCHASES     PROCEEDS
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics                               (1)   $  737,077   $   871,872
Health Sciences                        (1)    1,380,981     1,540,366
Technology                             (1)      942,618     1,013,266

Alger American Fund
Growth                                        2,044,445     4,343,890
Leveraged AllCap                                429,238       915,774
Small Capitalization                          1,440,424     1,813,418

American Century Variable Portfolios
Income & Growth (2)                           1,904,413     1,916,065
Inflation Protection                   (2)    5,562,448       758,297
International                          (2)    2,522,616       404,739
Ultra                                  (2)      100,877        27,952
Value                                         6,098,806     3,853,654
Vista                                  (2)    4,186,425       592,757

Dreyfus Variable Investment Fund
Appreciation                           (2)    2,884,747       398,515
Developing Leaders                     (2)       30,200           385
Quality Bond                           (2)      227,691         9,726
Socially Responsible Growth                     112,085       204,103

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities                     (2)    2,775,348      379,216
Mutual Shares Securities               (2)      522,488      171,180
Real Estate                            (2)    1,030,490      150,371
Small Cap                              (2)       86,481          606
Small Cap Value Securities             (2)      547,121       72,179

JP Morgan Series Trust II
International Equity                          1,225,148       704,906
Small Company                                   634,521       388,587

Neuberger Berman Advisors Management Trust
Fasciano                               (2)    1,674,832       206,562
Limited Maturity                       (2)    6,828,407       852,751
Mid Cap Growth                         (2)       62,588           534
Partners                                        512,909       392,495

Scudder Variable Series II
Dreman High Return Equity              (2)      294,792        70,374
Dreman Small Cap Value                 (2)    1,611,709       340,358

(1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

(2) From the period of inception May 1, 2004 through December 31, 2004.

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2004 aggregated the following:

                                                          SALES
PORTFOLIO                               PURCHASES       PROCEEDS
--------------------------------------------------------------------------------

Sentinel Variable Products Trust
Balanced                             $  5,370,537    $  3,203,790
Bond                                    6,116,019       5,510,868
Common Stock                           12,021,285       6,363,846
Growth Index                              616,522         799,786
Mid Cap Growth                          3,862,791       4,779,326
Money Market                            9,380,416      10,054,741
Small Company                          15,740,887       7,112,866

Strong Variable Insurance Funds
Mid Cap Growth II                       1,139,357       2,479,313
Opportunity II                          2,290,316       2,660,066

T. Rowe Price Equity Series
Blue Chip Growth               (2)      3,127,773         315,668
Equity Income                  (2)        489,191          49,506
Health Sciences                (2)      1,131,382         143,203

Variable Insurance Product Funds
Contrafund                              4,379,970       4,281,977
Equity Income                           4,604,154       5,364,881
Growth                                  3,097,017       3,774,649
High Income                             5,300,459       3,878,005
Index 500                               4,729,553       7,524,154
Investment Grade Bond                  10,489,217       8,082,417
Mid Cap (2)                             1,426,283         268,271
Overseas                                4,627,878       3,415,694

(2) From the period of inception May 1, 2004 through December 31, 2004.

NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2004, 2003, 2002 and 2001 are shown below. Information for the years ended December 31, 2004 and 2003 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior years reflect the presentation used in the current year.

                                                   ----------------------------------------------------------------------
                                                                                               For the Year Ended
                                                           At December 31, 2004                 December 31, 2004
                                                   ----------------------------------------------------------------------
                                                                Unit                       Investment
                                                                Fair                       Income     Expense   Total
Portfolio                                           Units       Value   Net Assets         Ratio(a)   Ratio(b)  Return(c)
-------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics                                        (1)        365,843.00    7.41 2,710,189       0.00%    1.40%   11.74%
Health Sciences                                 (1)        520,475.69    9.08 4,725,999       0.00%    1.40%    6.08%
Technology                                      (1)        525,974.29    4.17 2,192,788       0.00%    1.40%    3.19%

Alger American Fund
Growth                                                     981,988.91   13.7413,490,761       0.00%    1.40%    4.00%
Leveraged AllCap                                           226,660.10    7.67 1,738,944       0.00%    1.40%    6.70%
Small Capitalization                                       608,040.56   10.39 6,315,596       0.00%    1.40%   14.90%

American Century Variable Portfolios
Income & Growth                                 (2)        765,569.07   11.49 8,796,273       1.41%    1.40%   11.44%
Inflation Protection                            (2)        464,504.55   10.53 4,889,459       2.54%    1.40%    5.26%
International                                   (2)        212,294.68   11.29 2,396,668       0.00%    1.40%   12.89%
Ultra                                           (2)          7,351.49   10.75    79,056       0.00%    1.40%    7.54%
Value                                                    1,108,091.56   16.3018,059,845       0.00%    1.40%   12.71%
Vista                                           (2)        369,192.37   10.80 3,987,928       0.00%    1.40%    8.02%

Dreyfus Variable Investment Fund
Appreciation                                    (2)        247,910.98   10.31 2,556,991       3.31%    1.40%    3.14%
Developing Leaders                              (2)          2,938.60   10.89    32,003       0.40%    1.40%    8.91%
Quality Bond                                    (2)         21,381.13   10.42   222,700       3.68%    1.40%    4.16%
Socially Responsible Growth                                146,825.11    6.96 1,022,453       0.38%    1.40%    4.72%

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities                              (2)        233,297.54   11.54 2,691,151       0.34%    1.40%   15.35%
Mutual Shares Securities                        (2)         34,866.29   10.97   382,376       0.19%    1.40%    9.67%
Real Estate                                     (2)         71,208.31   13.58   967,030       0.30%    1.40%   35.80%
Small Cap                                       (2)          8,615.03   10.95    94,330       0.00%    1.40%    9.50%
Small Cap Value Securities                      (2)         43,564.50   12.00   522,938       0.01%    1.40%   20.04%

JP Morgan Series Trust II
International Equity                                       285,762.15   10.62 3,033,501       0.54%    1.40%   16.78%
Small Company                                              138,936.30   14.65 2,035,302       0.00%    1.40%   25.42%

Neuberger Berman Advisors
Management Trust
Fasciano                                        (2)        143,490.34   10.94 1,570,132       0.00%    1.40%    9.42%
Limited Maturity                                (2)        586,111.13    9.97 5,842,981       5.50%    1.40%   (0.31%)
Mid Cap Growth                                  (2)          6,084.77   11.52    70,067       0.00%    1.40%   15.15%
Partners                                                   181,388.85   12.01 2,177,869       0.01%    1.40%   17.37%

Scudder Variable Series II
Dreman High Return Equity                       (2)         21,818.25   11.23   245,061       0.00%    1.40%   12.32%
Dreman Small Cap Value                          (2)        122,129.24   11.93 1,456,626       0.00%    1.40%   19.27%



(1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

(2) The Investment Income Ratio, Expense Ratio and Total Return are for the period of inception May 1, 2004 through December 31, 2004.



                    -----------------------------------------------------------------------------
                                  For the Year                               Ended
                               At December 31, 2004                   December 31, 2004
                    -----------------------------------------------------------------------------
                            Unit                           Investment
                            Fair                           Income            Expense    Total
Portfolio           Units   Value      Net Assets          Ratio (a)         Ratio(b)   Return(c)

Sentinel Variable Products Trust
Balanced                1,253,469.19        13.21      16,562,823      2.11%   1.40%     5.96%
Bond                    1,287,455.21        14.07      18,110,108      4.43%   1.40%     3.20%
Common Stock            2,530,565.26        13.61      34,448,642      1.08%   1.40%     8.13%
Growth Index              369,520.70         7.68       2,836,872      1.34%   1.40%     3.89%
Mid Cap Growth          1,136,704.15        14.74      16,749,696      0.00%   1.40%    10.79%
Money Market              956,343.80        11.59      11,086,345      0.93%   1.40%    (0.41%)
Small Company           1,502,266.71        24.73      37,157,107      0.09%   1.40%    14.30%

Strong Variable Insurance Funds
Mid Cap Growth II         543,989.20        14.70       7,995,238      0.00%   1.40%    17.49%
Opportunity II            583,347.53        18.87      11,005,540      0.00%   1.40%    16.60%

T. Rowe Price Equity Series
Blue Chip Growth   (2)    279,899.33        10.79       3,019,123      0.90%   1.40%     7.86%
Equity Income      (2)     41,206.26        11.21         461,943      1.55%   1.40%    12.11%
Health Sciences    (2)    106,209.88        10.36       1,100,429      0.00%   1.40%     3.61%

Variable Insurance Product Funds
Contrafund              1,069,940.50        17.68      18,916,970      0.32%   1.40%    13.85%
Equity Income           1,393,766.90        14.51      20,229,082      1.53%   1.40%     9.95%
Growth                  1,202,786.07        13.11      15,767,604      0.26%   1.40%     1.94%
High Income             1,010,663.00        10.04      10,144,330      7.70%   1.40%     8.04%
Index 500               2,088,000.22        13.44     28,063,565       1.33%   1.40%     9.09%
Investment Grade Bond   1,968,755.52        12.67      24,936,299      4.03%   1.40%     2.98%
Mid Cap            (2)    107,584.37        12.26       1,319,406      0.00%   1.40%    22.64%
Overseas                1,185,510.33        11.41      13,531,954      1.03%   1.40%    12.02%


(2) The Investment Income Ratio, Expense Ratio and Total Return are for the period of inception May 1, 2004 through December 31, 2004.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redem ption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.


                                                                                             For the Year Ended
                                                 At December 31, 2003                        December 31, 2003
                                    -----------------------------------------------------------------------------------
                                                       Unit                               Investment
                                                       Fair                               Income     Expense Total
Portfolio                            Units             Value         Net Assets           Ratio(a)  Ratio(b) Return (c)
                                    -----------------------------------------------------------------------------------

Alger American Fund
Growth                                    1,147,661.68        13.21      15,155,342          0.00%    1.40%   33.25%
Leveraged AllCap                            292,149.77         7.19       2,100,871          0.00%    1.40%   32.92%
Small Capitalization                        638,099.32         9.04       5,765,569          0.00%    1.40%   40.30%

American Century Variable Portfolios
Income & Growth                             767,740.18        10.31       7,916,619          1.15%    1.40%   27.62%
Value                                       963,627.66        14.46      13,929,528          0.95%    1.40%   27.14%

Dreyfus Variable Investment Fund
Socially Responsible Growth                 159,344.69         6.65       1,059,438          0.12%    1.40%   24.28%

Gartmore Variable Insurance Trust
Government Bond                    (3)         --               --           --              8.40%    1.40%    (8.58%)
JP Morgan Balanced                 (3)         --               --           --              2.46%    1.40%   (15.85%)

INVESCO Variable Investment Funds
Dynamics                                    381,357.65         6.63       2,527,665          0.00%    1.40%   35.82%
Health Sciences                             534,106.75         8.56       4,571,873          0.00%    1.40%   26.07%
Technology                                  547,768.82         4.04       2,213,203          0.00%    1.40%    43.28%

JP Morgan Series Trust II
International Equity                        228,845.56         9.09       2,081,115          0.72%    1.40%   30.66%
Small Company                               118,426.04        11.68       1,383,364          0.00%    1.40%   34.11%

Neuberger Berman Advisors Management Trust
Partners                                    168,915.14        10.23       1,728,597          0.00%    1.40%   33.25%

Sentinel Variable Products Trust
Balanced                           (3)    1,134,775,51        12.47      14,152,143          0.83%    1.40%    24.71%
Bond                               (3)    1,303,319.09        13.63      17,765,696          1.71%    1.40%    36.31%
Common Stock                              2,081,352.51        12.59      26,202,211          0.93%    1.40%   29.65%
Growth Index                                395,952.58         7.39       2,926,049          0.90%    1.40%   22.35%
Mid Cap Growth                            1,190,675.96        13.30      15,838,143          0.00%    1.40%   39.87%
Money Market                              1,010,025.42        11.64      11,760,670          0.82%    1.40%   (0.65%)
Small Company                             1,242,053.69        21.64      26,875,879          0.12%    1.40%   37.56%

Strong Variable Insurance Funds
Mid Cap Growth II                           639,147.81        12.51       7,994,456          0.00%    1.40%   32.36%
Opportunity II                              597,575.44        16.18       9,670,414          0.08%    1.40%   35.08%

Variable Insurance Product Funds
Contrafund                                1,052,447.54        15.53      16,340,274          0.41%    1.40%   26.64%
Equity Income                             1,458,610.93        13.20      19,248,480          1.66%    1.40%   28.50%
Growth                                    1,247,702.58        12.86      16,044,336          0.25%    1.40%   30.95%
High Income                                 926,868.19         9.29       8,608,227          5.67%    1.40%   25.51%
Index 500                                 2,313,638.45        12.32      28,507,281          1.37%    1.40%   26.63%
Investment Grade Bond                     1,885,368.97        12.30      23,182,923          3.48%    1.40%    3.77%
Overseas                                  1,064,456.93        10.19      10,842,500          0.73%    1.40%   41.47%

(3) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.


                                                                       2002
-----------------------------------------------------------------------------------------------------------------
                                                      Unit Value Unit Value                   Investment
                                                      (beginning (end of              Expense  Income   Total
Portfolio                                   Units       of year)  year)   Net Assets  Ratio(a) Ratio(b) Return(c)
-----------------------------------------------------------------------------------------------------------------
Alger American Fund
Growth                                    1,112,587.18   14.99    9.91   11,022,333   1.40%   0.04%  (33.91%)
Small Capitalization                        627,551.21    8.85    6.44    4,039,286   1.40%   0.00%  (27.27%)
Leveraged AllCap                            183,800.39    8.30    5.41      994,790   1.40%   0.01%  (34.79%)
American Century Variable Portfolios
Value                                       816,576.88   13.19   11.37    9,281,419   1.40%   0.74%  (13.83%)
Income & Growth                             647,417.35   10.17    8.08    5,233,281   1.40%   1.04%  (20.52%)
Dreyfus Socially Responsible Growth         148,267.80    7.64    5.35      793,311   1.40%   0.28%  (29.97%)
INVESCO Variable Investment Funds
Dynamics                                    321,110.70    7.26    4.88    1,565,885   1.40%   0.00%  (32.83%)
Technology                                  283,490.20    5.38    2.82      799,400   1.40%   0.00%  (47.59%)
Health Sciences                             414,706.10    9.12    6.79    2,816,940   1.40%   0.00%  (25.52%)
Market Street Fund
Managed                                     916,629.63   11.55   10.22    9,368,062   1.40%   2.58%  (11.51%)
Bond                                      1,213,264.09   12.14   13.06   15,843,081   1.40%   3.48%    7.56%
JP Morgan Series Trust II
International Opportunities                 158,604.86    8.64    6.96    1,104,290   1.40%   0.45%  (19.42%)
Small Company                               115,400.73   11.27    8.71    1,005,241   1.40%   0.20%  (22.71%)
Neuberger Berman Advisors
Management Trust
Partners                                    134,673.05   10.27    7.68    1,034,497   1.40%   0.45%  (25.20%)
Sentinel Variable Products Trust
Money Market                              1,551,827.66   11.73   11.72   18,186,639   1.40%   1.28%   (0.09%)
Common Stock                              1,800,411.01   11.91    9.71   17,486,431   1.40%   1.23%  (18.45%)
Small Company                               937,943.44   18.54   15.73   14,758,188   1.40%   0.30%  (15.13%)
Mid Cap Growth                            1,000,052.44   12.70    9.51    9,508,939   1.40%   0.00%  (25.13%)
Growth Index                                357,764.90    8.07    6.04    2,162,452   1.40%   0.75%  (25.10%)
Strong Variable Insurance Funds
Opportunity II                              593,692.26   16.60   11.98    7,110,699   1.40%   0.47%  (27.85%)
Mid Cap Growth II                           593,006.69   15.34    9.45    5,603,885   1.40%   0.00%  (38.40%)
Variable Insurance Product Funds
Equity Income                             1,336,207.02   12.54   10.27   13,719,121   1.40%   1.61%  (18.12%)
Overseas                                    956,027.37    9.16    7.20    6,887,404   1.40%   0.79%  (21.35%)
Growth                                    1,116,957.82   14.24    9.82   10,963,029   1.40%   0.27%  (31.07%)
High Income                                 683,024.77    7.25    7.40    5,054,349   1.40%   9.87%    2.07%
Index 500                                 2,177,585.48   12.69    9.73   21,187,584   1.40%   1.37%  (23.33%)
Contrafund                                  895,933.04   13.71   12.26   10,979,788   1.40%   0.79%  (10.61%)
Investment Grade Bond                     1,702,427.77   10.89   11.85   20,176,879   1.40%   2.42%    8.83%

(a) These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

(b) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(c) These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                                                            2001
------------------------------------------------------------------------------------------------------------------------
                                                       UNIT          UNIT
                                                       VALUE         VALUE                            INVESTMENT
                                                    (BEGINNING OF   (END OF                   EXPENSE  INCOME   TOTAL
PORTFOLIO                                  UNITS         YEAR)      YEAR)    NET ASSETS      RATIO(A) RATIO(B) RETURN(C)
------------------------------------------------------------------------------------------------------------------------
Alger American Fund
Growth                                    1,176,016.07   17.24     14.99     17,631,187       1.40%    0.24%   (13.04%)
Small Cap                                   713,337.23   12.73      8.85      6,310,943       1.40%    0.05%   (30.50%)
Leveraged All Cap                           122,328.68   10.02      8.30      1,015,869       1.40%  (17.12%)
American Century Variable Portfolios
Value                                       497,921.29   11.86     13.19      6,567,803       1.40%    0.71%    11.22%
Income & Growth 513,559.72                       11.25   10.17                5,220,862       1.40%    0.74%    (9.64%)
Dreyfus Socially Responsible Growth          64,416.84   10.00      7.64        491,883       1.40%    0.09%   (23.64%)
INVESCO Variable Investment Funds
Dynamics                                    185,977.17   10.69      7.26      1,350,413       1.40%  (32.08%)
Technology                                  140,047.82   10.07      5.38        753,392       1.40%  (46.58%)
Health Sciences                             185,979.64   10.58      9.12      1,695,623       1.40%    0.47%   (13.83%)
Market Street Fund
Managed                                     742,241.96   12.60     11.55      8,571,857       1.40%    3.37%    (8.34%)
Bond                                        831,321.19   11.46     12.14     10,090,540       1.40%    4.30%     5.92%
JP Morgan Series Trust II
International Opportunities                 129,932.62   10.84      8.64      1,122,947       1.40%    1.19%   (20.27%)
Small Company                                94,501.13   12.43     11.27      1,065,428       1.40%    0.04%    (9.30%)
Neuberger Berman Advisors
Management Trust
Partners                                     92,299.75   10.72     10.27        947,777       1.40%    0.34%    (4.21%)
Sentinel Variable Products Trust
Money Market                              1,339,572.89   11.47     11.73     15,709,999       1.40%    3.19%     2.25%
Common Stock                              1,550,727.39   13.15     11.91     18,475,038       1.40%    1.26%    (9.40%)
Small Com pany                              641,556.80   17.84     18.54     11,892,223       1.40%    0.40%     3.90%
Mid Cap Growth                            1,037,504.10   17.01     12.70     13,178,022       1.40%  (25.33%)
Growth Index                                152,290.12    9.45      8.07      1,228,844       1.40%    0.47%   (14.61%)
Strong Variable Insurance Funds
Opportunity II                              422,080.77   17.48     16.60      7,004,736       1.40%    0.41%    (5.06%)
Mid Cap Growth                              649,737.70   22.48     15.34      9,969,426       1.40%  (31.74%)
Variable Insurance Product Funds
Equity Income                             1,100,806.66   13.38     12.54     13,799,430       1.40%    1.59%    (6.31%)
Ov erseas                                   943,360.18   11.79      9.16      8,644,667       1.40%    5.20%   (22.28%)
Growth                                    1,161,109.49   17.54     14.24     16,534,064       1.40%    0.08%   (18.81%)
High Income                                 572,401.28    8.33      7.25      4,152,143       1.40%   12.68%   (12.92%)
Index 500                                 2,179,936.83   14.64     12.69     27,662,843       1.40%    1.19%   (13.32%)
Contrafund                                  802,651.88   15.84     13.71     11,003,332       1.40%    0.81%   (13.46%)
Investment Grade Bond                       759,750.40   10.18     10.89      8,274,781       1.40%    1.02%     6.99%
Bond                                        831,321.19   11.46     12.14     10,090,540       1.40%    4.30%     5.92%

(a) These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

b) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(c) These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders' net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

--------------------------------------------------------------------------------
August 1, 2003                         Removed Portfolio     Surviving Portfolio
--------------------------------------------------------------------------------
                              GVIT GOVERNMENT BOND FUND       SVPT BOND FUND
Shares                             1,558,748.29                1,861,145.46
NAV                                   $ 11.94                     $ 10.00
Net assets before                   $18,611,455
Net assets after                    $18,611,455
                              GVIT JP MORGAN BALANCED FUND    SVPT BALANCED FUND
Shares                              1,269,190.65               1,091,503.96
NAV                                   $   8.60                    $ 10.00
Net assets before                   $10,915,040
Net assets after                                                $10,915,040

NOTE 10 - LOANS

Policyholders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)  Financial Statements
         (1) Financial statements and schedule included in Prospectus*
         (2) Financial statements and schedule included in Part B*

(b)  Exhibits
     (1) Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant.(1)
     (2) Not Applicable
     (3) Distribution Agreement between the Variable Account/Registrant and Principal Underwriter (2)

     (4) (a) The form of the variable annuity contract (2)
         (b) Enhanced Death Benefit Rider (2)
         (c) Guaranteed Account Endorsement (10)
         (d) Accelerated Benefits Rider - Covered Chronic Illness (10)
         (e) Accelerated Benefits Rider - Terminal Illness (10)
         (f) Endorsement to the Death Benefit, Systematic Withdrawals,
             and General Withdrawal Terms Provisions
         (g) Limited Power of Attorney (13)
     (5) Variable Annuity Application (2)
     (6) Articles of Incorporation and By-Laws of Depositor (3)
     (7) Reinsurance agreements
              (1) Reinsurance Agreement - National Life Insurance Company and xxxxxx, effective September 1, 1997/May 1, 1998 (14)
              (2) Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxxxx, effective January 1, 2002 (13)
              (3) Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (13)
              (4) Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxxxx, effective January 1, 2002 (13)
              (5) Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxxxx, effective May 1, 1999
              (13)
              (6) Reinsurance Agreement - National Life Insurance Company and xxxxx, effective April 1, 1993 (13)
              (7) Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1, 1994 (13)
     (8)(a) Participation Agreement by and among Market Street Fund, Inc., National Life Insurance Company and PML Securities Company. dated January, 30, 1996 (4).
              1. Form of Amendment No. 1 dated June 20, 1997 by & among Market
                 Street Fund, Inc., National Life Insurance Company, and 1717 Capital Management (formerly PML Securities Company) (7).
         (b) Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life
              Insurance Company, (now National Life Insurance Company), dated August 1, 1989 (7).
               1. Form of Amendment No. 1 to Participation Agreement by and
                  among Variable Insurance Products Fund, Fidelity Distributions Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated January 1, 1996 (5).
               2. Form of Amendment No. 2 to Participation Agreement by and
                  among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 28, 1997 (2).
         (c) Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (4)
              1. Form of amended Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)

     .   (d)  Form of Participation Agreement by and among National Life
              Insurance Company, National Life Variable Annuity Account II and
              Strong Variable Insurance Funds, Inc., Strong Special Fund II,
              Inc., and Strong Funds Distributors, Inc., dated May 7, 1997 (2).
         (e)  Participation Agreement by and among Variable Insurance Products
              Fund II, Fidelity Distributors Corporation and Vermont Life
              Insurance Company (now National Life Insurance Company) dated
              April 1, 1990 (7).
              1.  Form of Amendment No. 1 by and among Variable Insurance
                  Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 28, 1997 (2).
         (g)  Form of Participation Agreement between National Life Insurance
              Company and American Century Investment, Inc. (6). 1. Form of
              Amendment to Shareholder Services Agreement (14)
         (h) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (6) 1. Form of Amendment to Participation Agreement (14)
         (i) Form of Participation Agreement between National Life Insurance Company and J. P. Morgan Series Trust II (6)
         (k) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(8 ) 1. Form of Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund(14)
         (l) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc.; INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (9)
         (m) Form of Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (14)
         (n) Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (14)
         (o) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (14)
         (p) Form of Participation Agreement - National Life Insurance Company, T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (14)

         (q) Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc.(15)
     (9)  Opinion and consent of D. Russell Morgan, Chief Compliance Officer.(*)
     (10) (a) Consent of Sutherland Asbill & Brennan LLP (*)
          (b) Consent of PriceWaterhouseCoopers LLP (*)
     (11) Not Applicable.
     (12) Not Applicable.
     (13) Performance Advertising Calculation Schedules (2)
     (14) Powers of Attorney.
              (a) Robert E. Boardman (1) (b) A. Gary Shilling (1) (c) Jeremiah
              E. Casey (11) (d) Thomas H. MacLeay (11)

     (1) Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
     (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.

     (3) Incorporated herein by reference to the to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
     (4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement ( File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996.
     (5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.
     (6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.
     (7) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.
     (8) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
     (9) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
     (10) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.
     (11) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2002
     (12) Incorporateed herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.
     (13) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
     (14) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004

     (15) Incororated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 29, 2005

     *   File herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITION WITH DEPOSITOR
------------------------------------          -----------------------

Thomas H. MacLeay                             Chairman of the Board, President,
                                              CEO and Director

Jeremiah E. Casey                             Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD 21201

Bruce Lisman                                  Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY 1 0179

A. Gary Shilling                              Director
-------------------------
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ 07081-1020


Patricia K. Woolf                             Director
506 Quaker Road
Princeton, NJ  08540


Edward J. Bonach           Executive Vice President & Chief Financial Officer
Mehran Assadi              President - Life & Annuity
Michele S. Gatto           Executive Vice President - Corporate Services
                                & General Counsel
Christian W. Thwaites      Executive Vice President
Thomas H. Brownell         Senior Vice President & Chief Investment Officer
Joel Conrad                Senior Vice President & Chief Information Officer
Don W. Cummings            Senior Vice President - Finance
William E. Decker          Senior Vice President - Human Resources
Gregory H. Doremus         Senior Vice President - New Business
                                & Customer Service
Kenneth R. Ehinger         Senior Vice President - NL Financial Alliance
Charles C. Kittredge       Senior Vice President - Marketing Development
                                & Operations
Wade H. Mayo               Senior Vice President
Ruth B. Smith              Senior Vice President - Registered Product
                             & Life Event Distribution.
James K. McQueston         Secretary of the Corporation
Robert E. Cotton           Vice President & Treasurer


*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, Vermont 05604.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc., a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.



                                      C-4

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.



ITEM 27. NUMBER OF CONTRACT OWNERS. AS OF MARCH 31, 2005, 8,021 CONTRACTS ARE IN FORCE.


ITEM 28. INDEMNIFICATION
          The By-Laws of Depositor provide, in part in Article VI, as follows
               7.1 Indemnification.
                  (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

                  (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29   PRINCIPAL UNDERWRITER


     (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account and Sentinel Variable Products Trust.


     (b) The following information is furnished with respect to the officers and directors of ESI:



                                      C-5


---------------------------------------- -------------------------------------------------- --------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
---------------------------------------- -------------------------------------------------- --------------------------------------
Kenneth R. Ehinger                       President,  Chief Executive Officer & Director     Senior Vice President - NL Financial
                                                                                            Alliance
---------------------------------------- -------------------------------------------------- --------------------------------------
John M. Grab                             Senior Vice President & Chief Financial Officer    None
---------------------------------------- -------------------------------------------------- --------------------------------------
Stephen A. Englese                       Senior Vice President - Securities Operations      None
---------------------------------------- -------------------------------------------------- --------------------------------------
Gregory D. Teese                         Vice President - Compliance & Chief Compliance     None
                                         Officer
---------------------------------------- -------------------------------------------------- --------------------------------------
Isabelle Keiser                          Vice President                                     None
---------------------------------------- -------------------------------------------------- --------------------------------------
Tammy W. King                            Vice President                                     None
---------------------------------------- -------------------------------------------------- --------------------------------------
James Canavan                            Assistant Vice President                           None
---------------------------------------- -------------------------------------------------- --------------------------------------
D. Russell Morgan                        Counsel                                            Chief Compliance Officer - Separate
                                                                                            Accounts
---------------------------------------- -------------------------------------------------- --------------------------------------
Sharon E. Bernard                        Treasurer & Controller                             None
---------------------------------------- -------------------------------------------------- --------------------------------------
James K. McQueston                       Secretary                                          Assistant General Counsel &
                                                                                            Secretary
---------------------------------------- -------------------------------------------------- --------------------------------------
Thomas H. MacLeay                        Chairman, Director                                 Chairman, President & Chief
                                                                                            Executive Officer
---------------------------------------- -------------------------------------------------- --------------------------------------
Edward J. Bonach                         Director                                           Executive Vice President & Chief
                                                                                            Financial Officer
---------------------------------------- -------------------------------------------------- --------------------------------------



*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


---------------------------- -------------------------- ------------------------ ----------------------- ----------------------
NAME OF                      NET UNDERWRITING               COMPENSATION ON           BROKERAGE                  OTHER
PRINCIPAL                    DISCOUNTS AND COMMISSIONS       REDEMPTION                COMMISSIONS           COMPENSATION
UNDERWRITER
---------------------------- -------------------------- ------------------------ ----------------------- ----------------------
Equity Services, Inc.               $5,496,577                    -0-                  $5,496,577                 -0-
---------------------------- -------------------------- ------------------------ ----------------------- ----------------------



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 31. MANAGEMENT SERVICES
         All management contracts are discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS
     (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payments under the variable annuity contracts may be accepted;
     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and
     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.
     (d) Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.
     (e) National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 18 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2005.


                                         NATIONAL VARIABLE ANNUITY
                                         ACCOUNT II (Registrant)

                                         By: NATIONAL LIFE INSURANCE COMPANY

(SEAL)

Attest: /S/ CHRISTOPHER M. NERONHA      By: /S/ THOMAS H. MACLEAY
        --------------------------      -------------------------
         Christopher M. Neronha         Thomas H. MacLeay
         Assistant Secretary            Chairman of the Board  &
                                        Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2005.


                                            NATIONAL LIFE INSURANCE COMPANY
                                                    (Depositor)


                                            By: /S/ THOMAS H. MACLEAY
                                              ----------------------
                                              Thomas H. MacLeay
                                              Chairman of the Board &
                                              Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


SIGNATURE                          TITLE                        DATE
---------                          -----                        ----



/S/ THOMAS H. MACLEAY     Chairman of the Board,                April 29, 2005
---------------------
     Thomas H. MacLeay    President & Chief Executive Officer

                          & Director



/S/ EDWARD J. BONACH      Executive Vice President &            April 29, 2005
--------------------

     Edward J. Bonach     Chief Financial Officer




JEREMIAH E. CASEY*        Director                              April 29, 2005
-----------------

Jeremiah E. Casey


____________              Director
Bruce Lisman




A. GARY SHILLING*         Director                              April 29, 2005
----------------
A. Gary Shilling

----------------
Patricia K. Woolf         Director



*By /s/Thomas H. MacLeay                                   Date: April 29, 2005
    Thomas H. MacLeay
    Pursuant to Power of Attorney

                                  EXHIBIT INDEX
                                  -'------------



  9     Opinion and Consent of D. Russell Morgan, Chief Compliance Officer

  10(a) Consent of PricewaterhouseCoopers LLP, Registered Public Accounting Firm

  10(b) Consent of Sutherland Asbill & Brennan LLP